                                                                      Exhibit 10


                          SECOND AMENDED AND RESTATED


                              FINANCING AGREEMENT


          SECOND AMENDED AND RESTATED FINANCING AGREEMENT, dated as of November 29, 2000, by and among McNaughton Apparel Group Inc., a Delaware corporation formerly known as Norton McNaughton, Inc. (the "Company"), Norton McNaughton of
                                                -------
Squire, Inc., a New York corporation ("Squire"), Miss Erika, Inc., a Delaware
                                       ------
corporation ("Miss Erika"), Jeri-Jo Knitwear, Inc., a Delaware corporation
              ----------
formerly known as JJ Acquisition Corp. ("Jeri-Jo" and together with Squire and
                                         -------
Miss Erika, each a "Subsidiary Borrower" and collectively, the "Subsidiary
                    -------------------                         ----------
Borrowers"; the Subsidiary Borrowers together with the Company, each a
---------
"Borrower" and collectively, the "Borrowers"), the financial institutions from
 --------                         ---------
time to time party hereto (each a "Lender" and collectively the "Lenders"), Banc
                                   ------                        -------
of America Commercial Corporation, as collateral agent and syndication agent for the Lenders (in such capacity, the "Collateral Agent" or "Syndication Agent"),
                                    ----------------      -----------------
The CIT Group/Commercial Services, Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and Fleet Capital Corporation,
                        --------------------
as documentation agent for the Lenders (in such capacity, the "Documentation
                                                               -------------
Agent" and together with the Collateral Agent and the Administrative Agent, each
-----
an "Agent" and collectively the "Agents").
    -----                        ------

                                   RECITALS

          The Company, Squire, Miss Erika, Jeri-Jo, certain lenders (the "Existing Lenders"), Banc of America Commercial Corporation, as collateral agent for the Existing Lenders, The CIT Group/Commercial Services, Inc., as administrative agent for the Existing Lenders, and Fleet Bank, NA as documentation agent for the Existing Lenders, are parties to an Amended and Restated Financing Agreement, dated as of June 18, 1998, as amended through the date hereof (as so amended, the "Existing Financing Agreement") pursuant to
                                 ----------------------------
which the Existing Lenders extended credit to Squire, Miss Erika and Jeri-Jo consisting of a revolving credit facility to Squire, Miss Erika and Jeri-Jo in an aggregate principal amount not in excess of $175,000,000 at any time outstanding, a portion of which was utilized for letters of credit. The proceeds of the loans under such revolving credit facility were used to refinance existing indebtedness of Squire, Miss Erika and Jeri-Jo, to finance the Jeri-Jo Acquisition (as hereinafter defined) and for general working capital purposes of Squire, Miss Erika and Jeri-Jo. The letters of credit were used to finance the purchase by Squire, Miss Erika and Jeri-Jo of inventory and for other general working capital purposes.

          The Company, Squire, Miss Erika and Jeri-Jo wish to amend and restate the Existing Financing Agreement to, among other things (i) increase the revolving credit facility to $210,000,000 and to provide the Borrowers with the ability to increase the revolving credit facility an additional $15,000,000 to $225,000,000, (ii) add the Company as a Borrower for a portion of the revolving credit facility not exceeding $50,000,000, and (iii) extend the maturity date of the revolving credit facility to November 28, 2003, on the terms and conditions hereinafter set forth. Accordingly, the Borrowers, the Lenders and the Agents hereby agree that on the Effective Date (as hereinafter defined) the Existing Financing Agreement shall be amended and restated as follows:

                                   ARTICLE I

                          DEFINITIONS; CERTAIN TERMS

          Section  1.01  Definitions. As used in this Agreement, the following
                         -----------
terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

          "A Commitment" means, with respect to each Lender, the commitment of
           ------------
such Lender to make A Revolving Credit Loans to the Company as set forth in
Schedule 1.01A hereto, as the same may be adjusted from time to time pursuant to the terms of this Agreement.

          "A Revolving Credit Loan" means a Loan made to the Company.
           -----------------------

          "A Revolving Credit Note" means a promissory note of the Company,
           -----------------------
substantially in the form of Exhibit A-1 hereto, made payable to the order of a Lender and evidencing the Indebtedness resulting from the making by such Lender of A Revolving Credit Loans to the Company and delivered to the Administrative Agent pursuant to Article V hereof, as such promissory note may be modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor.

          "Account Debtor" means each debtor, customer or obligor in any way
           --------------
obligated on or in connection with any Account Receivable.

          "Accounts Receivable" means any and all rights of a Subsidiary
           -------------------
Borrower to payment for goods sold, including accounts, contract rights, general intangibles and any and all such rights evidenced by chattel paper, instruments or documents, whether due or to become due and whether or not earned by performance, and whether now or hereafter acquired or arising in the future and any proceeds arising therefrom or relating thereto.

          "Action" has the meaning specified therefor in Section 12.13.
           ------

          "Additional Jeri-Jo Subordinated Notes" means subordinated notes of
           -------------------------------------
the Company issued on or after the Effective Date in connection with the Jeri-Jo Earn Out Payment in an aggregate principal amount not to exceed $59,000,000, which do not require scheduled principal payments, when aggregated with the principal payments required pursuant to the Existing Jeri-Jo Subordinated Notes, in an aggregate amount in excess of $2,500,000 in any quarter and which are in all other respects substantially in the form of the Existing Jeri-Jo Subordinated Notes.

          "Additional Subordinated Notes" means one of (i) the Additional Jeri-
           -----------------------------
Jo Subordinated Notes, (ii) the Company Subordinated Notes, or (iii) a combination of the Additional Jeri-Jo Subordinated Notes and the Company Subordinated Notes provided that (A) in the case of clause (iii), (x) the aggregate annual interest payable for such combination of notes does not exceed $5,700,000 and (y) the principal amount, subordination provisions, principal amortization schedule and all other terms of such combination of notes shall be acceptable to the Required Lenders, such acceptance not to be unreasonably withheld or conditioned upon payment by Borrowers of a fee or other compensation to the Lenders and (B) in the case of clauses (i), (ii) and (iii), such indebtedness shall also include notes or other documentation entered into in connection with the refinancing of all or a portion of the Additional Jeri-Jo Subordinated Notes or the Company Subordinated Notes, provided that such notes and other documentation contain an interest rate not higher than the interest on the Indebtedness being refinanced, contain other terms no more restrictive to the Company and its Subsidiaries than the terms of the Indebtedness being refinanced, and shall be subordinated to the payment of the Obligations on terms no less favorable to the Company and the Lenders than the terms set forth in the Indebtedness being refinanced.

          "Administrative Agent" has the meaning specified therefor in the
           --------------------
preamble hereto.

          "Affiliate" means, as to any Person, any other Person that directly or
           ---------
indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 5% or more of the Capital Stock having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          "Agents" has the meaning specified therefor in the preamble hereto.
           ------

          "Agent Advances" has the meaning specified therefor in Section 9.08.
           --------------

          "Agreement" means this Second Amended and Restated Financing
           ---------
Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Second Amended and Restated Agreement as the same may be in effect at the time such reference becomes operative.

          "Apparel Holdings" means McNaughton Apparel Holdings Inc., a South
           ----------------
Carolina corporation and a wholly-owned Subsidiary of the Company.

          "Applicable Base Rate Margin" means, with respect to a Base Rate Loan,
           ---------------------------
the percentage determined in accordance with the Pricing Grid, provided that, on and prior to the Pricing Grid Effective Date, the Applicable Base Rate Margin shall be equal to 175 basis points.

          "Applicable Eurodollar Rate Margin" means, with respect to a
           ---------------------------------
Eurodollar Rate Loan, the percentage determined in accordance with the Pricing Grid, provided that, on and prior to the Pricing Grid Effective Date, the Applicable Eurodollar Rate Margin shall be equal to 300 basis points.

          "Applicable L/C Percentage" means, with respect to Letters of Credit,
           -------------------------
the percentage determined in accordance with the Pricing Grid, provided that, on and prior to the Pricing Grid Effective Date, the Applicable L/C Percentage shall be equal to 1.50%.

          "Applicable Unused Line Percentage" means, with respect to the Unused
           ---------------------------------
Line Fee, the percentage determined in accordance with the Pricing Grid, provided that, on and prior to the Pricing Grid Effective Date, the Applicable Unused Line Percentage shall be equal to 0.50%.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by an assigning Lender and an assignee and accepted by the Administrative Agent, in accordance with Section 12.08 hereof and substantially in the form of Exhibit H hereto.

          "Assignment Agreement" means the Amended and Restated Intercreditor
           --------------------
Agreement and Assignment of Factoring Proceeds dated as of the date hereof, among the Factor, the Collateral Agent, the Administrative Agent, Squire, Miss Erika and Jeri-Jo, as the same may be amended or otherwise modified from time to time.

          "Availability" shall mean, at any time (i) with respect to the
           ------------
Borrowers on a combined basis, the lesser of (A) the difference between (x) the aggregate Borrowing Base Before Overadvance Amount of the Borrowers and (y) the sum of (1) the aggregate outstanding principal amount of all Loans and (2) the aggregate outstanding Letter of Credit Obligations, and (B) the sum of (x) the difference between (1) the Total A Commitment and (2) the aggregate outstanding principal amount of A Revolving Credit Loan and (y) the difference between (1) the Total B Commitment and (2) the sum of (AA) the aggregate outstanding principal amount of B Revolving Credit Loans and (BB) the aggregate outstanding Letter of Credit Obligations, and (ii) with respect to any Borrower on an individual basis, the lesser of (A) the difference between (x) the Borrowing Base Before Overadvance Amount of such Borrower and (y) the sum of (1) the aggregate principal amount of all Loans of such Borrower and (2) the aggregate Letter of Credit Obligations of such Borrower and (B) the difference between (x) in the case of the Company, the Total A Commitment, or, in the case of a Subsidiary Borrower, the Total B Commitment and (y) the sum of (1) the aggregate outstanding principal amount of all Loans made with respect to the Commitment applicable to such Borrower and (2) in the case of a Subsidiary Borrower, the aggregate outstanding Letter of Credit Obligations.

          "B Commitment" means, with respect to each Lender, the commitment of
           ------------
such Lender to make B Revolving Credit Loans to the Subsidiary Borrowers as set forth in Schedule 1.01A hereto, as the same may be amended or adjusted from time to time pursuant to the terms of this Agreement.

          "B Revolving Credit Loan" means a Loan made to a Subsidiary Borrower,
           -----------------------
which may be either a Squire Revolving Credit Loan, a Miss Erika Revolving Credit Loan or a Jeri-Jo Revolving Credit Loan.

          "B Revolving Credit Note" means a joint and several promissory note of
           -----------------------
the Subsidiary Borrowers, substantially in the form of Exhibit A-2 hereto, made payable to the order of a Lender and evidencing the Indebtedness resulting from the making by such Lender of B Revolving Credit Loans to the Subsidiary Borrowers and delivered to the Administrative Agent pursuant to Article V hereof, as such promissory note may be modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor.

          "BACC" means Banc of America Commercial Corporation, a Georgia
           ----
corporation, and its successors and assigns.

          "Bank"  means Bank of America, N.A., or any other commercial bank
           ----
designated by the Agents.

          "Base Net Worth" shall mean $71,266,369 as of the end of the company's
           --------------
Fiscal Quarter ended August 5, 2000.

          "Base Rate" means, for any day, an interest rate per annum equal to
           ---------
the greater of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Rate in effect on such day plus 1/2 of 1%.

          "Base Rate Loan" means a Loan bearing interest at a rate calculated
           --------------
based upon the Base Rate.

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States.

          "Borrower" and "Borrowers" each has the meaning specified therefor in
           --------       ---------
the preamble hereto.

          "Borrowing Base" means, as of any date, (i) with respect to the
           --------------
Borrowers on a combined basis, the sum of (A) the aggregate Borrowing Base Before Overadvance Amount of the Borrowers and (B) the Overadvance Amount and
(ii) with respect to any Borrower on an individual basis, the sum of (A) the Borrowing Base Before Overadvance Amount of such Borrower and (B) the Overadvance Amount allocated to such Borrower.

          "Borrowing Base Before Overadvance Amount" means, as of any date (i)
           ----------------------------------------
with respect to the Borrowers on a combined basis, the difference between (A) the sum of (x) 85% of the Net Amount of the aggregate Eligible Accounts Receivable of the Borrowers and (y) 60% of the value, determined at the lower of cost or market value in accordance with GAAP, of the aggregate Eligible Inventory of the Borrowers and (B) such reserves as the Collateral Agent may deem appropriate in the exercise of its reasonable business judgment based upon the lending practices of the Collateral Agent, consistent with the practices customary in the commercial finance industry generally and (ii) with respect to any Borrower on an individual basis, the difference between (A) the sum of (x) 85% of the Net Amount of Eligible Accounts Receivable of such Borrower and (y) 60% of the value, determined at the lower of cost or market value in accordance with GAAP, of such Borrower's Eligible Inventory and (B) such reserves as the Collateral Agent may deem appropriate in the exercise of its reasonable business judgment based upon the lending practices of the Collateral Agent, consistent with the practices customary in the commercial finance industry generally.

          "Borrowing Base Certificate" means the certification of the Borrowing
           --------------------------
Base in compliance with Section 7.01(a)(v) hereof, substantially in the form of Exhibit J hereto, as applicable, setting forth the calculation of the Borrowing Base and Availability for each Subsidiary Borrower on an individual basis and for the Borrowers on a combined basis.

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City and Charlotte, North Carolina are required or authorized to close, provided, that with respect to the borrowing, payment, conversion to or continuation of, or determination of interest rate on, Eurodollar Loans, Business Day shall mean any Business Day on which dealings in Dollars may be carried on in the interbank eurodollar markets in New York City, Charlotte and London.

          "Capital Guideline" means any law, rule, regulation, policy, guideline
           -----------------
or directive (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) (i) regarding capital adequacy, capital ratios, capital requirements, the calculation of a bank's capital or similar matters, or (ii) affecting the amount of capital required to be obtained or maintained by the Lenders, any Person controlling any Lender, or the L/C Issuer or the manner in which the Lenders, any Person controlling any Lender or the L/C Issuer allocate capital to any of their contingent liabilities (including letters of credit), advances, acceptances, commitments, assets or liabilities.

          "Capital Stock" means any and all shares, interests, participations,
           -------------
warrants, options or other equivalents (however designated) of capital stock of a corporation or any and all equivalent ownership interests in a Person (other than a corporation).

          "Capitalized Lease" means any lease which is required under GAAP to be
           -----------------
capitalized on the balance sheet of the lessee.

          "Capitalized Lease Obligations" means obligations for the payment of
           -----------------------------
rent for any real or personal property under leases or agreements to lease that, in accordance with GAAP, have been or should be capitalized on the books of the lessee and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with such principles.

          "Change of Control" means (i) any person or group of persons (within
           -----------------
the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 40% or more of the voting power of the then outstanding common stock of the Company, (ii) during any period of 12 consecutive calendar months, individuals who were directors of the Company on the first day of such period shall cease to constitute a majority of the board of directors of the Company, provided that a director who has resigned or is replaced during such time shall not be included in any determination of whether a Change of Control has occurred pursuant to this clause (ii) to the extent such director is replaced by a successor director elected by a majority of those directors who were directors at the commencement of such period, (iii) the Company shall cease to directly own and control, of record and beneficially, 100% of the then outstanding Capital Stock of each Subsidiary Borrower and Apparel Holdings free and clear of all Liens other than in favor of the Collateral Agent or, in the case of the Capital Stock of Jeri-Jo, the Lien of the Sellers, (iv) Peter Boneparth shall cease to manage and be involved in the day-to-day operations of the Company and Squire and a successor, reasonably acceptable to the Agents, is not appointed within 180 days of the cessation of such management and involvement, (v) both Howard Zwilling and Stuart Bregman shall cease to manage and be involved in the day-to-day operations of Miss Erika and successors, reasonably acceptable to the Agents, are not appointed within 180 days of the cessation of such management and involvement (vi) both Susan Schneider and Leslie Schneider shall cease to be involved in the day-to-day operations of Jeri-Jo and successors, reasonably acceptable to the Agents, are not appointed within 180 days of the cessation of such management and involvement or (vii) a "Change of Control" (as defined in the Indenture) shall have occurred.

          "CIT" means The CIT Group/Commercial Services, Inc., a New York
           ---
corporation, and its successors and assigns.

          "Collateral" means all of the property (tangible and intangible)
           ----------
purported to be subject to the Lien purported to be created by any mortgage, deed of trust, security agreement, pledge agreement, assignment or other security document heretofore or hereafter executed by any Person as security for all or any part of the Obligations.

          "Collateral Agent" has the meaning specified therefor in the preamble
           ----------------
hereto.

          "Commitment" means, with respect to each Lender, such Lender's A
           ----------
Commitment and B Commitment.

          "Company" has the meaning specified therefor in the preamble hereto.
           -------

          "Company Notes" means the Company's 12 1/2% Senior Notes due 2005
           -------------
issued pursuant to the Indenture.

          "Company Subordinated Notes" means subordinated notes of the Company
           --------------------------
issued after the Effective Date in connection with the Jeri-Jo Earn Out Payment in an aggregate principal amount not to exceed $30,000,000 which (i) do not have an all-in interest rate in excess of 15% per annum during the term hereof, (ii) have a principal amortization schedule acceptable to the Required Lenders, provided that any principal amortization schedule that does not require any scheduled principal payments prior to the Final Maturity Date shall be acceptable to the Required Lenders, and (iii) has subordination terms and other terms acceptable to the Required Lenders, which acceptance shall not be unreasonably withheld.

          "Consolidated EBIT" means, for any Person and its Consolidated
           -----------------
Subsidiaries, for any period, the net income (or net loss) of such Person and its Consolidated Subsidiaries for such period, plus (i) the sum, without
                                               ----
duplication, of (A) gross interest expense (including Letter of Credit fees and charges, any fees paid to the Agents and amortization of deferred financing costs in connection with the Agreement and the Company Notes) for such period minus gross interest income for such period, (B) income tax expense for such period, and (C) extraordinary or unusual non-cash losses (provided such extraordinary or unusual losses do not at any time result in a cash outlay by such Person) for such period, less (ii) extraordinary gains, each determined on
                              ----
a consolidated basis in accordance with GAAP for such Person and its Consolidated Subsidiaries for such period.

          "Consolidated EBITDA" means for any Person and its Consolidated
           -------------------
Subsidiaries, for any period, the net income (or net loss) of such Person and its Consolidated Subsidiaries for such period, plus (i) the sum, without
                                               ----
duplication, of (A) gross interest expense (including Letter of Credit fees and charges, any fees paid to the Agents and amortization of deferred financing costs in connection with the Agreement and the Company Notes) for such period minus gross interest income for such period, (B) income tax expense for such period, (C) depreciation expense for such period, (D) amortization expense (including amortization of deferred financing costs) net of negative goodwill amortization for such period, and (E) extraordinary or unusual non-cash losses (provided such extraordinary or unusual losses do not at any time result in a cash outlay by such Person) for such period, less (ii) extraordinary gains, each determined on a consolidated basis
        ----
in accordance with GAAP for such Person and its Consolidated Subsidiaries for such period.

          "Consolidated Fixed Charges" means, for any Person and its
           --------------------------
Consolidated Subsidiaries for any period, the sum of, without duplication (i) Consolidated Net Interest Expense for such period, (ii) all principal of Indebtedness for borrowed money of such Person or any of its Consolidated Subsidiaries having a scheduled due date during such period (not including mandatory prepayments pursuant to Section 2.07 hereof), (iii) cash dividends or distributions paid by such Person or any of its Consolidated Subsidiaries (other than dividends and distributions paid to the Company) during such period, (iv) the total income tax liability actually paid by such Person or any of its Consolidated Subsidiaries during such period, (v) cash expenditures for the repurchase of the Company's Capital Stock made during such period, and (vi) cash capital expenditures of such Person and its Consolidated Subsidiaries made during such period.

          "Consolidated Funded Debt" means, for any Person and its Consolidated
           ------------------------
Subsidiaries for any period, the sum of the following for such Person and its Consolidated Subsidiaries determined in conformity with GAAP (i) indebtedness for borrowed money, (ii) indebtedness evidenced by bonds, debentures, notes or other similar instruments, and (iii) Capitalized Lease Obligations.

          "Consolidated Net Interest Expense" means, for any Person and its
           ---------------------------------
Consolidated Subsidiaries for any period, gross cash interest expense and Letter of Credit fees of such Person and its Consolidated Subsidiaries for such period determined in conformity with GAAP less the following for such Person and its
                                   ----
Consolidated Subsidiaries determined in conformity with GAAP (i) the sum of (a) interest income for such period and (b) gains for such period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of such gross interest expense), plus the
                                                                        ----
following for such Person and its Consolidated Subsidiaries determined in conformity with GAAP (ii) the sum of (a) losses for such period on Hedging Agreements (to the extent not included in such gross interest expense) and (b) the expending of upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in gross interest expense).

          "Consolidated Net Worth" means, with respect to a Person and its
           ----------------------
Consolidated Subsidiaries, the excess of (i) the aggregate net book value of the assets of such Person and its Consolidated Subsidiaries on a consolidated basis after adjustments in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization and any valuation allowance against tax assets and excluding the amount of any write-up or revaluation of any asset) over (ii) the Consolidated Total Liabilities of such Person and its Consolidated Subsidiaries on a consolidated basis, in each case computed and consolidated in accordance with GAAP.

          "Consolidated Subsidiary" of a Person at any time shall mean those
           -----------------------
Subsidiaries of such Person whose accounts are or should in accordance with GAAP be consolidated with those of such Person.

          "Consolidated Total Liabilities" means, for a Person and its
           ------------------------------
Consolidated Subsidiaries, at any date, without duplication, all obligations which in conformity with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person and its Consolidated Subsidiaries.

          "Default" means an event which, with the giving of notice or the lapse
           -------
of time or both, would constitute an Event of Default.

          "Depository Account" means the depository account maintained by the
           ------------------
Administrative Agent at the Depository Bank for the deposit by Jeri-Jo of all amounts received from its Account Debtors and all proceeds from the sale of its Inventory.

          "Depository Bank" means Fleet Bank, NA at which the Depository Account
           ---------------
is maintained.

          "Designated Capital Stock" means the Capital Stock of the Company
           ------------------------
described in clauses (ii), (iii) and (iv) of Section 2.07(g).

          "Designated Overadvance Amount" has the meaning specified therefor in
           -----------------------------
Schedule 1.01D hereto.

          "Documentation Agent" has the meaning specified therefor in the
           -------------------
preamble hereto.

          "Dollar," "Dollars" and the symbol "$" means lawful money of the
           ------    -------                  -
United States of America.

          "Early Termination Fee" means, as of the effective date of a
           ---------------------
termination of the Total Commitment, a fee equal to (i) the sum of (A) the average unpaid principal amount of the Loans outstanding during the 180 days immediately preceding the effective date of such termination and (B) the average Letter of Credit Obligations outstanding during the 180 days immediately preceding the effective date of such termination, multiplied by (ii) (A) 1.0%,
                                                  -------------
if the Total Commitment is terminated on or before November 29, 2001 and (B) 0.5%, if the Total Commitment is terminated after November 29, 2001 and on or before November 29, 2002.

          "Effective Date" has the meaning specified therefor in Article V
           --------------
hereof.

          "Eligible Accounts Receivable" means, with respect to any Subsidiary
           ----------------------------
Borrower, the Accounts Receivable of such Subsidiary Borrower which are and at all times continue to be, reasonably acceptable to the Collateral Agent in all respects. Criteria for eligibility may be established and revised from time to time solely by the Collateral Agent in the exercise of its reasonable business judgment based upon the lending practices of the Collateral Agent consistent with those criteria customary in the commercial finance industry generally. Notwithstanding the foregoing, Accounts Receivable of a Subsidiary Borrower shall be deemed to be acceptable and eligible if such Accounts Receivable are generated in the ordinary course of business of such Subsidiary Borrower and are purchased and credit approved and continue to be credit approved, in each case by Factor, under the relevant Factoring Agreement and are and continue to be subject to the Assignment Agreement. In addition, Accounts Receivable that are purchased and not credit approved (including as the result of a withdrawal of credit approval) by Factor under the relevant Factoring Agreement may, in the reasonable business judgment of the Collateral Agent, be deemed to be eligible if: (i) delivery of the merchandise has been completed; (ii) no return, rejection or repossession has occurred; (iii) the merchandise has been accepted by the Account Debtor without dispute, setoff, defense or counterclaim; (iv) such Account Receivable is (A) owned by a Subsidiary Borrower free and clear of any Lien, other than in favor of the Collateral Agent or the Factor under the relevant Factoring Agreement or
(B) if purchased by the Factor, subject to the Assignment Agreement, and in each such case otherwise continues to be in full conformity with any and all representations and warranties made by such Subsidiary Borrower to the Agents and the Lenders with respect thereto in the Loan Documents; (v) such Account Receivable is unconditionally payable in Dollars within 90 days from the invoice date and is not evidenced by a promissory note, chattel paper or any other instrument or document; (vi) no more than 60 days have elapsed from the invoice due date and no more than 90 days have elapsed from the invoice date; (vii) the Account Debtor with respect thereto is not an Affiliate of any Borrower or any Guarantor; (viii) such Account Receivable does not constitute an obligation of the United States or any other Governmental Authority; (ix) the Account Debtor (or the applicable office of the Account Debtor) with respect thereto is located in the continental United States, unless the Account Receivable is supported by a letter of credit or other similar obligation satisfactory to the Collateral Agent; (x) the Account Debtor with respect thereto is not also a supplier to or creditor of a Borrower or Guarantor, unless such supplier or creditor has executed a no-offset letter satisfactory to the Collateral Agent; (xi) not more than 50% of the aggregate amount of all Accounts Receivable of the Account Debtor with respect to such Account Receivable have remained unpaid 60 days past the invoice due date or 90 days past the invoice date; (xii) the Account Debtor is not the subject of a "Bankruptcy Proceeding;" for purposes hereof an Account Debtor is subject to a "Bankruptcy Proceeding" if such Account Debtor has filed a petition for bankruptcy or any other relief under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors, made an assignment for the benefit of creditors, had filed against it any petition or other application for relief under the United States Bankruptcy Code or any such other law, has failed, suspended business operations, become insolvent, called a meeting of its creditors for the purpose of obtaining any financial concession or accommodation, or had or suffered to be appointed a receiver or a trustee for all or a significant portion of its assets or affairs; and (xiii) the Collateral Agent is, and continues to be, reasonably satisfied with the credit standing of the Account Debtor in relation to the amount of credit extended.

          "Eligible Amount of Prior Season Inventory" means, with respect to
           -----------------------------------------
each shipping season, the Prior Season Inventory of Miss Erika during such shipping season or seasons valued at the lower of cost or market value in accordance with GAAP in an amount equal to the sum of (i) 75% of the Prior Season Inventory for the corresponding shipping season or seasons of the immediately preceding year not subject to a confirmed purchased order, (ii) 50% of the Prior Season Inventory from the immediately preceding year (not covered by clause (i) above) not subject to a confirmed purchase order, and (iii) 100% of all other Prior

Season Inventory (not covered by clauses (i) or (ii) above) subject to a confirmed purchase order. By way of illustration see Schedule 1.01C attached hereto.

          "Eligible Inventory" means, with respect to any Subsidiary Borrower,
           ------------------
all finished goods and uncut piece goods Inventory of such Subsidiary Borrower which meets all of the following specifications: (i) the Inventory is owned by such Subsidiary Borrower free and clear of any existing Lien, other than that of the Collateral Agent and the Lenders under the Loan Documents, it is not held on consignment and may be lawfully sold and it continues to be in full conformity with any representations and warranties made in this Agreement by such Subsidiary Borrower to the Agents and the Lenders with respect thereto; (ii) such Subsidiary Borrower has the right to assignment thereof and the power to grant Liens thereon and security interests therein; (iii) the Inventory arose or was acquired in the ordinary course of the business of such Subsidiary Borrower and does not represent damaged goods; (iv) no Account Receivable or, except as permitted by clause (vi)(B) below, document of title has been created or issued with respect to such Inventory; (v) the Inventory is readily marketable for sale by such Subsidiary Borrower; (vi) the Inventory is (A) located in one of the locations in the United States listed on Part B of Schedule 6.01(e) hereto which is designated with an asterisk or such other locations in the continental United States which is approved in writing by the Collateral Agent, which approval will not be unreasonably withheld or delayed or (B) "in transit" Inventory shipped or to be shipped as finished goods or uncut piece goods Inventory under a Letter of Credit issued by the L/C Issuer pursuant to this Agreement to a location in the United States described in the clause (vi) (A) above; (vii) the Inventory does not represent raw materials (other than uncut piece goods), trim, work in process, supplies or samples; (viii) if the Inventory is sold under a licensed trademark, the Collateral Agent shall have entered into a licensor waiver letter, in form and substance satisfactory to the Collateral Agent, with the licensor with respect to the rights of the Collateral Agent to use the trademark to sell or otherwise dispose of such Inventory; (ix) the Inventory is not Prior Season Inventory, other than, in the case of Miss Erika, Prior Season Inventory in an amount of up to the Eligible Amount of Prior Season Inventory; and (x) the Inventory is and at all times shall continue to be reasonably acceptable to the Collateral Agent in all respects in the exercise of its reasonable business judgment based upon the lending practices of the Collateral Agent, consistent with the criteria customary in the commercial finance industry generally.

          "Employee Plan" means an employee benefit plan (other than a
           -------------
Multiemployer Plan) covered by Title IV of ERISA and maintained (or was maintained at any time during the six (6) calendar years preceding the date of any borrowing hereunder) for employees of a Borrower or any of their ERISA Affiliates.

          "Environmental Actions" refers to any complaint, summons, citation,
           ---------------------
notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other written communication from any governmental agency, department, bureau, office or other authority, or any third party involving violations of Environmental Laws or Releases of Hazardous Materials (i) from any assets, properties or businesses of any Loan Party or any predecessor in interest; or (ii) from or onto any adjoining properties or businesses; or (iii) from or onto any facilities which received Hazardous Materials generated by any Loan Party or any predecessor in interest.

          "Environmental Law" means the Comprehensive Environmental Response,
           -----------------
Compensation, and Liability Act (42 U.S.C. (S) 9601, et seq.), the Hazardous
                                                     -- ---
Materials Transportation Act (49 U.S.C. (S) 1801, et seq.), the Resource
                                                  -- ---
Conservation and Recovery Act (42 U.S.C. (S) 6901, et seq.), the Federal Water
                                                   -- ---
Pollution Control Act (33 U.S.C. (S) 1251 et seq.), the Clean Air Act (42 U.S.C.
                                          -- ---
(S) 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. (S) 2601 et seq.)
         -- ---                                                         -- ---
and the Occupational Safety and Health Act (29 U.S.C. (S) 651 et seq.), as such
                                                              -- ---
laws may be amended or supplemented from time to time, and any other present or future federal, state, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or other binding determination of any Governmental Authority imposing liability or establishing standards of conduct for protection of the environment.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, and, unless the context otherwise requires, the rules and regulations promulgated thereunder from time to time.

          "ERISA Affiliate" means, with respect to any Person, any trade or
           ---------------
business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a "controlled group" within the meaning of Sections 414(b), (c), (m) and (o) of the Internal Revenue Code.

          "Eurodollar Base Rate" means, with respect to each day during each
           --------------------
Interest Period pertaining to a Eurodollar Loan, the rate of interest published in The Wall Street Journal, Eastern Edition, two Business Days prior to such Interest Period as the "London Interbank Offered Rate" applicable to one, three, six or twelve months, as selected by a Borrower. In the event that The Wall Street Journal, Eastern Edition is not published or such rate does not appear in The Wall Street Journal, Eastern Edition, the Eurodollar Base Rate shall be the rate determined by the Administrative Agent to be the rate at which deposits in Dollars are offered by the Bank to first class banks in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its eurodollar loans are then being conducted at approximately 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period, in an amount approximately equal to the principal amount of the Eurodollar Loan to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

          "Eurodollar Loan" means a Loan bearing interest based on the
           ---------------
Eurodollar Rate.

          "Eurodollar Rate" means with respect to each day during each Interest
           ---------------
Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100 of 1%):

                             Eurodollar Base Rate
                          ---------------------------
                          1.00 - Reserve Requirements

          "Evergreen Letters of Credit" shall have the meaning specified
           ---------------------------
therefor in Section 3.01(b).

          "Event of Default" means any of the events set forth in Section 10.01
           ----------------
hereof.

          "Existing Financing Agreement" has the meaning assigned to such term
           ----------------------------
in the RECITALS hereto.

          "Existing Jeri-Jo Subordinated Notes" means, collectively (i) the
           -----------------------------------
Subordinated Promissory Note dated as of August 29, 2000 in the original principal amount of $4,000,000 made by the Company payable to Leonard Schneider,
(ii) the Subordinated Promissory Note dated as of August 29, 2000 in the original principal amount of $2,400,000 made by the Company payable to Susan Schneider, (iii) the Subordinated Promissory Note dated as of August 29, 2000 in the original principal amount of $2,400,000 made by the Company payable to Leslie Schneider, and (iv) the Subordinated Promissory Note dated as of August 29, 2000 in the original principal amount of $1,200,000 made by the Company payable to Scott Schneider.

          "Existing Lenders" has the meaning assigned to such term in the
           ----------------
RECITALS hereto.

          "Existing Letters of Credit" has the meaning assigned to such term in
           --------------------------
Section 3.03(c) hereof.

          "Factor" means BACC or one of its Affiliates in its capacity as factor
           ------
under each Factoring Agreement and shall include CIT as a participant in each Factoring Agreement.

          "Factoring Agreements" means (i) the Amended and Restated Factoring
           --------------------
Agreement dated as of September 25, 1997 between the Factor and Squire, (ii) the Factoring Agreement dated as of September 25, 1997 between the Factor and Miss Erika, and (iii) the Non-Notification Factoring Agreement dated as of June 18, 1998 between the Factor and Jeri-Jo, each as amended by the amendment dated as of the date hereof and described in Section 5.01(d)(xx) and as otherwise amended or modified from time to time.

          "Fall Shipping Season" means, with respect to Miss Erika, the shipping
           --------------------
season beginning on July 1 and ending on November 30 of each Fiscal Year.

          "Federal Funds Rate" means, for any period, a fluctuating interest
           ------------------
rate per annum equal for each day during such period of the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Fee Letter" means the letter agreement, dated as of October 19, 2000,
           ----------
among the Company, the Borrowers, the Agents, Banc of America Securities LLC and Fleet Securities, Inc. obligating the Borrowers to jointly and severally pay certain fees to the Agents for their account in connection with this Agreement, as such letter agreement may be modified, supplemented or amended from time to time.

          "Final Maturity Date" means November 28, 2003.
           -------------------

          "Financial Statements" means (i) the audited financial statements of
           --------------------
the Company and its Consolidated Subsidiaries for its fiscal year ended November 6, 1999, and (ii) the unaudited consolidated financial statements for the Company and its Consolidated Subsidiaries for the Fiscal Quarter ended August 5, 2000.

          "Fiscal Month" means the fiscal months of the Company and its
           ------------
Consolidated Subsidiaries as set forth on Part B of Schedule 1.01B hereto.

          "Fiscal Quarter" means the fiscal quarters of the Company and its
           --------------
Consolidated Subsidiaries as set forth on Part C of Schedule 1.01B hereto.

          "Fiscal Year" means the fiscal year of the Company and its
           -----------
Consolidated Subsidiaries as set forth on Part A of Schedule 1.01B hereto.

          "Fleet" means Fleet Capital Corporation, a Rhode Island corporation,
           -----
and its successors and assigns.

          "GAAP" means generally accepted accounting principles in effect from
           ----
time to time in the United States, applied on a consistent basis, provided that for the purposes of Section 7.02(p) and the definitions used therein, "GAAP" shall mean generally accepted accounting principles in effect on the date hereof and consistent with those used in the preparation of the Financial Statements.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
other political subdivision thereof and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guaranties" means (i) the guaranty made by the Company contained in
           ----------
Article XI hereof and (ii) each guaranty, substantially in the form of Exhibits B-1 and B-2 hereto, made by a Guarantor (other than the Company) in favor of the Collateral Agent for the benefit of the Lenders guaranteeing the Obligations, as the same may be amended, modified or supplemented from time to time.

          "Guarantors" means the Company, Squire, Miss Erika, Jeri-Jo, Apparel
           ----------
Holdings, and all Persons which hereafter guarantee, pursuant to Section 7.01(b) hereof or otherwise, all or any part of the Obligations.

          "Hazardous Materials" shall include (i) any element, compound, or
           -------------------
chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substances, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws; (ii) petroleum and its refined products; (iii) polychlorinated biphenyls; (iv) any substance exhibiting a hazardous waste characteristic including but not limited to corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (v) any raw materials, building components, including but not limited to asbestos-containing materials and manufactured products containing Hazardous Materials.

          "Hedging Agreement" means any interest rate swap, collar, cap, floor
           -----------------
or a forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of the Borrowers, and any confirming letter executed pursuant to such agreement, all as amended or supplemented from time to time.

          "Holiday Shipping Season" means, with respect to Miss Erika, the
           -----------------------
shipping season beginning on October 1 and ending December 31 of each Fiscal
Year.

          "Indebtedness" means as to any Person, without duplication, (i)
           ------------
indebtedness for borrowed money; (ii) indebtedness for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of business and payable in accordance with customary practices);
(iii) indebtedness evidenced by bonds, debentures, notes or other similar instruments (other than performance, surety and appeal or other similar bonds arising in the ordinary course of business); (iv) obligations and liabilities secured by a Lien upon property owned by such Person, whether or not owing by such Person and even though such Person has not assumed or become liable for the payment thereof; (v) obligations and liabilities directly or indirectly guaranteed by such Person; (vi) obligations or liabilities created or arising under any conditional sales contract or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder are limited to repossession of such property; (vii) Capitalized Lease Obligations; (viii) all liabilities in respect of letters of credit, acceptances and similar obligations created for the account of such Person; and (ix) net liabilities of such Person under: (A) Hedging Agreements and (B) foreign currency exchange agreements, each calculated on a basis reasonably satisfactory to the Agents and in accordance with accepted practice.

          "Indemnitees" has the meaning specified therefor in Section 12.16.
           -----------

          "Indenture" means the Indenture, dated as of June 18, 1998 as
           ---------
supplemented, among the Company, the Borrowers, Norty's Inc., Apparel Holdings and United States Trust Company of New York, as trustee.

          "Initial Overadvance Period" means the period commencing on the
           --------------------------
Effective Date and ending on the first date thereafter when the Overadvance Amount incurred on the Effective Date has been paid in full and reduced to zero for any period of fifteen consecutive days, provided that for purposes of the definition of Pricing Grid Effective Date the last day of the Initial Overadvance Period shall not be earlier than March 31, 2001.

          "Interest Period" means, with respect to a Loan that is a Eurodollar
           ---------------
Loan, the period commencing on the borrowing date or the date of any continuation or conversion into such Eurodollar Loan, as the case may be, and ending one, three, six or twelve months thereafter, in each case as selected by the relevant Borrower in the applicable notice given to the Administrative Agent pursuant to Sections 2.03 or 2.11 hereof; provided that (i) if any Interest
                                          --------
Period would end on a day which shall not be a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the first preceding Business Day, (ii) no Interest Period for any Eurodollar Loan shall end after the Final Maturity Date, and (iii) no more than five (5) Interest Periods in the aggregate for the Borrowers may exist at any one time and only the Loans of a single Borrower may be included in a single Interest Period.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
amended from time to time.

          "Inventory" means all goods and merchandise of a Subsidiary Borrower
           ---------
including, but not limited to, all raw materials, work in process, piece goods, trim, finished goods, materials and supplies of every nature used or usable in connection with the manufacture, shipping, storing, advertising or sale of such goods and merchandise, whether now owned or hereafter acquired and all such property the sale or other disposition of which would give rise to Accounts Receivable.

          "Jeri-Jo" has the meaning specified therefor in the preamble hereto.
           -------

          "Jeri-Jo Earn Out L/C" means the Letter of Credit in the stated amount
           --------------------
of $30,000,000 issued by the L/C Issuer in connection with the Jeri-Jo Earn Out Payment, of which $20,000,000 is undrawn on the Effective Date.

          "Jeri-Jo Earn Out Payment" has the meaning specified for the term
           ------------------------
"Earn Out Payment" in the Jeri-Jo Purchase Agreement.

          "Jeri-Jo Letter of Credit Obligations" means the Letter of Credit
           ------------------------------------
Obligations attributable to Letters of Credit issued for the account of Jeri-Jo.

          "'Jeri-Jo Purchase Agreement" means the Agreement of Purchase and Sale
            --------------------------
dated as of the 15th day of April, 1998, as amended, by and among the Sellers, Susan Schneider, Leslie Schneider, Scott Schneider, Jeri-Jo and the Company.

          "Jeri-Jo Purchase Documents" means the Jeri-Jo Purchase Agreement and
           --------------------------
all other documents entered into or delivered in connection with the Jeri-Jo Purchase Agreement or the Jeri-Jo Purchase.

          "Jeri-Jo Revolving Credit Loan" means a Loan made by a Lender or the
           -----------------------------
Administrative Agent to Jeri-Jo.

          "Jeri-Jo Subordinated Notes" means the Existing Jeri-Jo Subordinated
           --------------------------
Notes and the Additional Jeri-Jo Subordinated Notes.

          "Jeri-Jo Subordination Agreement" means the subordination agreement
           -------------------------------
dated as of June 18, 1998 between the Collateral Agent and the Sellers, as the same may be amended or otherwise modified from time to time.

          "L/C Issuer" means Bank of America, N.A. or such other bank as the
           ----------
Agents may select in their sole and absolute discretion.

          "L/C Subfacility" means that portion of the B Commitment equal to (i)
           ---------------
prior to November 29, 2001, $120,000,000 and (ii) thereafter, $135,000,000 or, in each case, such other amount as shall be agreed to in writing by the Agents, the Required Lenders and the Borrowers.

          "Ledger Debt" means indebtedness owing by a Borrower to the Factor by
           -----------
reason of such Borrower's purchases from other entities factored by the Factor, provided that the Factor shall include CIT, as a participant of the Factor in each Factoring Agreement.

          "Lender" has the meaning specified therefor in the preamble hereto.
           ------

          "Letter of Credit" has the meaning specified therefor in Section
           ----------------
3.01(a) hereof.

          "Letter of Credit Application" has the meaning specified therefor in
           ----------------------------
Section 3.01(a) hereof.

          "Letter of Credit Guaranty" means one or more guaranties by an Agent
           -------------------------
or Lender in favor of the L/C Issuer guaranteeing the Borrowers' obligations to the L/C Issuer under a reimbursement agreement, Letter of Credit Application or other like document in respect of any Letters of Credit.

          "Letter of Credit Obligations" means, at any time and without
           ----------------------------
duplication, the sum of (i) the outstanding Reimbursement Obligations at such time, plus (ii) the aggregate maximum amount available for drawing under the
      ----
Letters of Credit outstanding at such time, plus (iii) all amounts for which an
                                            ----
Agent may be liable to the L/C Issuer pursuant to the Letter of Credit Guaranty in connection with any steamship guaranty, airway release, indemnity or delivery order issued by the L/C Issuer at the request of or for the benefit of a Borrower, in each case as calculated by the L/C Issuer.

          "Lien" shall mean any mortgage, deed of trust, pledge, lien, security
           ----
interest, charge or other encumbrance or security arrangement of any nature whatsoever, including but not limited to any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security.

          "Loan" or "Revolving Credit Loan" means any Loan made by a Lender or
           ----      ---------------------
the Administrative Agent to a Borrower pursuant to Section 2.01 (a) hereof, which shall be either an A Revolving Credit Loan or a B Revolving Credit Loan.

          "Loan Account" means a separate account for each Borrower maintained
           ------------
at the Payment Office of the Administrative Agent in the name of a Borrower in which such Borrower will be charged with all Loans made to, and all other Obligations incurred by, such Borrower or such other accounts as the Administrative Agent shall designate from time to time.

          "Loan Documents" means this Agreement, the Notes, the Guaranties, the
           --------------
Security Agreements, the Pledge Agreements, the Assignment Agreement, the Fee Letter, the Subordination Agreement, the Letter of Credit Applications and all other instruments, agreements and other documents executed and delivered pursuant hereto or thereto, including, without limitation, any intercompany notes pledged to the Collateral Agent.

          "Loan Parties" means each of the Borrowers and the other Guarantors.
           ------------

          "Material Adverse Effect" means a material adverse effect upon (i) the
           -----------------------
business, properties, operations, or condition (financial or otherwise) of any Borrower or of the Loan Parties taken as a whole but excluding an event or condition that has a material adverse effect solely upon general economic conditions or the apparel industry generally and not upon the business, operation or condition (financial or otherwise) of any Borrower or of the Loan Parties taken as a whole, (ii) the ability of any Borrower or of the Loan Parties taken as a whole to perform its or their obligations hereunder or under any other Loan Document to which any of such Persons is a party, (iii) the Lien arising under the Loan Documents on any Collateral or (iv) the rights, powers and remedies of the Agents and the Lenders under this Agreement or any other Loan Document or the legality, validity or enforceability of this Agreement or any other Loan Document.

          "Material Contract" means, with respect to any Person, each contract
           -----------------
to which such Person is a party involving aggregate consideration payable to or by such Person of $500,000 or more (other than contracts that by their terms may be terminated by any party thereto in the ordinary course of its business upon less than 60 days' notice) or otherwise material to the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person.

          "Miss Erika" has the meaning specified therefor in the preamble
           ----------
hereto.

          "Miss Erika Letter of Credit Obligations" means the Letter of Credit
           ---------------------------------------
Obligations attributable to Letters of Credit issued for the account of Miss Erika.

          "Miss Erika Revolving Credit Loan" means a Loan made by a Lender or
           --------------------------------
the Administrative Agent to Miss Erika.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
           ------------------
Section 4001(a)(3) of ERISA for which a Borrower or any ERISA Affiliate has contributed to, or has been obligated to contribute to, at any time during the six (6) years preceding the date hereof.

          "Net Amount of Eligible Accounts Receivable" means the aggregate
           ------------------------------------------
unpaid invoice amount of Eligible Accounts Receivable less, without duplication
(i) in the case of Accounts Receivable not purchased by the Factor under a Factoring Agreement, sales, excise or similar taxes, returns, discounts, chargebacks, claims, advance payments, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed, and (ii) in the case of Accounts Receivable purchased by a Factor under a Factoring Agreement and sums due under a Factoring Agreement, deductions for factoring charges, discounts, estimated anticipation, chargebacks based upon disputes and returns, chargebacks of department risk accounts purchased with recourse, and all other charges, offsets and reserves under a Factoring Agreement.

          "Net Proceeds" means (a) with respect to the sale or other disposition
           ------------
of any asset by the Company or any of its Subsidiaries (including in connection with any sale-leaseback), the excess, if any, of (i) the aggregate amount received in cash (including any cash received by way of deferred payment pursuant to a note receivable, other non-cash consideration or otherwise, but only as and when such cash is so received) in connection with such sale or other disposition, over (ii) the sum of (A) the principal amount of any Indebtedness which is secured by any such asset (other than Indebtedness assumed by the purchaser of such asset) or which is required to be, and is, repaid in connection with the sale or other disposition thereof (other than Indebtedness hereunder), (B) the reasonable out-of-pocket expenses and fees incurred by the Company or its Subsidiaries in connection with such sale or other disposition (but only to the extent that such out-of-pocket expenses and fees, if paid to an Affiliate of the Company (other than legal fees and expenses), are approved by the Agents in their sole discretion exercised reasonably), and provided that all such expenses and fees are set forth on a certificate provided to the Agents, and (C) federal and state taxes incurred in connection with such sale or other disposition, whether payable at such time or thereafter and (b) with respect to the issuance, sale or other disposition of any Capital Stock or debt security by the Company or any of its Subsidiaries, the excess of (i) the aggregate amount received in cash (including any cash received by way of deferred payment pursuant to a note receivable, other non-cash consideration or otherwise, but only as and when such cash is so received) in connection with such sale or other disposition, over (ii) the sum of (A) the reasonable fees, commissions, discounts and other out-of-pocket expenses incurred by the Company or its Subsidiaries in connection with such sale or other disposition (but only to the extent such fees, commissions and expenses, if paid to an Affiliate of the Company (other than legal fees and expenses), are approved by the Agents in their sole discretion exercised reasonably) and provided that all such fees, commissions and expenses are set forth on a certificate provided to the Agents and (B) federal and state taxes incurred in connection with such sale or other disposition, whether payable at such time or thereafter.

          "Note Documents" means the Company Notes, the Indenture, the Note
           --------------
Purchase Agreement and all other agreements, documents and instruments effectuating the foregoing and all exhibits to any of the foregoing.

          "Note Purchase Agreement" means the Purchase Agreement, dated June 15,
           -----------------------
1998, among the Company and the initial purchasers of the Company Notes.

          "Notes" means each A Revolving Credit Note and B Revolving Credit
           -----
Note.

          "Notice of Borrowing" has the meaning specified therefor in Section
           -------------------
2.03 hereof.

          "Obligations" means (i) the obligations of each Borrower to pay, as
           -----------
and when due and payable (by scheduled maturity or otherwise), all amounts from time to time owing by it in respect of any Loan Document to which it is a party, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of any Borrower, whether or not a claim for post-filing interest is allowed in such proceeding), Letter of Credit Obligations, fees, commissions, expense reimbursements, indemnifications or otherwise and all Ledger Debt, and (ii) the obligations of each Borrower to perform or observe all of its other obligations from time to time existing under any Loan Document to which it is a party.

          "Operating Lease Obligations" means all obligations for the payment of
           ---------------------------
rent for any real or personal property under leases or agreements to lease, other than Capitalized Lease Obligations.

          "Other Taxes" shall have the meaning specified therefor in Section
           -----------
2.12 hereto.

          "Overadvance Amount" means (i) for the Borrowers on a combined basis,
           ------------------
for each Fiscal Month, the amount (A) at anytime during such Fiscal Month (other than the last day of such Fiscal Month) and (B) on the last day of such Fiscal Month, in each case as set forth on Schedule 1.01E attached hereto, corresponding to each such Fiscal Month, which amounts shall be allocated among the Borrowers by the Administrative Agent pursuant to the terms of Section 2.01(b) hereof and (ii) for each Borrower on an individual basis, the portion of the relevant amount set forth in clause (i) above allocated by the Administrative Agent to such Borrower pursuant to Section 2.01(b) hereof as such amounts may be reduced as provided in Section 2.07(g) hereof.

          "Payment Office" means the Administrative Agent's offices located at
           --------------
1211 Avenue of the Americas, New York, NY 10036, or such other offices as the Administrative Agent may designate and, when used in connection with any payments made to the Administrative Agent, shall mean an account in the name of the Administrative Agent designated to the Borrowers and the Lenders from time to time into which the Borrowers and the Lenders shall make all payments to the Administrative Agent under this Agreement.

          "Permitted Disposition" has the meaning specified therefor in Section
           ---------------------
12.18.

          "Permitted Investments" means (i) marketable direct obligations issued
           ---------------------
or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States or marketable direct obligations issued or unconditionally guaranteed by any State or agency thereof and backed by the full faith and credit of such State, in each case maturing within one year from the date of acquisition thereof, (ii) commercial paper, maturing not more than 270 days after the date of issue rated P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Ratings Group, (iii) overnight bank deposits, certificates of deposit and bankers' acceptances in each case maturing not more than 270 days after the date of issue, issued by any Lender or issued by commercial banking institutions, and money market or time or demand deposit accounts maintained at any Lender or commercial banking institutions each commercial banking institutions (other than any Lender) of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, and (iv) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with the commercial banking institutions described in clause (iii) above and which are secured by readily marketable direct obligations of the Government of the United States of America or any agency thereof.

          "Permitted Liens" shall have the meaning specified therefor in Section
           ---------------
7.02(a) hereto.

          "Person" means an individual, corporation, limited liability company,
           ------
partnership, association, joint-stock company, trust, unincorporated organization, joint venture or Governmental Authority.

     "Pledge Agreements" means (i) the Pledge and Security Agreements, dated as
      -----------------
of September 25, 1997, made by each of the Company, Squire and Miss Erika in favor of the Collateral Agent and (ii) the Pledge and Security Agreement dated as of June 18, 1998 made by Jeri-Jo in favor of the Collateral Agent, in either case, as the same may be amended or otherwise modified from time to time.

     "Post-Default Rate" means a rate of interest per annum equal to the rate of
      -----------------
interest otherwise in effect plus 2% or, if no other rate of interest is in effect, the Base Rate plus 3.75%.

     "Post Office Box" means the post office box established and maintained by
      ---------------
Jeri-Jo at the United States Post Office with such post office box number and at such location as is identified in writing by Jeri-Jo to the Administrative Agent.

     "Pricing Grid" means the pricing grid and related information attached
      ------------
hereto as Schedule 1.01D.

     "Pricing Grid Effective Date" means the date immediately following the last
      ---------------------------
day of the Initial Overadvance Period.

     "Prime Rate" means the rate of interest publicly announced by the Bank at
      ----------
its chief executive office from time to time as its prime rate. The prime rate is determined from time to time by the Bank as a means of pricing some loans to its borrowers and neither is tied to any external rate of interest or index, nor necessarily reflects the lowest rate of interest actually charged by the Bank to any particular class or category of customers. Each change in the Prime Rate shall be effective on the first day of the month following the date such change is announced.

     "Prior Season Inventory" means, during any shipping season of Miss Erika,
      ----------------------
finished goods Inventory that is manufactured to be shipped in the shipping seasons of Miss Erika prior to the current shipping season of Miss Erika.

     "Pro Rata Share" means, with respect to any Lender, a fraction (expressed
      --------------
as a percentage), the numerator of which shall be the amount of such Lender's Commitment and the denominator of which shall be the Total Commitment, provided that, if the Total Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's Loans and interest in Letter of Credit Obligations and the denominator shall be the aggregate unpaid principal amount of all of the Loans and Letter of Credit Obligations.

     "Reimbursement Obligations" means the aggregate joint and several
      -------------------------
obligations of the Borrowers to reimburse any Agent and the Lenders for amounts payable by such Agent or the Lenders under a Letter of Credit Guaranty in respect of any drawing made under any Letter of Credit, together with interest thereon as provided in Section 2.06.

     "Release" means any spilling, leaking, pumping, pouring, emitting,
      -------
emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping, or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers, and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including ambient air, soil, surface or ground water.

     "Release Certificate" has the meaning specified therefor in Section 12.18.
      -------------------

     "Remedial Action" shall mean all actions taken to (i) monitor, assess,
      ---------------
evaluate, investigate, clean up, remove, treat, remediate or contain or in any way address Hazardous Materials in the indoor or outdoor environment, (ii) prevent, mitigate or minimize any Release or threatened Release so that the Release or threatened Release does not migrate or endanger or threaten to endanger public health or welfare or the environment or (iii) perform pre-remedial investigations and studies, and post remedial operation and maintenance activities or any other actions authorized by 42 USC (S) 9601.

     "Reportable Event" means an event described in Section 4043 of ERISA (other
      ----------------
than an event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation under the regulations promulgated under such Section).

     "Required Lenders" means, at any time, Lenders whose Pro Rata Shares
      ----------------
aggregate at least 66-2/3%.

     "Reserve Requirements" means, for any day as applied to a Eurodollar Loan,
      --------------------
the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Lender or the Affiliate of any Lender under Regulation D.

     "Security Agreements" means the (i) Security Agreements dated as of
      -------------------
September 25, 1997 made by each of the Loan Parties (other than Jeri-Jo) in favor of the Collateral Agent, and (ii) the Security Agreement dated as of June 18, 1998 made by Jeri-Jo in favor of the Collateral Agent, in each case, as the same may be amended or otherwise modified from time to time.

     "Security Documents" means collectively, each Security Agreement and each
      ------------------
Pledge Agreement executed and delivered by a Loan Party, and all Uniform Commercial Code financing statements required by this Agreement and the Security Agreements to be filed with respect to the security interests in personal property and fixtures created pursuant to such agreements, and all other documents and agreements executed and delivered by the Loan Parties in connection with any of the foregoing documents.

     "Sellers" means Jeri-Jo Knitwear Inc., a New York corporation, and Jamie
      -------
Scott, Inc., a New York corporation.

     "Settlement Period" has the meaning specified therefor in Section
      -----------------
2.05(b)(i).

     "Solvent" means, with respect to any Person on a particular date, that on
      -------
such date (a) the fair value of the property of such Person is not less than the total amount of its liabilities

(including, without limitation, liabilities on all claims, whether or not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured) of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its existing debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

     "Spring Shipping Season" means, with respect to Miss Erika, the shipping
      ----------------------
season beginning on December 1 and ending on May 31 of each Fiscal Year.

     "Squire" has the meaning specified therefor in the preamble hereto.
      ------

     "Squire Letter of Credit Obligations" means Letter of Credit Obligations
      -----------------------------------
attributable to Letters of Credit issued for the account of Squire.

     "Squire Revolving Credit Loan" means a Loan made by a Lender or the
      ----------------------------
Administrative Agent to Squire.

     "Subordination Agreement" means the Jeri-Jo Subordination Agreement.
      -----------------------

     "Subsidiary" means, as to any Person, any corporation of which more than
      ----------
50% of the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect directors (or Persons performing similar functions) of such corporation is, at the time of determination, owned directly, or indirectly through one or more intermediaries, by such Person.

     "Syndication Agent" has the meaning specified therefor in the preamble
      -----------------
hereto.

     "Syndication Date" shall mean the date on which the Syndication Agent
      ----------------
determines in its sole discretion (and notifies the Borrowers and the Lenders) that the primary syndication (and the resulting addition of institutions as Lenders pursuant to Section 12.08) has been completed.

     "Taxes" shall have the meaning given to that term in Section 2.12.
      -----

     "Termination Event" means (i) a Reportable Event with respect to any
      -----------------
Employee Plan, (ii) any event that causes a Borrower or any of its ERISA Affiliates to incur liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of the
Internal Revenue Code, (iii) the filing of a notice of intent to terminate an Employee Plan under Section 4041(c) of ERISA, (iv) the institution of proceedings by the Pension Benefit Guaranty Corporation to terminate an Employee Plan, or (v) any other event or condition that would constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Employee Plan.

     "Title Company" shall have the meaning specified therefor in Section
      -------------
7.01(m).

     "Total Commitment" means the sum of the amounts of the Lenders' Total A
      ----------------
Commitments and Total B Commitments.

     "Total A Commitment" means the sum of the amounts of the Lenders' A
      ------------------
Commitments.

     "Total B Commitment" means the sum of the amounts of the Lenders' B
      ------------------
Commitments.

     "Transition Shipping Season" means, with respect to Miss Erika, the
      --------------------------
shipping season beginning on April 1 and ending on June 30 of each Fiscal Year.

     "Unused Line Fee" has the meaning specified therefor in Section 2.08(b).
      ---------------

     "WARN" has the meaning specified therefor in Section 6.01(j).
      ----

     Section  1.02  Accounting and Other Terms.  Unless otherwise expressly
                    --------------------------
provided herein, each accounting term used herein shall have the meaning given it under GAAP applied on a basis consistent with those used in preparing the Financial Statements. All terms used in this Agreement which are defined in
Article 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

     Section  1.03  Time References.  Unless otherwise indicated herein, all
                    ---------------
references to time of day refer to Eastern standard time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding," provided, however, that with respect to a computation
                          --------  -------
of fees or interest payable to the Agents, the Lenders or the L/C Issuer, such period shall in any event consist of at least one full day.

                                  ARTICLE II

                                   THE LOANS

     Section  2.01  Commitments.  (a)  Subject to the terms and conditions and
                    -----------
relying upon the representations and warranties set forth herein, each Lender severally agrees to make the following Loans to the Borrowers:

                    (i) A Revolving Credit Loans to the Company at any time and from time to time from the Effective Date to the Final Maturity Date, or until the earlier reduction of its A Commitment to zero in accordance with the terms hereof, in an aggregate principal amount of A Revolving Credit Loans at any time outstanding not to exceed the amount of such Lender's A Commitment; and

                    (ii) B Revolving Credit Loans to the Subsidiary Borrowers, at any time and from time to time from the Effective Date to the Final Maturity Date, or until the earlier reduction of its B Commitment to zero in accordance with the terms hereof, in an aggregate principal amount of B Revolving Credit Loans at any time outstanding not to exceed the amount of such Lender's B Commitment.

               (b) Notwithstanding the foregoing and subject to Section 2.03 hereof, (i) the aggregate principal amount of Loans outstanding at any time to the Borrowers on a combined basis shall not exceed the lower of (A) the
                                                       ----- --
difference between (x) the then current Borrowing Base of the Borrowers on a combined basis and (y) the aggregate Letter of Credit Obligations, and (B) $125,000,000, (ii) the aggregate principal amount of A Revolving Credit Loans outstanding at any time to the Company shall not exceed the lowest of (A) the
                                                            ------ --
Total A Commitment, (B) the difference between (x) the then current Borrowing Base of the Borrowers on a combined basis and (y) the sum of (1) the aggregate principal amount of B Revolving Credit Loans outstanding and (2) the aggregate outstanding Letter of Credit Obligations, and (C) the difference between (x) $125,000,000 and (y) the aggregate principal amount of B Revolving Credit Loans outstanding, (iii) the aggregate principal amount of B Revolving Credit Loans outstanding at any time to the Subsidiary Borrowers shall not exceed the lowest
                                                                         ------
of (A) the difference between (x) the Total B Commitment and (y) the aggregate
--
outstanding Letter of Credit Obligations, (B) the difference between (x) the then current Borrowing Base of the Borrowers on a combined basis and (y) the sum of (1) the aggregate principal amount of A Revolving Credit Loans outstanding and (2) the aggregate outstanding Letter of Credit Obligations, and (C) the difference between (x) $125,000,000 and (y) the aggregate principal amount of A Revolving Credit Loans outstanding, (iv) the aggregate principal amount of Squire Revolving Credit Loans outstanding at any time shall not exceed the difference between (A) the then current Borrowing Base of Squire on an individual basis and (B) the aggregate Squire Letter of Credit Obligations, (v) the aggregate principal amount of Miss Erika Revolving Credit Loans outstanding at any time shall not exceed the difference between (A) the then current Borrowing Base of Miss Erika on an individual basis and (B) the aggregate Miss Erika Letter of Credit Obligations, (vi) the aggregate principal amount of Jeri-Jo Revolving Credit Loans outstanding at any time shall not exceed the difference between (A) the then current Borrowing Base of Jeri-Jo on an individual basis and (B) the aggregate Jeri-Jo Letter of Credit Obligations,
(vii) the aggregate principal amount of Loans, including A Revolving Credit Loans and B Revolving Credit Loans, and Letter of Credit Obligations outstanding at any time shall not exceed the principal amount of Indebtedness permitted to be incurred under the Indenture; provided that (x) the Lenders agree to include the Overadvance Amount as part of the Borrowing Base, (y) no Subsidiary Borrower shall be permitted to obtain a Loan that results in such Subsidiary Borrower having an Overadvance Amount if and to the extent that, at such time, any other Subsidiary Borrower has positive Availability, and (z) except as provided in clause (y) above, the Overadvance Amount shall be allocated among the Borrowers by the Administrative Agent in the exercise of its reasonable business judgment based upon such factors as the Administrative Agent may deem appropriate.

               (c) Within the foregoing limits and subject to the terms, provisions and limitations set forth herein, (i) the Company may borrow, repay and reborrow A Revolving Credit Loans on or after the Effective Date and prior to the Final Maturity Date and (ii) the

Subsidiary Borrowers may borrow, repay and reborrow B Revolving Credit Loans on or after the Effective Date and prior to the Final Maturity Date.

               (d) Upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Subsidiary Borrowers may request an increase in the Total B Commitment by up to $15,000,000 for an aggregate Total B Commitment of $175,000,000 and an aggregate Total Commitment of $225,000,000. To achieve the full amount of a requested increase, the Subsidiary Borrowers may invite additional lenders to become Lenders party to this Agreement pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel. Any additional lender which is willing to become a party hereto and a Lender hereunder and that has been approved by the Agents (which approval shall not be unreasonably withheld) shall enter into a written joinder agreement with the Borrowers, the Lenders and the Agents, in form and substance reasonably satisfactory to the Agents, which written joinder agreement shall specify, among other things, the Commitment, the A Commitment and the B Commitment of such additional lender hereunder, which shall consist of a constant and not varying percentage of the Total Commitment, the Total A Commitment and the Total B Commitment. By signing this Agreement, each Lender acknowledges and agrees that
(i) the Total B Commitment may without further consent of the Lenders increase to an amount of up to $175,000,000 and the Total Commitment may increase to an amount of up to $225,000,000, (ii) in order to effect the increases described in clause (i) above, it will be necessary for each Lender to sell a portion of its A Commitment and purchase or otherwise acquire additional B Commitment, provided that (x) the aggregate amount of the Commitments of each Lender (other than the additional lender) will not change and (y) after giving effect to such sales, purchases or acquisitions, the Commitment, the A Commitment and the B Commitment of each such Lender will consist of a constant and not a varying percentage of the Total Commitment, the Total A Commitment and the Total B Commitment unless otherwise agreed to by such Lender, and (iii) such Lender will execute a written joinder agreement, reasonably satisfactory to such Lender, to reallocate its Commitments as described in this sentence. Upon execution by the Agents, the Borrowers, the Lenders and such additional lender of such written joinder agreement, such additional lender shall become and be deemed a party hereto and a "Lender" hereunder for all purposes hereof and shall enjoy all rights and assume all obligations on the part of the Lenders set forth in this Agreement, and its Commitment shall be the amount specified in its written joinder agreement. Such written joinder agreement shall provide for a combination of assignments, purchases or acquisitions of Loans and Commitments by the existing Lenders and purchases and new Loans and Commitments by the additional lender such that, after giving effect to the transaction contemplated by the written joinder agreement, each Lender, including the additional lender, will have a constant and not varying percentage of the Total A Commitment, the Total B Commitment and the Total Commitment. When such additional lender becomes a Lender hereunder as set forth in the written joinder agreement, Schedule 1.01A shall, without further action, be deemed to have been amended as appropriate to reflect the Commitment of such additional lender and the adjusted Commitments of the Lenders. This Section 2.01(d) shall only apply to the assignments necessary to effect an increase in the Total B Commitment to an amount of up to $175,000,000 and an increase in the Total Commitment to an amount of up to $225,000,000 and shall not apply to any other assignments permitted by this Agreement.

     Section  2.02  Loans.  Except as otherwise provided in Section 2.05, Loans
                    -----
shall be made ratably by the Lenders in accordance with their respective Commitments.

     Section  2.03  Making the Loans.  A Borrower shall give the Administrative
                    ----------------
Agent prior telephone notice (which notice, if requested by the Administrative Agent, must be promptly confirmed in writing in substantially the form of
Exhibit I hereto (a "Notice of Borrowing")) (i) not later than 11:00 a.m. (New York City time) on the date of the proposed borrowing, in the case of a borrowing consisting of Base Rate Loans, or (ii) not later than 12:00 noon (New York City time) three Business Days prior to such proposed borrowing in the case of a borrowing consisting of Eurodollar Loans. Such Notice of Borrowing shall be irrevocable and shall specify the Borrower that is requesting such Loan, whether such Loan is requested to be an A Revolving Credit Loan or a B Revolving Credit Loan, the principal amount of the proposed borrowing (which, in the case of a Eurodollar Loan, must be in a minimum amount of $5,000,000 and in multiples of $1,000,000 in excess thereof), whether such Loan is requested to be a Base Rate Loan or a Eurodollar Loan and, in the case of a Eurodollar Loan, the Initial Interest Period for such Eurodollar Loan, if requested by the Administrative Agent, the use of the proceeds of such proposed Loan, and the proposed borrowing date, which must be a Business Day, and such Borrower shall be bound to make a borrowing in accordance therewith. The Company shall not be entitled to borrow A Revolving Credit Loans more than two times each calendar year. The Administrative Agent may act without liability upon the basis of written, telecopy or telephone notice believed by the Administrative Agent in good faith to be from a Borrower (or from any officer thereof designated in writing to the Administrative Agent), and each Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of any such telephonic Notice of Borrowing.

     Section  2.04  Notes; Repayment of Loans.  (a)  All A Revolving Credit
                    -------------------------
Loans made by a Lender shall be evidenced by a single A Revolving Credit Note, duly executed by the Company, dated the Effective Date, and delivered to and made payable to the order of such Lender in a principal amount equal to its A Commitment on such date. All B Revolving Credit Loans made by a Lender shall be evidenced by a single B Revolving Credit Note, duly executed by the Subsidiary Borrowers, dated the Effective Date, and delivered to and made jointly and severally payable to the order of such Lender in a principal amount equal to its B Commitment on such date.

          (b) The outstanding principal balance of each Loan shall be due and payable on the Final Maturity Date.

     Section  2.05  Funding and Settlement Procedures.
                    ---------------------------------

          (a) (i) Except as otherwise provided in this subsection 2.05(a), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately according to their Pro Rata Shares of the Commitment, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the Loan requested be increased or decreased as a result of the default by any other Lender in such other Lender's obligation to make a Loan requested hereunder.

               (ii) Notwithstanding any other provision of this Agreement, in order to reduce the number of fund transfers among the Borrowers, the Lenders and the Agents, the Borrowers, the Lenders and the Agents agree that the Administrative Agent may, but shall not be obligated to, and the Borrowers and the Lenders hereby irrevocably authorize the Administrative Agent to, fund, on behalf of the Lenders, Loans pursuant to Sections 2.02 and 2.03, subject to the procedures for settlement set forth in subsection 2.05(b); provided, however,
                                                           --------  -------
that (A) the Administrative Agent shall in no event fund such Loan if the Administrative Agent shall have received written notice from the Required Lenders on the Business Day prior to the date of the proposed Loan that one or more of the conditions precedent contained in Section 5.02 hereof will not be satisfied on the date of the proposed Loan and (B) the Administrative Agent shall not otherwise be required to determine that, or take notice whether, the conditions precedent in Section 5.02 have been satisfied. If the Administrative Agent elects not to fund a requested Loan on behalf of the Lenders, promptly after receipt of a Notice of Borrowing, the Administrative Agent shall so notify each Lender. If the Administrative Agent notifies the Lenders that it will not fund a requested Loan on behalf of the Lenders, each Lender shall make its Pro Rata Share of the Loan available to the Administrative Agent, in immediately available funds, at the Payment Office no later than 2:00 p.m. (New York City time) on the date of the proposed Loan. The Administrative Agent will make the proceeds of such Loans available to the appropriate Borrower on the day of the proposed Loan by causing an amount, in immediately available funds, equal to the proceeds of all such Loans received by the Administrative Agent at the Payment Office or the amount funded by the Administrative Agent on behalf of the Lenders to be deposited in an account designated by the appropriate Borrower.

               (iii) If the Administrative Agent has notified the Lenders that the Administrative Agent will not fund a particular Loan pursuant to subsection 2.05(a)(ii) on behalf of the Lenders, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such day and the Administrative Agent, in its sole and absolute discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to the appropriate Borrower on such day. If, in such case, the Administrative Agent makes such corresponding amount available to the appropriate Borrower and such corresponding amount is not in fact made available to the Administrative Agent by such Lender, such Lender and each of the Borrowers, severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent, at (A) in the case of such Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.06 and (B) in the case of such Lender, at the Federal Funds Rate for three Business Days and thereafter at the Prime Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Pro Rata Share of such Loan.

               (iv) Nothing in this Section 2.05(a) shall be deemed to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights that the Administrative Agent or a Borrower may have against any Lender as a result of any default by such Lender hereunder.

          (b) (i) With respect to each Eurodollar Loan, on the first and the last day of each Interest Period and, with respect to all periods for which the Administrative Agent, on behalf of the Lenders, has funded Loans pursuant to subsection 2.05(a), on the first Business Day after the last day of each week, or such shorter period as the Administrative Agent may from time to time select (any such period being herein called a "Settlement Period"), the Administrative
                                        -----------------
Agent shall notify each Lender of the average daily unpaid principal amount of the Loans outstanding during such Settlement Period. In the event that such amount is greater than the average daily unpaid principal amount of the Loans outstanding during the Settlement Period immediately preceding such Settlement Period (or, if there has been no preceding Settlement Period, the amount of the Loans made on the date of such Lender's initial funding), each Lender shall promptly make available to the Administrative Agent such Lender's Pro Rata Share of the difference in immediately available funds. In the event that such amount is less than such average daily unpaid principal amount, the Administrative Agent shall promptly pay over to each other Lender such Lender's Pro Rata Share of the difference in immediately available funds. In addition, if the Administrative Agent shall so request at any time when a Default or an Event of Default shall have occurred and be continuing, or any other event shall have occurred as a result of which the Administrative Agent shall determine that it is desirable to present claims against the Borrowers for repayment, each Lender shall promptly remit to the Administrative Agent or, as the case may be, the Administrative Agent shall promptly remit to each Lender, sufficient funds to adjust the interests of the Lenders in the then outstanding Loans to such an extent that, after giving effect to such adjustment, each Lender's interest in the then outstanding Loans will be equal to its Pro Rata Share thereof. Separate notifications with respect to the unpaid principal amount of the Loans will be given and separate settlement payments will be required to be made for A Revolving Credit Loans and B Revolving Credit Loans. The obligations of the Administrative Agent and each Lender under this subsection 2.05(b) shall be absolute and unconditional. Each Lender shall only be entitled to receive interest on its Pro Rata Share of the Loans which have been funded by such Lender.

          (ii) In the event that any Lender fails to make any payment required to be made by it pursuant to subsection 2.05(b)(i), the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for three Business Days and thereafter at the Prime Rate. During the period in which such Lender has not paid such corresponding amount to the Administrative Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Administrative Agent to any Borrower shall, for all purposes hereof, be a Loan made by the Administrative Agent for its own account. Upon any such failure by a Lender to pay the Administrative Agent, the Administrative Agent shall promptly thereafter notify the Borrowers of such failure and the Borrowers shall immediately pay such corresponding amount to the Administrative Agent for its own account.

     Section  2.06  Interest.
                    --------

          (a) Loans. Each Loan which is a Eurodollar Loan shall bear interest
              -----
on the principal amount thereof from time to time outstanding from the date of such Loan until such principal amount becomes due, at a rate per annum equal to the Eurodollar Rate for the

Interest Period in effect for such Loan plus the Applicable Eurodollar Rate Margin. Interest shall accrue from and include the first date of an Interest Period, but exclude the last day of such Interest Period. Each Loan which is a Base Rate Loan shall bear interest on the principal amount thereof from time to time outstanding from the date of such Loan, until such principal amount becomes due, at a rate per annum equal to the Base Rate plus the Applicable Base Rate Margin.

          (b) Default Interest. Upon the occurrence and during the continuance
              ----------------
of an Event of Default, all outstanding principal of the Loans and all outstanding Reimbursement Obligations and (to the extent permitted by law) interest which is not paid when due, may, at the option of the Administrative Agent or the Required Lenders, bear interest until such amount is paid in full at a fluctuating interest rate per annum equal at all times to the Post-Default Rate.

          (c) Interest Payment. Interest on each Eurodollar Loan shall be
              ----------------
payable, in arrears, on the last day of each Interest Period of such Eurodollar Loan and, in the case of any Eurodollar Loan of six or twelve month duration, the day that interest would have been payable if such Eurodollar Loan had an Interest Period of three months. Interest on each Base Rate Loan shall be payable monthly, in arrears, on the first day of each month, commencing on the first day of the month following the month in which such Loan is made, and at maturity (whether upon demand, by acceleration or otherwise). Interest at the Post-Default Rate shall be payable on demand. The Borrowers hereby authorize the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account pursuant to Section 4.02 hereof with the amount of any interest payment due hereunder.

          (d) General. All interest shall be computed on the basis of a year of
              -------
360 days for the actual number of days, including the first day but excluding the last day, elapsed.

     Section  2.07  Reduction of Commitment; Prepayment of Loans.
                    --------------------------------------------

               (a) The Borrowers may at any time or from time to time and without penalty or premium reduce the Total Commitment, the Total A Commitment or the Total B Commitment to an amount (which may be zero) not less than the sum of the unpaid principal amount of all Loans then outstanding with respect to such Commitment plus the principal amount of all Loans with respect to such
                ----
Commitment not yet made as to which notice has been given by a Borrower under
Section 2.03 hereof plus in the case of the Total Commitment and the Total B
                    ----
Commitment, the Letter of Credit Obligations at such time plus in the case of
                                                          ----
the Commitment and the Total B Commitment, the stated amount of all Letters of Credit not yet issued as to which a request has been made and not withdrawn. Any reduction shall be in an amount which is an integral multiple of $5,000,000. Reduction of the Total Commitment, the Total A Commitment or the Total B Commitment shall be made by providing not less than two Business Days' written notice (which notice shall be irrevocable) to such effect to the Administrative Agent (which notice the Administrative Agent shall promptly transmit to each Lender). Reductions of the Total Commitment, the Total A Commitment or the Total B Commitment are irrevocable and may not be reinstated. Each such reduction shall reduce the Commitment of each Lender proportionately in accordance with its Pro Rata Share.

          (b) Subject to the terms and conditions contained in this Section 2.07, Section 2.10 hereof and elsewhere in this Agreement, the Borrowers shall have the right to prepay the Loans, in whole or in part, provided that, subject to the terms of Section 2.08(a) hereof, the Borrowers shall be obligated to pay the Early Termination Fee in connection with the termination in whole of the Total Commitment prior to November 29, 2002.

          (c) If at any time (i) the Borrowing Base of the Borrowers calculated on a combined basis is less than the sum of the outstanding principal on all Loans outstanding plus the outstanding amount of all Letter of Credit Obligations, (ii) the Borrowing Base of Squire on an individual basis is less than the sum of the outstanding principal on all Squire Revolving Credit Loans plus the outstanding amount of all Squire Letter of Credit Obligations, (iii) the Borrowing Base of Miss Erika on an individual basis is less than the sum of the outstanding principal on all Miss Erika Revolving Credit Loans plus the outstanding amount of all Miss Erika Letter of Credit Obligations, or (iv) the Borrowing Base of Jeri-Jo on an individual basis is less than the sum of the outstanding principal on all Jeri-Jo Revolving Credit Loans plus the outstanding amount of all Jeri-Jo Letter of Credit Obligations, the Company, Squire, Miss Erika or Jeri-Jo, as appropriate, will (A) immediately give notice of such occurrence to the Administrative Agent and (B) prepay the appropriate Loans in an amount which will reduce the sum of the outstanding principal on all such Loans, the Squire Revolving Credit Loans, the Miss Erika Revolving Credit Loans, or the Jeri-Jo Revolving Credit Loans, as the case may be, to an amount less than or equal to the then current Borrowing Base of the Borrowers on a combined basis or the Borrowing Base of Squire, Miss Erika or Jeri-Jo, on an individual basis, as the case may be, less the outstanding amount of all Letter of Credit Obligations, the outstanding amount of all Squire Letter of Credit Obligations, the outstanding amount of all Miss Erika Letter of Credit Obligations, or the outstanding amount of all Jeri-Jo Letter of Credit Obligations, as the case may be. If at any time after the applicable Borrowers have complied with the first sentence of this Section 2.07(c), the aggregate Letter of Credit Obligations is greater than the then current Borrowing Base of the Borrowers on a combined basis, the Squire Letter of Credit Obligations is greater than the then current Borrowing Base of Squire on an individual basis, the Miss Erika Letter of Credit Obligations is greater than the then current Borrowing Base of Miss Erika on an individual basis, or the Jeri-Jo Letter of Credit Obligations is greater than the then current Borrowing Base of Jeri-Jo on an individual basis, Squire, Miss Erika or Jeri-Jo, as appropriate, shall provide cash collateral to the Collateral Agent in the amount of such excess, which cash collateral shall be deposited in an interest bearing account maintained by the Collateral Agent and, provided that no Event of Default shall have occurred and be continuing, returned to Squire, Miss Erika or Jeri-Jo, as appropriate, at such time as (w) the aggregate Letter of Credit Obligations plus the aggregate principal amount of all outstanding Loans no longer exceeds the then current Borrowing Base of the Borrowers on a combined basis, (x) the aggregate Squire Letter of Credit Obligations plus the aggregate principal amount of all outstanding Squire Revolving Credit Loans no longer exceeds the then current Borrowing Base of Squire on an individual basis, (y) the aggregate Miss Erika Letter of Credit Obligations plus the aggregate principal amount of all outstanding Miss Erika Revolving Credit Loans no longer exceeds the then current Borrowing Base of Miss Erika on an individual basis, or (z) the aggregate Jeri-Jo Letter of Credit Obligations plus the aggregate principal amount of all outstanding Jeri-Jo Revolving Credit Loans no longer exceeds the then current Borrowing Base of Jeri-Jo on an individual basis, as the case may be.

          (d) [Intentionally Omitted]

          (e) [Intentionally Omitted]

          (f) The Borrowers shall immediately prepay the Loans and provide cash collateral to the Collateral Agent in the amount of all Letter of Credit Obligations (which cash collateral shall be deposited in an interest bearing account maintained by the Collateral Agent) if, without its consent, BACC has been replaced as the Factor by a Borrower other than if BACC is replaced with one of its Affiliates.

          (g) Promptly following, and in any event within two Business Days after, the receipt by the Company or any of its Subsidiaries of any Net Proceeds from the issuance, sale or other disposition by the Company or any of its Subsidiaries of any Capital Stock, debt securities or assets of the Company or any of its Subsidiaries, the Borrowers shall make a prepayment of the Loans in an amount equal to 100% of the Net Proceeds, provided that the Borrowers shall not be required to prepay such Loans in the case of (i) the issuance of Capital Stock of the Company pursuant to the Company's 1994 Stock Option Plan, the Company's 1998 Long Term Incentive Plan, the Company's Non-Employee Directors' Stock Option Plan or pursuant to other plans or arrangements with respect to options or warrants issued to the employees, consultants and directors of the Company or any Borrower to the extent such issuance results in cash Net Proceeds of less than $1,000,000 to the Company and the Borrowers in the aggregate in any Fiscal Year, (ii) the issuance of Capital Stock of the Company consisting of common equity or preferred equity to the extent of the Net Proceeds to the Company of an amount not greater than the outstanding principal amount of, and accrued and unpaid interest and fees on, the Additional Subordinated Notes or, if there are no outstanding Additional Subordinated Notes, $30,000,000, and, in the case of preferred equity, with a dividend not higher than the interest on the Additional Subordinated Notes or, if there are no Additional Subordinated Notes, the Existing Jeri-Jo Subordinated Notes and having other terms no more restrictive to the Company and its Subsidiaries than the terms of the Additional Subordinated Notes or, if there are no Additional Subordinated Notes, the Existing Jeri-Jo Subordinated Notes, in any case, to make the Jeri-Jo Earn Out Payment or to prepay, purchase, redeem, retire, defease or otherwise acquire the Additional Subordinated Notes in accordance with Section 7.02(r)(iv) hereof,
(iii) the issuance after the Initial Overadvance Period of Capital Stock of the Company consisting of common equity or preferred equity to the extent of the Net Proceeds to the Company of an amount not greater than the outstanding principal amount of, and accrued and unpaid interest and fees on, the Existing Jeri-Jo Subordinated Notes, in the case of preferred equity, with a dividend not higher than the interest on the Existing Jeri-Jo Subordinated Notes and having other terms no more restrictive to the Company and its Subsidiaries than the terms of the Existing Jeri-Jo Subordinated Notes, the proceeds of which will be used to prepay, purchase, redeem, retire, defease or otherwise acquire the Existing Jeri-Jo Subordinated Notes in accordance with Section 7.02(r)(iv) hereof, (iv) the issuance of Capital Stock of the Company consisting of common equity or preferred equity with a dividend not higher than the interest on the Company Notes and having other terms no more restrictive to the Company and its Subsidiaries than the terms of the Indenture, the proceeds of which will be used to prepay, purchase, redeem, retire, defease or otherwise acquire Company Notes in accordance with Section 7.02(r)(ii) hereof, (v) the issuance of the Additional Subordinated Notes to make the Jeri-Jo Earn Out Payment or to refinance all or a portion of the Existing Jeri-Jo Subordinated Notes or Additional Subordinated Notes, (vi) intercompany indebtedness between the Loan Parties permitted by Sections 7.02(b) and 7.02(f) hereof, (vii) sales of Inventory by the Borrowers and their Subsidiaries in the ordinary course of business, (viii) sales of Accounts Receivable by the Borrowers pursuant to the Factoring Agreements, and (ix) the disposition of obsolete or worn out property in the ordinary course of business. In addition, upon receipt of aggregate Net Proceeds from any such issuance, sale or other disposition by the Company or any of its Subsidiaries of any Capital Stock, debt securities or assets of the Company or any of its Subsidiaries in excess of $500,000, other than any Net Proceeds from the events described in clauses (i) through (iii) and clauses (v) through (ix) above, the current Overadvance Amount limits (as such amounts are initially set forth in clause (i) of the definition of "Overadvance Amount" in
Section 1.01 hereof) shall each be reduced (but not below zero) on a dollar for dollar basis by the aggregate amount of Net Proceeds in excess of $500,000 received from any such issuance, sale or other disposition, with such reduction to be effective upon receipt of such Net Proceeds.

          (h) Subject to paragraph (b) of Section 2.10 of this Agreement, the Administrative Agent shall on each Business Day apply all funds received from the Factor pursuant to the Assignment Agreement or representing other proceeds of Accounts Receivable or Inventory, to the payment, in whole or in part, of the outstanding Loans.

          (i) Immediately upon the receipt by any Loan Party of any insurance proceeds, the Borrowers shall prepay the Loans in an amount equal to the insurance proceeds received by such Loan Party, provided that (i) except with
                                                --------
respect to the proceeds from key-man life insurance and except during the continuance of an Event of Default, proceeds from insurance covering damage to or loss of property not in excess of $500,000 for any one occurrence shall not be required to be so prepaid on such date to the extent such insurance proceeds are used to replace or restore the properties or assets in respect of which such proceeds were paid within a period not to exceed 60 days after the date of receipt of such proceeds and (ii) if all or any portion of such proceeds not so applied to the repayment of the Loans are not so used within such 60 day period, such remaining portion shall be prepaid on the last day of such 60 day period.

          (j) The Borrowers shall repay the Loans in the amount of any payments received as principal of the non-negotiable limited recourse promissory notes listed on Schedule 7.02(k)(ii) hereof on the Business Day following the receipt of such payments.

          (k) [Intentionally Omitted];

          (l) Except as otherwise expressly provided in this Section 2.07, payments with respect to any paragraph of this Section 2.07 are in addition to payments made or required to be made under any other paragraph of this Section
2.07. Prepayments of the Loans pursuant to this Section 2.07 shall be applied in the following order: (i) to the Squire Revolving Credit Loans, the Miss Erika Revolving Credit Loans or the Jeri-Jo Revolving Credit Loans by the Administrative Agent, first, based upon the Borrower making such prepayment and, second, based upon such factors as the Administrative Agent deem appropriate in the exercise of its reasonable business judgment (which factors may include the minimization or reduction of the payments required by Section 2.10(a) hereof), and (ii) at the election of the Company to either (A) the A Revolving Credit Loans or (B) the cash collateralization of any outstanding Letter of

Credit Obligations, provided that, if no Revolving Credit Loans are outstanding and the Borrowers are within the Borrowing Base (including any permitted Overadvance Amount), the Borrowers shall not be required to cash collateralize any outstanding Letters of Credit.

          Section  2.08  Fees.
                         ----

               (a) Early Termination Fee. If the Total Commitment is terminated
                   ---------------------
in whole prior to November 29, 2002 by the Borrowers, the Borrowers shall pay to the Administrative Agent for the Pro Rata Share of the Lenders, on the date of such termination, the Early Termination Fee, provided, that the Early Termination Fee shall not be payable if the Total Commitment is terminated as a result of an act or failure to act by the Borrowers that is not intended to cause an Event of Default.

               (b) Unused Line Fee.  From and after the Effective Date until the
                   ---------------
Final Maturity Date, the Borrowers shall pay to the Administrative Agent for the account of the Lenders, in accordance with such Lender's Pro Rata Shares, a non-refundable unused line fee (the "Unused Line Fee"), which shall accrue at a rate per annum equal to the Applicable Unused Line Percentage on the excess, if any, of the Total Commitment over the sum of the average principal amount of Revolving Credit Loans and Letter of Credit Obligations outstanding from time to time and shall be payable monthly in arrears commencing January 1, 2001.

               (c) Other Fees.  The Borrowers shall jointly and severally pay
                   ----------
to the Agents, Banc of America Securities LLC and Fleet Securities, Inc. the fees set forth in the Fee Letter at the times set forth in the Fee Letter. All fees required to be paid to the Agents, Banc of America Securities LLC and Fleet Securities, Inc. pursuant to the Fee Letter shall be paid to the Administrative Agent, for the account of such Persons. All fees required to be paid to the Lenders pursuant to this Agreement shall be paid to the Administrative Agent for the Pro Rata Share of the Lenders. All fees under this Agreement and the Fee Letter are non-refundable under all circumstances.

          Section  2.09  Eurodollar Rate Not Determinable; Illegality or
                         -----------------------------------------------
Impropriety.
-----------

               (a) In the event, and on each occasion, that on or before the day on which the Eurodollar Rate is to be determined for a borrowing that is to include Eurodollar Loans, the Administrative Agent has determined in good faith that, or has been advised by the Required Lenders that, (i) the Eurodollar Rate cannot be determined for any reason, (ii) the Eurodollar Rate will not adequately and fairly reflect the cost of maintaining Eurodollar Loans or (iii) Dollar deposits in the principal amount of the applicable Eurodollar Loans are not available in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of the Lenders' Eurodollar Loans are then being conducted, the Administrative Agent shall, as soon as practicable thereafter, give written notice of such determination to the Borrowers and the other Lenders. In the event of any such determination, any request by the Borrowers for a Eurodollar Loan pursuant to Section 2.03 shall, until, in the case of such a determination by the Required Lenders, the Administrative Agent has been advised by the Required Lenders and the Administrative Agent has so advised such Borrower that, or in the case of a determination by the Administrative Agent, the Administrative Agent has advised such Borrower and the other Lenders that, the circumstances giving rise to such notice no longer exist, be deemed to be a request for a Base Rate Loan. Each determination by the Administrative Agent and/or the Required Lenders hereunder shall be conclusive and binding absent manifest error.

               (b) In the event that it shall be unlawful for any Lender to make, maintain or fund any Eurodollar Loan as contemplated by this Agreement, then such Lender shall forthwith give notice thereof to the Administrative Agent and the Borrowers describing such illegality in reasonable detail. Effective immediately upon the giving of such notice, the obligation of such Lender to make Eurodollar Loans shall be suspended for the duration of such illegality and, if and when such illegality ceases to exist, such suspension shall cease, and such Lender shall notify the Administrative Agent and the Borrowers. If any such change shall make it unlawful for any Lender to maintain any outstanding Eurodollar Loan as a Eurodollar Loan, such Lender shall, upon the happening of such event, notify the Administrative Agent and the Borrowers, and the Borrowers shall immediately, or if permitted by applicable law, rule, regulation, order, decree, interpretation, request or directive, at the end of the then current Interest Period for such Eurodollar Loan, convert each such Eurodollar Loan into a Base Rate Loan.

          Section  2.10  Indemnity.
                         ---------

               (a) The Borrowers hereby jointly and severally indemnify each Lender, against any loss or expense that such Lender actually sustains or incurs (including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain any Eurodollar Loan and including loss of anticipated profits) as a consequence of (i) any failure by the Borrowers to fulfill on the date of any borrowing hereunder the applicable conditions set forth in Article V, (ii) any failure by the Borrowers to borrow any Eurodollar Loan hereunder, to convert any Base Rate Loan into a Eurodollar Loan or to continue a Eurodollar Loan as such after notice of such borrowing, conversion or continuation has been given pursuant to Section 2.03 or Section 2.11 hereof, (iii) any payment, prepayment (mandatory or optional) or conversion of a Eurodollar Loan required by any provision of this Agreement or otherwise made on a date other than the last day of the Interest Period applicable thereto, (iv) any default in payment or prepayment of the principal amount of any Eurodollar Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by notice of prepayment or otherwise), or (v) the occurrence of any Event of Default, including, in each such case, any loss (including, without limitation, loss of anticipated profits) or reasonable expense sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Eurodollar Loan. Such loss or reasonable expense shall include but not be limited to an amount equal to the excess, if any, as reasonably determined by such Lender, of (i) its cost of obtaining the funds for the Loan being paid or prepaid or converted or continued or not borrowed or converted or continued (based on the Eurodollar Rate applicable thereto) for the period from the date of such payment, prepayment, conversion, continuation or failure to borrow, convert or continue on the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the last day of the Interest Period for such Loan that would have commenced on the date of such failure to borrow, convert or continue) over (ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in re-employing the funds so paid, prepaid, converted or continued or not borrowed, converted or continued for such Interest Period. A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.10 and the basis for the determination of such amount or amounts shall be delivered to the Borrowers and shall be conclusive and binding absent manifest error.

               (b) Notwithstanding paragraph (a) of this Section 2.10, the Administrative Agent will use reasonable efforts to minimize or reduce any such loss or expense resulting from the mandatory prepayments required by Section
2.07 (other than paragraph (f) thereof) of this Agreement by (i) applying all payments and prepayments to Base Rate Loans prior to any application of payments to Eurodollar Loans and (ii) after all Base Rate Loans have been paid in full, calculating any such loss or expense based upon the net decrease in Eurodollar Loans on a day after giving effect to all prepayments and all Loans made on such day.

          Section  2.11  Continuation and Conversion of Loans.
                         ------------------------------------

               (a) Subject to Section 2.09 hereof, the Borrowers shall have the right, at any time, on three (3) Business Days' prior irrevocable written or telecopy notice to the Administrative Agent, to continue any Eurodollar Loan, or any portion thereof, into a subsequent Interest Period or to convert any Base Rate Loan or portion thereof into a Eurodollar Loan, or on one (1) Business Day's prior irrevocable written or telecopy notice to the Administrative Agent, to convert any Eurodollar Loan or portion thereof into a Base Rate Loan, subject to the following:

                    (i) no Eurodollar Loan may be continued as such and no Base Rate Loan may be converted into a Eurodollar Loan, when any Event of Default or Default shall have occurred and be continuing at such time;

                    (ii) in the case of a continuation of a Eurodollar Loan as such or a conversion of a Base Rate Loan into a Eurodollar Loan, the aggregate principal amount of such Eurodollar Loan shall not be less than $5,000,000 and in multiples of $1,000,000 if in excess thereof;

                    (iii) in the case of a conversion from a Eurodollar Loan to a Base Rate Loan, accrued interest on the Loan (or portion thereof) being converted shall be paid by the applicable Borrower at the time of conversion;

                    (iv) [intentionally omitted];

                    (v) any portion of a Loan maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Loan; and

                    (vi) if any conversion of a Eurodollar Loan shall be effected on a day other than the last day of an Interest Period, the Borrowers shall jointly and severally reimburse each Lender on demand for any loss incurred or to be incurred by it in the reemployment of the funds released by such conversion as provided in Section 2.10 hereof.

In the event that a Borrower shall not give notice to continue any Eurodollar Loan into a subsequent Interest Period, such Loan shall automatically become a Base Rate Loan at the expiration of the then current Interest Period.

          Section  2.12 Taxes.  (a)  All payments made by the Borrowers
                        -----
hereunder, under the Notes or under any other Loan Document shall be made without set-off, counterclaim, deduction or other defense. All such payments shall be made free and clear of and without deduction for any present or future income, franchise, sales, use, excise, stamp or other taxes, levies, imposts, deductions, charges, fees, withholdings, restrictions or conditions of any nature now or hereafter imposed, levied, collected, withheld or assessed by any jurisdiction (whether pursuant to United States Federal, state, local or foreign law) or by any political subdivision or taxing authority thereof or therein, and all interest, penalties or similar liabilities, excluding taxes on the net income of, and branch profit taxes of, any Lender, the Agents or the L/C Issuer imposed by the jurisdiction in which such Lender, the Agents or the L/C Issuer is organized or any political subdivision thereof or taxing authority thereof or any jurisdiction in which such Person's principal office or relevant lending office is located or any political subdivision thereof or taxing authority thereof (such nonexcluded taxes being hereinafter collectively referred to as "Taxes"). If the Borrowers shall be required by law to deduct or to withhold any
 -----
Taxes from or in respect of any amount payable hereunder, (i) the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to the Lenders or the L/C Issuer pursuant to this sentence) the Lenders or the L/C Issuer receive an amount equal to the sum they would have received had no such deductions or withholdings been made, (ii) the Borrowers shall make such deductions or withholdings, and (iii) the Borrowers shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law. Whenever any Taxes are payable by the Borrowers, as promptly as possible thereafter, the Borrowers shall send the Lenders, the L/C Issuer and the Agents an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the Lenders, L/C Issuer or the Agents, as the case may be) showing payment. In addition, the Borrowers agree to pay any present or future taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, recordation or filing of, or otherwise with respect to, this Agreement, the Notes, the Letters of Credit or any other Loan Document other than the foregoing excluded taxes (hereinafter referred to as "Other Taxes").
                                            -----------

               (b) The Borrowers will jointly and severally indemnify the Lenders and the L/C Issuer for the amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.12) paid by any Lender or the L/C Issuer and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be paid within 30 days from the date on which such Lender or such L/C Issuer makes written demand which demand shall identify the nature and amount of Taxes or Other Taxes for which indemnification is being sought and the basis of the claim.

               (c) Each Lender that is organized in a jurisdiction other than the United States, a State thereof or the District of Columbia hereby agrees that:

               (i) it shall, no later than the Effective Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 12.08 hereof after the Effective Date, the date upon which such Lender becomes a party hereto) deliver to the Borrowers and the Administrative Agent:

                    (A) two accurate, complete and signed originals of U.S. Internal Revenue Service Form 4224 or successor form, or

                    (B) two accurate, complete and signed originals of U.S. Internal Revenue Service Form 1001 or successor form,

     in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of its lending office under this Agreement free from withholding of United States Federal income tax;

               (ii) if at any time such Lender changes its lending office or offices or selects an additional lending office it shall, at the same time or reasonably promptly thereafter, deliver to the Borrowers through the Administrative Agent in replacement for, or in addition to, the forms previously delivered by it hereunder:

                    (A) if such changed or additional lending office is located in the United States, two accurate, complete and signed originals of such Form 4224 or successor form, or

                    (B) two accurate, complete and signed originals of such Form 1001 or successor form,

     in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional lending office under this Agreement free from withholding of United States Federal income tax; and

               (iii) it shall, promptly upon the Borrowers' reasonable request to that effect, deliver to the Borrowers such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes.

          (d) If either of the Borrowers fails to perform its obligations under this Section 2.12, the Borrowers shall jointly and severally indemnify the Lenders and the L/C Issuer for any taxes, interest or penalties that may become payable as a result of any such failure.

     Section  2.13  Joint and Several Liability of the Borrowers.
                    --------------------------------------------

          (a) Notwithstanding anything in this Agreement or any other Loan Document to the contrary (including, without limitation, the designation of the Loans as A Revolving Credit Loans, B Revolving Credit Loans, Squire Revolving Credit Loans, Miss Erika Revolving Credit Loans, Jeri-Jo Revolving Credit Loans and the designation of Letter of Credit Obligations as Squire Letter of Credit Obligations, Miss Erika Letter of Credit Obligations or Jeri-Jo Letter of Credit Obligations), each of the Borrowers hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agents and the Lenders under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of the other Borrower to accept joint and several liability for the Obligations. Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrower, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 2.13), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them. If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrower will make such payment with respect to, or perform, such Obligation. Subject to the terms and conditions hereof, the Obligations of each of the Borrowers under the provisions of this Section 2.13 constitute the absolute and unconditional, full recourse Obligations of each of the Borrowers enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement, the other Loan Documents or any other circumstances whatsoever.

          (b) The provisions of this Section 2.13 are made for the benefit of the Agents, the Lenders and their successors and assigns, and may be enforced by them from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Agents, the Lenders or such successors or assigns first to marshall any of its or their claims or to exercise any of its or their rights against any of the other Borrowers or to exhaust any remedies available to it or them against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 2.13 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied.

          (c) Each of the Borrowers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agents or the Lenders with respect to any of the Obligations or any Collateral until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to the Agents or the Lenders hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower therefor.

                                  ARTICLE III

                               LETTERS OF CREDIT

     Section  3.01  Letter of Credit Guaranty.
                    -------------------------

          (a) In order to assist the Subsidiary Borrowers in establishing or opening documentary and standby letters of credit, which shall not have expiration dates that exceed 270 days in the case of documentary letters of credit and 365 days in the case of standby letters of credit (or such longer periods as may be approved by the Agents from the date of issuance (the "Letters
                                                                         -------
of Credit"), with the L/C Issuer, the Borrowers have requested one or more of
----------
the Agents to join in the applications for such Letters of Credit, and/or guarantee payment or performance of such Letters of Credit and any drafts thereunder through the issuance of a Letter of Credit Guaranty, thereby lending such Agents' credit to that of the Borrowers, and the Agents hereby agree to do so. These arrangements shall be coordinated by the Agents subject to the terms and conditions set forth below. No Agent shall be required to be the issuer of any Letter of Credit. A Subsidiary Borrower will be the account party for each application for a Letter of Credit, which shall be substantially in the form of Exhibit E hereto or on a computer transmission system approved by the Agents and the L/C Issuer or such other written form or written transmission system as may from time to time be approved by the L/C Issuer and the Agents, and shall be duly completed in a manner reasonably acceptable to the Agents, together with such other certificates, agreements, documents and other papers and information as the L/C Issuer or the Agents may reasonably request (the "Letter of Credit
                                                             ----------------
Application"). In the event of any conflict between the terms of the Letter of
-----------
Credit Application and this Agreement, for purposes of this Agreement, the terms of this Agreement shall control.

          (b) The aggregate Letter of Credit Obligations shall not exceed the lowest of (i) the difference between (A) the Total B Commitment and (B) the
------ --
aggregate principal amount of B Revolving Credit Loans then outstanding, (ii) the difference between (A) the aggregate Borrowing Base for the Borrowers on a combined basis and (B) the aggregate principal amount of the Loans then outstanding, (iii) the L/C Subfacility. In addition (x) the Squire Letter of Credit Obligations shall not exceed the difference between (1) the then current Borrowing Base of Squire on an individual basis and (2) the aggregate principal amount of Squire Revolving Credit Loans, (y) the Miss Erika Letter of Credit Obligations shall not exceed the difference between (1) the then current Borrowing Base of Miss Erika on an individual basis and (2) the aggregate principal amount of Miss Erika Revolving Credit Loans and (z) the Jeri-Jo Letter of Credit Obligations shall not exceed the difference between (1) the then current Borrowing Base of Jeri-Jo on an individual basis and (2) the aggregate principal amount of Jeri-Jo Revolving Credit Loans, provided that (AA) no Subsidiary Borrower shall be permitted to obtain a Letter of Credit that results in such Subsidiary Borrower having an Overadvance Amount if and to the extent that, at such time, any other Subsidiary Borrower has positive availability,
(BB) except as provided in clause (AA) above, the Overadvance Amount shall be allocated among the Borrowers by the Administrative Agent, as described in
Section 2.01(b) hereof, and (CC) nothing contained herein shall prohibit a Subsidiary Borrower with positive Availability at any time from opening a Letter of Credit for the account of another Subsidiary Borrower that does not have positive Availability at such time. Not more than $35 million (or $15 million on and after the time that the Jeri-Jo Earn Out L/C is no longer outstanding, whether as a result of a drawing and/or a cancellation of such Letter of Credit) of such Letter of Credit Obligations shall be Letter of Credit Obligations with respect to standby Letters of Credit. In addition, the terms and conditions of all Letters of Credit and all changes or modifications thereof by the Borrowers and/or the L/C Issuer shall in all respects be subject to the prior approval of the Agents in the reasonable exercise of their sole and absolute discretion; provided, however, that (i) the expiry date of all Letters of Credit shall be no
--------  -------
later than forty-five days prior to the Final Maturity Date unless, on or prior to forty-five days prior to the Final Maturity Date, either such Letters of Credit shall be cash collateralized in an amount equal to 105% of the face amount of such Letters of Credit or the Borrowers shall provide the Agents and the Lenders with an indemnification, in form and substance reasonably satisfactory to the Collateral Agent, from a commercial bank or other financial institution acceptable to the Collateral Agent for any Letter of Credit Obligations with respect to such Letters of Credit and (ii) the Letters of Credit and all documentation in connection therewith shall be in form and substance reasonably satisfactory to the Agents and the L/C Issuer. At the request of a Borrower, the Agents may, in their sole discretion, assist such Borrower in establishing or opening standby Letters of Credit that have expiry dates that will automatically be extended for an additional period or periods unless the L/C Issuer notifies the beneficiary that the then existing expiry date will not be extended ("Evergreen Letters of Credit"), provided that (x) the
                            ---------------------------
Agents shall have no obligation to assist any Borrower in establishing or opening any Evergreen Letter of Credit, (y) the Agents may at any time, in their sole discretion, instruct the L/C Issuer to notify the beneficiary of an Evergreen Letter of Credit that the expiry date of such Letter of Credit will not be automatically extended, if an Event of Default or Default has occurred and is continuing, and (z) all Evergreen Letters of Credit shall be subject to all of the terms and conditions contained in this Agreement applicable to Letters of Credit.

          (c) The Administrative Agent shall have the right, without notice to the Borrowers, to charge the relevant Loan Account with the amount of any and all indebtedness, liabilities and obligations of any kind (including indemnification for breakage costs, capital adequacy and reserve requirement charges) incurred by the Agents or the Lenders under the Letter of Credit Guaranty or incurred by an L/C Issuer with respect to a Letter of Credit at the earlier of (i) payment by the Agents or the Lenders under the Letter of Credit Guaranty or (ii) the occurrence of an Event of Default. Any amount charged to a Loan Account shall be deemed a B Revolving Credit Loan hereunder made by the Lenders to the relevant Borrower, funded by the Administrative Agent on behalf of the Lenders and subject to Section 2.05 of this Agreement. Any charges, fees, commissions, costs and expenses charged to an Agent for a Borrower's account by the L/C Issuer in connection with or arising out of Letters of Credit or transactions relating thereto will be charged to the relevant Loan Account in full when charged to or paid by such Agent and, when charged, shall be conclusive on such Borrower absent manifest error. Each of the Lenders and the Borrowers agrees that the Administrative Agent shall have the right to make such charges regardless of whether any Event of Default or Default shall have occurred and be continuing or whether any of the conditions precedent in Section
5.02 have been satisfied.

          (d) The Borrowers unconditionally and jointly and severally indemnify each Agent and each Lender and hold each Agent and each Lender harmless from any and all loss, claim or liability incurred by any Agent or any Lender arising from any transactions or occurrences relating to Letters of Credit, any drafts or acceptances thereunder, the Collateral relating thereto, and all Obligations in respect thereof, including any such loss or claim due to any action taken by the L/C Issuer, other than for any such loss, claim or liability arising out of the gross negligence or willful misconduct of the Agents or any Lender as determined by a final judgment of a court of competent jurisdiction. The Borrowers further agree to jointly and severally hold the Agents and each Lender harmless from any errors or omission, negligence or misconduct by the L/C Issuer. The Borrowers' unconditional, joint and several obligations to the Agents and each Lender with respect to the Letters of Credit hereunder shall not be modified or diminished for any reason or in any manner whatsoever, other than as a result of the Agents' or such Lender's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. The Borrowers agree that any charges incurred by any Agent or the L/C Issuer for a Borrower's account hereunder may be charged to the relevant Loan Account.

          (e) None of the Agents, the Lenders and the L/C Issuer shall be responsible for the existence, character, quality, quantity, condition, packing, value or delivery of the goods purporting to be represented by any documents; any difference or variation in the character, quality, quantity, condition, packing, value or delivery of the goods from that expressed in the documents; the validity, sufficiency or genuineness of any documents or of any endorsements thereof even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; the time, place, manner or order in which shipment is made; partial or incomplete shipments, or failure or omission to ship any or all of the goods referred to in the Letters of Credit or documents; any deviation from instructions, delay, default, or fraud by the shipper and/or anyone else in connection with the Collateral or the shipping thereof; or any breach of contract between the shipper or vendors and the Borrowers. Furthermore, without limiting any of the foregoing, none of the Agents and the Lenders shall be responsible for any act or omission with respect to or in connection with any goods covered by any Letter of Credit except in the case of the Agents' or the Lenders' gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (f) The Borrowers jointly and severally agree that any action taken by any Agent or any Lender, if taken in good faith, or any action taken by the L/C Issuer, under or in connection with the Letters of Credit, the drafts or acceptances, the guarantees or the Collateral, shall be binding on the Borrowers and shall not put the Agents or the Lenders in any resulting liability to the Borrowers except in the case of the Agents' or the Lenders' gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. In furtherance of the foregoing, each Agent shall have the full right and authority to clear and resolve any questions of non-compliance of documents; to give any instructions as to acceptance or rejection of any documents or goods; to execute any and all steamship or airways guaranties (and applications therefore), indemnities or delivery orders; to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents; and to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letters of Credit, drafts or acceptances, all in an Agent's sole name, and the L/C Issuer shall be entitled to comply with and honor any and all such documents or instruments executed by or received solely from an Agent, all without any notice to or any consent from the Borrowers. Each Agent, as applicable, shall use reasonable efforts to consult with the Borrowers before taking any action pursuant to this Section 3.01(f).

          (g) Without an Agent's express consent, the Borrowers jointly and severally agree: (i) not to execute any and all applications for steamship or airway guaranties, indemnities or delivery orders; to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents; or to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the Letter of Credit Applications, Letters of Credit, drafts or acceptances; and (ii) after the occurrence of an Event of Default which is not cured within any applicable grace period, if any, or waived, not to (A) clear and resolve any questions of non-compliance of documents, or (B) give any instructions as to acceptances or rejection of any documents or goods.

          (h) The Borrowers jointly and severally agree that any necessary and material import, export or other license or certificate for the import or handling of Inventory will have been promptly procured; all foreign and domestic material governmental laws and regulations in regard to the shipment and importation of Inventory or the financing thereof will have been promptly and fully complied with, in each case, where the failure to obtain such certificate or license or the failure to comply with such laws would have a Material Adverse Effect; and any certificates in that regard that an Agent may at any time reasonably request will be promptly furnished. In this connection, the Borrowers warrant and represent that all shipments made under any Letters of Credit are in accordance with the laws and regulations of the countries in which the shipments originate and terminate, and are not prohibited by any such laws and regulations except where the failure to be in compliance with such laws and regulations would not have a Material Adverse Effect. As between the Borrowers, on the one hand, and the Agents, the Lenders and the L/C Issuer, on the other hand, the Borrowers jointly and severally assume all risk, liability and responsibility for, and agree to pay and discharge, all present and future local, state, federal or foreign taxes, duties, or levies in respect of the shipment and importation of Inventory. As between the Borrowers, on the one hand, and the Agents, the Lenders and the L/C Issuer, on the other hand, any embargo, restriction, laws, customs or regulations of any country, state, city, or other political subdivision, where such Inventory is or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely the Borrowers' joint and several risk, liability and responsibility.

          (i) Upon any payments made to the L/C Issuer under the Letter of Credit Guaranty, the Agents or the Lenders, as the case may be, shall, without prejudice to its rights under this Agreement (including that such unreimbursed amounts shall constitute Loans hereunder), acquire by subrogation, any rights, remedies, duties or obligations granted or undertaken by the Borrowers in favor of the L/C Issuer in any application for Letters of Credit, any standing agreement relating to Letters of Credit or otherwise, all of which shall be deemed to have been granted to the Agents and the Lenders and apply in all respects to the Agents and the Lenders and shall be in addition to any rights, remedies, duties or obligations contained herein.

          (j) Upon the request of the Agents, all Inventory subject to documentary Letters of Credit will be consigned to the order of the Collateral Agent, the L/C Issuer or a third party named by the Collateral Agent.

     Section  3.02  Participations.
                    --------------

          (a)  Purchase of Participations.  Immediately upon issuance by the L/C
               --------------------------
Issuer of any Letter of Credit pursuant to this Agreement, each Lender (other than the Lender(s) providing the Letter of Credit Guaranty) shall be deemed to have irrevocably and unconditionally purchased and received from the Lender providing the Letter of Credit Guaranty, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Pro Rata Share, in all obligations of the Lender providing the Letter of Credit Guaranty in such Letter of Credit (including, without limitation, all Reimbursement Obligations of the Borrowers with respect thereto pursuant to the Letter of Credit Guaranty or otherwise).

          (b)  Sharing of Payments.  In the event that the Lender providing the
               -------------------
Letter of Credit Guaranty makes any payment in respect of the Letter of Credit Guaranty and the Borrowers shall not have repaid such amount to the Administrative Agent for the account of such Lender, the Administrative Agent shall charge the relevant Loan Account in the amount of the Reimbursement Obligation, in accordance with Sections 3.01(c) and 4.02.

          (c)  Obligations Irrevocable.  The obligations of a Lender to make
               -----------------------
payments to the Administrative Agent for the account of the Agents, the Lender providing the Letter of Credit Guaranty or the L/C Issuer with respect to a Letter of Credit shall be irrevocable, without any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

               (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

               (ii) the existence of any claim, setoff, defense or other right which a Borrower may have at any time against a beneficiary named in such Letter of Credit or any transferee of such Letter of Credit (or any Person for whom any such transferee may be acting), the Agents, L/C Issuer, any Lender, or any other Person, whether in connection with this Agreement, such Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between any Borrower or any other party and the beneficiary named in such Letter of Credit);

               (iii) any draft, certificate or any other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

               (v) any failure by the Lender providing the Letter of Credit Guaranty or the Administrative Agent to provide any notices required pursuant to this Agreement relating to such Letter of Credit;

               (vi) any payment by the L/C Issuer under any of the Letters of Credit against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit; or

               (vii) the occurrence of any Default or Event of Default.

     Section  3.03  Letters of Credit.
                    -----------------

          (a)  Request for Issuance.  A Borrower may from time to time, upon
               --------------------
notice not later than 12:00 noon, New York City time, at least three Business Days in advance, request an Agent to assist such Borrower in establishing or opening a Letter of Credit by delivering to such Agent, with a copy to the Administrative Agent and the L/C Issuer, a Letter of Credit Application, together with any necessary related documents. No Agent shall provide support, pursuant to the Letter of Credit Guaranty, if the Agents shall have received written notice from the Required Lenders on the Business Day immediately preceding the proposed issuance date for such Letter of Credit that one or more of the conditions precedent in Section 5.02 will not have been satisfied on such date, and the Agents shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 5.02 have been satisfied.

          (b)  Letters of Credit Fees.  (i)  The Subsidiary Borrowers shall
               ----------------------
jointly and severally pay to the Administrative Agent for the account of the Lenders in accordance with such Lender's Pro Rata Share a nonrefundable fee for each documentary Letter of Credit issued hereunder, which fee shall be payable monthly in arrears on the first day of each month and shall be equal to the product of (A) the Applicable L/C Percentage and (B) the average daily outstanding stated amount of such documentary Letter of Credit during the prior month. In addition, the Subsidiary Borrowers shall jointly and severally pay to the Administrative Agent for the account of the Lenders, in accordance with the Lenders' Pro Rata Shares for each standby Letter of Credit issued hereunder, a nonrefundable fee equal to the Applicable L/C Percentage per annum of the outstanding stated amount of such standby Letter of Credit, payable monthly in arrears on the first day of each month on the average daily outstanding stated amount of such standby Letter of Credit during the prior month.

               (ii)  L/C Issuer Charges.  The standard charges assessed by the
                     ------------------
L/C Issuer in connection with the issuance, administration, amendment, payment or cancellation of Letters of Credit shall be paid by the Borrowers to either the L/C Issuer or the Lender providing the Letter of Credit Guaranty, without duplication.

               (iii) Charges to Loan Account.  The Borrowers hereby authorize
                     -----------------------
the Administrative Agent to, and the Administrative Agent may, from time to time, charge the relevant Loan Account pursuant to Sections 3.01(c) and 4.02 of this Agreement with the amount of any Letter of Credit fees or charges due under this Section 3.03.

          (c)  Existing Letters of Credit.  Schedule 3.03(c) hereto contains a
               --------------------------
list of all letters of credit outstanding on the Effective Date pursuant to the Existing Financing Agreement. For the period from and after the Effective Date, each such letter of credit, including any extension or renewal thereof (each, as amended from time to time in accordance with the terms thereof and hereof, an "Existing Letter of Credit") shall constitute a
                              -------------------------
"Letter of Credit" issued for the account of Squire, Miss Erika or Jeri-Jo, as the case may be, for all purposes of this Agreement, including, without limitation, calculations of Availability, the Overadvance Amount, the Borrowing Base, Letter of Credit fees, Letter of Credit Obligations and Reimbursement Obligations.

                                  ARTICLE IV

                     FEES, PAYMENTS AND OTHER COMPENSATION

     Section 4.01  Audit and Collateral Monitoring Fees.  The Borrowers
                   ------------------------------------
acknowledge that the Agents may upon reasonable notice to the Company conduct audits and/or field examinations of the Borrowers and the Guarantors at any time and from time to time during normal business hours in a manner so as to not unduly disrupt the business of the Borrowers and the Guarantors, provided that
(i) such notice shall not be required if an Event of Default has occurred and is continuing and (ii) in the absence of a continuing Event of Default, the Agents may conduct no more than two audits and/or field examinations of the Borrowers and Guarantors in any calendar year, provided further that the Agents may conduct an additional audit and/or field examination in the event that the average outstanding Loans for any calendar month during such calendar year are greater than $60 million. The Borrowers jointly and severally agree to pay $750 per day per examiner plus the examiner's out-of-pocket costs and reasonable expenses incurred in connection with all such visits, inspections, audits and examinations.

     Section 4.02  Payments; Computations and Statements. (a) The Borrowers will
                   -------------------------------------
make each payment under the Notes not later than 12:00 noon (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Administrative Agent at the Payment Office. All payments received by the Administrative Agent after 12:00 noon (New York City time) on any Business Day will be credited to the relevant Loan Account on the next succeeding Business Day. All payments shall be made by the Borrowers without defense, set-off or counterclaim to the Administrative Agent and the Lenders. Except as provided in Section 2.05, after receipt, the Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders and like funds relating to the payment of any other amount payable to any Lender to such Lender in each case to be applied in accordance with the terms of this Agreement, provided that the Administrative Agent will cause to be distributed all interest and fees received from or for the account of each Borrower not less than once each month and in any event promptly after receipt thereof. The Lenders and the Borrowers hereby authorize the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account of a Borrower with any amount due and payable by such Borrower under any Loan Document to which such Borrower is a party. Each of the Lenders and the Borrowers agree that the Administrative Agent shall have the right to make such charges whether or not any Event of Default or Default shall have occurred and be continuing or whether any of the conditions precedent in Section 5.02 have been satisfied. Any amount charged to the Loan Account of a Borrower shall be deemed a B Revolving Credit Loan hereunder made by the Lenders to such Borrower, funded by the Administrative Agent on behalf of the Lenders and subject to Section 2.05 of this Agreement. The Lenders and the Borrowers confirm that any charges which the Administrative Agent may so make to the Loan Account of a Borrower as herein provided will be made as an accommodation to such Borrower and solely at the Administrative Agent's discretion. It is expressly understood and agreed by the Borrowers that the Administrative Agent and the Lenders shall have no responsibility to inquire into the correctness of the apportionment, allocation or disposition of Loans or Letters of Credit made to the Borrowers or any fees, costs or expenses for which the Borrowers are jointly and severally obligated under this Agreement. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. All computations of fees shall be made by the Administrative Agent on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees are payable. Each determination by the Administrative Agent of an interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error.

          (b) The Administrative Agent shall provide each Borrower, promptly after the end of each calendar month, a summary statement (in the form from time to time used by the Administrative Agent) of the opening and closing daily balances in the Loan Account of such Borrower during such month, the amounts and dates on all Loans made to such Borrower during such month, the amounts and dates of all payments on account of the Loans to such Borrower during such month and the Loans to which such payments were applied, the amount of interest accrued on the Loans to such Borrower during such month, any Letters of Credit issued by the L/C Issuer for the account of such Borrower during such month, specifying the face amount thereof, the amount of charges to such Loan Account and/or Loans made to such Borrower during such month to reimburse the Lenders for drawings made under Letters of Credit, and the amount and nature of any charges to such Loan Account made during such month on account of fees, commissions, expenses and other Obligations. All entries on any such statement shall, 30 days after the same is sent, be presumed to be correct and shall constitute presumptive evidence of the information contained in such statement and shall be final and conclusive absent manifest error.

     Section 4.03 Sharing of Payments, Etc. Except as provided in Section 2.05
                  -------------------------
hereof, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion
                                   --------  -------
of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered). The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 4.03 may, to the fullest extent permitted by law, exercise all its rights (including the Lender's right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

     Section 4.04 Apportionment of Payments. (a) Subject to Sections 2.05 and
                  -------------------------
12.01 hereof, all payments of principal and interest in respect of outstanding Loans, all payments in respect of the Reimbursement Obligations, all payments of fees (other than the fees set forth in the Fee Letter, fees with respect to Letters of Credit provided for in Section 3.03(b)(ii) and the audit and collateral monitoring fee provided for in Section 4.01) and all other payments in respect of any other Obligations, shall be allocated by the Administrative Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of Loans or Letter of Credit Obligations, as designated by the Person making payment when the payment is made.

          (b) After the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations and all proceeds of the Collateral, subject to the provisions of this Agreement (i) first, to pay
                                                                   -----
the Obligations in respect of any fees, expense reimbursements or indemnities then due to any Agent or the L/C Issuer; (ii) second, to pay the Obligations in
                                              ------
respect of any fees and indemnities then due to the Lenders; (iii) third,
                                                                   -----
ratably to pay interest due in respect of the Loans and Reimbursement Obligations; (iv) fourth, ratably to pay or prepay principal of the A Revolving
                  ------
Credit Loans; (v) fifth, ratably to pay or prepay principal of the B Revolving
                  -----
Credit Loans and Letter of Credit Obligations (or, to the extent such Obligations are contingent, to prepay or provide cash collateral in respect of such Obligations); and (vi) sixth, to the ratable payment of all other
                            -----
Obligations then due and payable.

     Section 4.05 Increased Costs and Reduced Return.
                  ----------------------------------

          (a) If any Lender or the L/C Issuer shall have determined that the adoption or implementation of, or any change in, any law, rule, treaty or regulation, or any policy, guideline or directive of, or any change in the interpretation or administration thereof by, any court, central bank or other administrative or Governmental Authority, or compliance by the L/C Issuer or any Lender or any Person controlling any such Lender or the L/C Issuer with any directive of or guideline from any central bank or other Governmental Authority or the introduction of or change in any accounting principles applicable to the L/C Issuer or any Lender or any Person controlling any such Lender or the L/C Issuer (in each case, whether or not having the force of law), shall (i) change the basis of taxation of payments to the L/C Issuer or any Lender or any Person controlling any such Lender or the L/C Issuer of any amounts payable hereunder (except for taxes on the overall net income of the L/C Issuer or any Lender or any Person controlling any such Lender or the L/C Issuer), (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against any Loan, Letter of Credit or against assets of or held by, or deposits with or for the account of, or credit extended by, the L/C Issuer or any Lender, or any Person controlling any such Lender or the L/C Issuer or (iii) impose on the L/C Issuer or any Lender or any Person controlling any such Lender or the L/C Issuer any other condition regarding this Agreement or any Loan or Letter of Credit, and the result of any event referred to in clauses (i), (ii) or (iii) above shall be to increase the cost to the L/C Issuer or any Lender of making any Loan, issuing, guaranteeing or participating in any Letter of Credit, or agreeing to make any Loan or issue, guaranty or participate in any Letter of Credit, or to reduce any amount received or receivable by the L/C Issuer or any Lender hereunder, then, upon demand by the L/C Issuer or such Lender, the Borrowers shall pay to the L/C Issuer or such

Lender such additional amounts as will compensate the L/C Issuer or such Lender for such increased costs or reductions in amount.

          (b) If any Lender or the L/C Issuer shall have determined that any Capital Guideline or adoption or implementation of, or any change in, any Capital Guideline by the Governmental Authority charged with the interpretation or administration thereof, or compliance by the L/C Issuer, any Lender or any Person controlling such L/C Issuer or any Lender with any Capital Guideline or with any request or directive of any such Governmental Authority with respect to any Capital Guideline, or the implementation of, or any change in, any applicable accounting principles (in each case, whether or not having the force of law), either (i) affects or would affect the amount of capital required or expected to be maintained by the L/C Issuer, any Lender or any Person controlling such L/C Issuer or any Lender, and the L/C Issuer or any Lender determines that the amount of such capital is increased as a direct or indirect consequence of any Loans made or maintained, Letters of Credit issued or any guaranty or participation with respect thereto, or the L/C Issuer's, any Lender's or any such other controlling Person's other obligations hereunder, or
(ii) has or would have the effect of reducing the rate of return on the L/C Issuer's, any Lender's, any such other controlling Person's capital to a level below that which such L/C Issuer, such Lender or such controlling Person could have achieved but for such circumstances as a consequence of any Loans made or maintained, Letters of Credit issued, or any guaranty or participation with respect thereto or any agreement to make Loans, to issue Letters of Credit or such L/C Issuer's, such Lender's, such other controlling Person's other obligations hereunder (in each case, taking into consideration such L/C Issuer's, such Lender's or such other controlling Person's policies with respect to capital adequacy), then, upon demand by the L/C Issuer or any Lender, the Borrowers shall pay to the L/C Issuer or such Lender from time to time such additional amounts as will compensate the L/C Issuer or such Lender for such cost of maintaining such increased capital or such reduction in the rate of return on such L/C Issuer's, such Lender's or such other controlling Person's capital.

          (c) All amounts payable under this Section 4.05 shall bear interest from the date that is ten days after the date of demand by the L/C Issuer or a Lender until payment in full to the L/C Issuer or such Lender at the Base Rate. A certificate of the L/C Issuer or any Lender claiming compensation under this
Section 4.05 specifying the event herein above described and the nature of such event shall be submitted by the L/C Issuer or such Lender to a Borrower, setting forth the additional amount due and an explanation of the calculation thereof, the L/C Issuer's or such Lender's reasons for invoking the provisions of this
Section 4.05, and shall be final and conclusive absent manifest error.

                                   ARTICLE V

                 CONDITIONS OF EFFECTIVENESS, LETTER OF CREDIT
                             ISSUANCE AND LENDING

     Section 5.01 Conditions Precedent to Effectiveness.  This Agreement shall
                  -------------------------------------
become effective as of the Business Day (the "Effective Date") when each of the
                                              --------------
following conditions precedent shall have been satisfied:

          (a)  Payment of Fees, Etc. The Borrowers shall have paid on or before
               ---------------------
the date of this Agreement, all fees, costs, expenses and taxes then payable by the Borrowers pursuant to Sections 2.08(c) and 12.05 hereof.

          (b)  Representations and Warranties; No Event of Default.  The
               ---------------------------------------------------
representations and warranties contained in Section 6.01 of this Agreement and in each other Loan Document and certificate or other writing delivered to the Agents, the Lenders or the L/C Issuer pursuant hereto on or prior to the Effective Date shall be correct on and as of the Effective Date as though made on and as of such date (other than those which expressly speak only as of a different date); and no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement becoming effective in accordance with its terms.

          (c)  Legality.  The making of the initial Loans or the issuance of the
               --------
initial Letter of Credit shall not contravene any law, rule or regulation applicable to the Lenders or the L/C Issuer.

          (d)  Delivery of Documents.  The Agents shall have received on or
               ---------------------
before the Effective Date the following, each in form and substance reasonably satisfactory to the Agents, and, unless indicated otherwise, dated the Effective
Date:

               (i) (A) an A Revolving Credit Note payable to the order of each Lender, duly executed by the Company and (B) a B Revolving Credit Note payable to the order of each Lender, duly executed by each Subsidiary Borrower;

               (ii) a Guaranty, duly executed by each Subsidiary Borrower and Apparel Holdings;

               (iii) an Amendment and Consent to Security Agreement, duly executed by each Loan Party;

               (iv) an Amendment and Consent to Pledge Agreement, duly executed by each Loan Party;

               (v) if requested by the Collateral Agent, appropriate financing statements on Form UCC-1, duly executed by each Loan Party for filing in such office or offices as may be necessary or, in the reasonable opinion of the Agents, desirable to perfect the security interests purported to be created by the Security Agreements;

               (vi) certified copies of requests for copies of information on Form UCC-11, listing all effective financing statements which name as debtor, the Loan Parties and which are filed in the offices referred to in paragraph (v) above, together with copies of such financing statements, none of which, except as otherwise agreed to in writing by the Agents, shall cover any of the Collateral;

               (vii) a copy of the resolutions adopted by the Board of Directors of each Borrower and Guarantor, certified as of the Effective Date by authorized officers thereof, authorizing (A) the borrowings hereunder and the transactions contemplated by the Loan

Documents to which such Borrower or Guarantor is or will be a party, and (B) the execution, delivery and performance by each Borrower and Guarantor of each Loan Document and the execution and delivery of the other documents to be delivered by each Borrower and Guarantor in connection herewith;

               (viii) a certificate of an authorized officer of each Borrower and Guarantor, certifying the names and true signatures of the officers of such Borrower or Guarantor authorized to sign each Loan Document to which such Borrower or Guarantor is or will be a party and the other documents to be executed and delivered by such Borrower or Guarantor in connection herewith, together with evidence of the incumbency of such authorized officers;

               (ix) a certificate dated as of a recent date of the appropriate official(s) of the states of incorporation and each state of foreign qualification of each Borrower and Guarantor, certifying as to the subsistence in good standing of, and the payment of taxes by, such Borrower or Guarantor in such states and listing all charter documents of such Borrower and Guarantor on file with such official(s);

               (x) a copy of the charter of each Borrower and Guarantor certified by the appropriate official(s) of the state of organization of such Borrower or Guarantor and as of the Effective Date by an authorized officer of the Borrower or Guarantor;

               (xi) a copy of the by-laws of each Borrower and Guarantor, certified as of the Effective Date by an authorized officer of such Borrower or Guarantor;

               (xii) an opinion of Torys, New York counsel to the Borrowers and Guarantors as to such other matters as the Agents may reasonably request;

               (xiii)  [Intentionally Omitted];

               (xiv) a certificate of the chief executive officer or the chief financial officer of each Borrower, certifying as to the matters set forth in subsection (b) of this Section 5.01;

               (xv) a copy of the Financial Statements and the projected financial statements described in Section 6.01(h) hereof together with a certificate of the chief executive officer or chief financial officer of the Company setting forth (i) all existing Indebtedness of each Borrower not reflected on the Financial Statements, including guarantees, pending or, to the best of each Borrower's knowledge, threatened litigation and other contingent liabilities of the Borrowers and Guarantors (in the case of such contingent liabilities, only if required to be reported in a Financial Statement by GAAP), and (ii) all dividends declared or paid since the date of such financial statements and all inter-company payments made or obligations incurred to Affiliates outside the ordinary course of the Borrowers' businesses since the date of such Financial Statements, in any case by or of any Borrower;

               (xvi) a breakdown of Inventory by Subsidiary Borrower and by location in the form specified in Section 7.01(a)(v)(A) hereof certified by the chief financial officer of each Subsidiary Borrower;

               (xvii) an Acknowledgment and Consent to Assignment Agreement duly executed by the Subsidiary Borrowers and the Factor, in form and substance satisfactory to the Agents;

               (xviii) certificates of insurance evidencing insurance on the property of the Borrowers and the Guarantors as is required by Section 7.01(h) hereof naming the Collateral Agent as additional insured and loss payee, using a loss payee endorsement acceptable to the Agents, for all insurance maintained by the Borrowers and the Guarantors;

               (xix) a certificate of an authorized officer of each Borrower and Guarantor certifying the names and true signatures of those officers of each Borrower and Guarantor that are authorized to provide Notices of Borrowings, Letter of Credit Applications and all other notices under this Agreement and the Loan Documents;

               (xx) an amendment to each of the Factoring Agreements, duly executed by each Subsidiary Borrower and the Factor, in a form and substance satisfactory to the Agents;

               (xxi) a Borrowing Base Certificate calculated for the Borrowers on a combined basis and on an individual basis for each Borrower current as of November 27, 2000;

               (xxii) a copy of the most recent annual report (Form 5500 Series) for each Employee Plan, including Schedule B attached thereto;

               (xxiii) a Contribution Agreement among the Borrowers, duly executed by each Borrower; and

               (xxiv) such other agreements, instruments, approvals, opinions and other documents as the Administrative Agent may reasonably request.

          (e)  Proceedings; Receipt of Documents.  All proceedings in connection
               ---------------------------------
with the transactions contemplated by this Agreement, and all documents incidental thereto, shall be satisfactory to the Agents and their special counsel, and the Agents and such special counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Agents or such special counsel may reasonably request.

          (f)  Material Adverse Effect.  The Lenders shall have determined, in
               -----------------------
their sole judgment, that (i) no Material Adverse Effect shall have occurred after August 5, 2000 with respect to any Borrower on an individual basis or the Company and its Consolidated Subsidiaries taken as a whole.

          (g)  Maximum Overadvance Amount.  After giving effect to all Loans
               --------------------------
outstanding on the Effective Date (including all Loans made on the Effective
Date) and all Letters of Credit outstanding on the Effective Date (including all Letters of Credit issued on the Effective Date), (i) the maximum Overadvance Amount, calculated on a combined basis for the Borrowers, shall not be more than $34,000,000, (ii) all other liabilities of the Borrowers shall be current, (iii) the Borrowers shall deliver to the Administrative Agent a certificate of the chief financial officer of the Company certifying that (a) the maximum Overadvance Amount, calculated on a combined basis for the Borrowers is not more than $34,000,000 and containing the calculation thereof and (b) all other liabilities of the Borrowers are current, together with such evidence that the Agents may reasonably require.

          (h)  Jeri-Jo Earn Out.  The Agents shall be satisfied that the Company
               ----------------
will make the Jeri-Jo Earn Out Payment due November 30, 2000 (or such other date as is agreed to by the Sellers) by either (i) issuing the Capital Stock described in Section 2.07(g)(ii) and/or (ii) issuing the Additional Subordinated Notes.

     Section 5.02 Conditions Precedent to Loans and Letters of Credit. As a
                  ---------------------------------------------------
condition precedent to the Administrative Agent or any Lender making any Loan (including the initial Loans on the Effective Date), or the Agents assisting the Subsidiary Borrowers in establishing, or opening any Letter of Credit (including the initial Letters of Credit on the Effective Date), each of the following conditions precedent shall be fulfilled in a manner satisfactory to the Administrative Agent;

          (a)  Payment of Fees, Etc.  The Borrowers shall have paid all fees,
               ---------------------
costs, expenses and taxes then payable by the Borrowers pursuant to Sections 2.08(c) and 12.05 hereof.

          (b)  Representations and Warranties; No Event of Default.  The
               ---------------------------------------------------
following statements shall be true, and the submission by a Borrower to the Administrative Agent of a Notice of Borrowing with respect to a Loan and a Borrower's acceptance of the proceeds of such Loan, or the submission by a Subsidiary Borrower of a Letter of Credit Application with respect to a Letter of Credit and the issuance of such Letter of Credit shall be deemed to be a representation and warranty by such Borrower on the date of such Loan and the date of the issuance of such Letter of Credit that (i) the representations and warranties contained in Section 6.01 of this Agreement and in each other Loan Document and certificate or other writing delivered to the Lenders pursuant hereto on or prior to the date of such Loan or Letter of Credit are correct on and as of such date as though made on and as of such date (other than those representations and warranties which expressly speak only as of a different date); and (ii) no Event of Default or Default has occurred and is continuing or would result from the making of the Loan to be made on such date or the issuance of the Letter of Credit to be issued on such date.

          (c)  Legality.  The making of such Loan or the issuance of such Letter
               --------
of Credit shall not contravene any law, rule or regulation applicable to the Agents, the Lenders or the L/C Issuer, as the case may be.

          (d)  Notices.  Except in the case of a borrowing of a Loan pursuant to
               -------
Sections 3.01(c), the Administrative Agent shall have received (i) a Notice of Borrowing pursuant to Section 2.03 hereof no later than 12:00 noon (New York City time) (A) on the date of the proposed borrowing with respect to a Base Rate Loan and (B) three Business Days prior to the date of the proposed borrowing in the case of a Eurodollar Loan and (ii) a Letter of Credit

Application pursuant to Section 3.03 hereof not later than 12:00 noon (New York City time) three Business Days prior to the proposed date of issuance of a Letter of Credit.

          (e)  Delivery of Documents.  The Administrative Agent shall have
               ---------------------
received such other reasonably available information, approvals and documents, each in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent may reasonably request.

          (f)  Proceedings.  All proceedings in connection with the making of
               -----------
such Loan or the issuance of such Letter of Credit and the other transactions contemplated by this Agreement, and all documents incidental thereto, shall be reasonably satisfactory to the Administrative Agent and its special counsel.

                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

     Section 6.01 Representations and Warranties. The Company and each Borrower
                  ------------------------------
represent and warrant as follows:

          (a)  Organization, Good Standing, Etc.  Each Loan Party (i) is a
               ---------------------------------
corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite corporate power and authority to conduct its business as now conducted and as presently contemplated and to make the borrowings hereunder (in the case of the Borrowers) and to consummate the transactions contemplated by the Loan Documents to which it is a party, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except in the case of clause (iii) where the failure to qualify and be in good standing would not have a Material Adverse Effect.

          (b)  Authorization, Etc.  The execution, delivery and performance by
               -------------------
each Loan Party of each Loan Document to which it is a party, (i) have been duly authorized by all necessary corporate action, (ii) do not contravene the charter, by-laws or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not result in or require the creation of any Lien, (other than pursuant to any such Loan Document) upon or with respect to any of its properties, and (iv) do not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

          (c)  Governmental Approvals.  No authorization or approval or other
               ----------------------
action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by each Loan Party of any Loan Document to which it is or will be a party.

          (d)  Enforceability of Loan Documents.  This Agreement is, and each
               --------------------------------
other Loan Document to which each Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally, the enforcement of creditors' rights and remedies and by general principles of equity.

          (e)  Inventory Locations; Places of Business; Chief Executive Office.
               ---------------------------------------------------------------
There is no domestic location at which any Borrower has any Inventory (except for Inventory in transit) other than (i) those locations listed on Part A of
Schedule 6.01(e) hereto and (ii) any other locations in the continental United States permitted pursuant to the terms of Section 7.01(n) hereof. Part B of
Schedule 6.01(e) hereto contains a true, correct and complete list, as of the Effective Date, of the legal names and addresses of each domestic warehouse at which Inventory of any Borrower is stored. None of the receipts received by a Borrower from any warehouse states that the goods covered thereby are to be delivered to bearer or to the order of a named Person or to a named Person and such named Person's assigns. Part C of Schedule 6.01(e) sets forth a complete and accurate list as of the date hereof of (A) each place of business of each Loan Party and (B) the chief executive office of each Loan Party. Part D of
Schedule 6.01(e) sets forth a complete and accurate description and list as of the date hereof of the location, by state and street address, of all real property owned and leased by the Company and its Subsidiaries.

          (f)  Subsidiaries.  Schedule 6.01(f) hereto is a complete and correct
               ------------
description of the name, jurisdiction of incorporation and ownership of the outstanding Capital Stock of each Subsidiary of the Company in existence on the date hereof. All shares of such stock owned by the Company or one or more of its Subsidiaries, as indicated in such Schedule, are owned free and clear of all Liens other than (i) Liens created by the Loan Documents and (ii) in the case of the Capital Stock of Jeri-Jo, Permitted Liens.

          (g)  Litigation.  As of the Effective Date, except (i) as set forth on
               ----------
Schedule 6.01(g) hereto and (ii) for all pending or, to the best of the Loan Parties' knowledge, threatened actions, suits or proceedings affecting the Company or any of its Subsidiaries before any court or other Governmental Authority or any arbitrator seeking money damages in an aggregate amount for all such actions, suits or proceedings of not more than $500,000 in excess of any applicable insurance or bond coverage, there is no pending or, to the best of the Loan Parties' knowledge, threatened action, suit or proceeding affecting the Company or any of its Subsidiaries or with respect to the transactions contemplated by this Agreement before any court or other Governmental Authority or any arbitrator. There is no pending or, to the best of the Loan Parties' knowledge, threatened action, suit or proceeding affecting the Company or any of its Subsidiaries before any court or other Governmental Authority or any arbitrator which may reasonably be expected to have a Material Adverse Effect.

          (h)  Financial Condition.  (i)  The Financial Statements, copies of
               -------------------
which have been delivered to the Lenders, fairly present in all material respects the financial condition of the Company and its Subsidiaries, as the case may be, as at the respective dates thereof and the results of operations of the Company and its Subsidiaries, as the case may be, for the fiscal periods ended on such respective dates, all in accordance with GAAP, and since August 5, 2000 there has been no Material Adverse Effect.

               (ii) The Company has heretofore furnished to the Agents and the Lenders projected balance sheets, income statements and statements of cash flow prepared on a monthly basis for the 2001, 2002 and 2003 Fiscal Years of the Company and such projections were believed at the time furnished to be reasonable, have been prepared on a reasonable basis and in good faith by the Company, and have been based on assumptions believed by the Company to be reasonable at the time made and upon the best information then reasonably available to the Company.

          (i)  Compliance with Law, Etc.  Neither the Company nor any other Loan
               -------------------------
Party is in violation of its charter or by-laws, any material law or any term of any agreement or instrument binding on or otherwise affecting it or any of its properties, except, in the case of any violation of any agreement or instrument, where such violation would not have a Material Adverse Effect.

          (j)  ERISA.  Schedule 6.01(j) hereto sets forth each Employee Plan and
               -----
Multiemployer Plan. Except as set forth on Schedule 6.01(j) hereto, (i) each Employee Plan is in substantial compliance with the applicable provisions of ERISA and the Internal Revenue Code, (ii) no Termination Event has occurred nor is reasonably expected to occur with respect to any Employee Plan, (iii) the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service and delivered to the Agents, is complete and correct in all material respects and fairly presents the funding status of such Employee Plan, and since the date of such report there has been no material adverse change in such funding status, (iv) no Employee Plan had an accumulated or waived funding deficiency or permitted decreases or has applied for an extension of any amortization period within the meaning of Section 412 of the Internal Revenue Code at any time during the previous 60 months, and (v) no Lien imposed under the Internal Revenue Code or ERISA exists or is likely to arise on account of any Employee Plan within the meaning of Section 412 of the Internal Revenue Code at any time during the previous 60 months, except as described in clauses (ii) and (iii) of paragraph 6.01(k) hereof. Except as set forth on
Schedule 6.01(j) hereto, neither the Company nor any other Loan Party nor any of their respective ERISA Affiliates have incurred any withdrawal liability under ERISA with respect to any Multiemployer Plan, and neither the Company nor any other Loan Party is aware of any facts indicating that the Company or any other Loan Party or any of their respective ERISA Affiliates may in the future incur any such withdrawal liability. Except as required by Section 4980B of the Internal Revenue Code, and except as set forth on Schedule 6.01(j) hereto, neither the Company nor any other Loan Party nor any of their respective ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of the Company or any other Loan Party or any of their respective ERISA Affiliates or coverage after a participant's termination of employment. Neither the Company nor any other Loan Party nor any of their respective ERISA Affiliates has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act ("WARN") or similar state law, which remains unpaid or unsatisfied.
      ----

          (k)  Taxes, Etc.  All Federal, state and local tax returns and other
               -----------
reports required by applicable law to be filed by the Company and each Loan Party have been filed, and, except as set forth on Schedule 6.01(k) hereto, all taxes, assessments and other governmental charges imposed upon the Company or any other Loan Party or any property of the Company or such other Loan Party and which have become due and payable on or prior to the date hereof have been paid, except (i) to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof, and (ii) for taxes, assessments or other charges in an amount of not more than $500,000 in the aggregate and the Liens, if any, securing such amounts.

          (l)  Regulation U.  Neither the Company nor any other Loan Party is or
               ------------
will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

          (m)  Nature of Business.  Neither the Company nor any other Loan Party
               ------------------
is engaged in any business other than the apparel business, excluding manufacturing but not excluding contracting for manufacture or the manufacture of samples.

          (n)  Adverse Agreements, Etc.  Neither the Company nor any other Loan
               ------------------------
Party nor any of their respective Subsidiaries is a party to any agreement or instrument, or subject to any charter or other corporate restriction or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority or regulatory body, which has or, to the best knowledge of the Company and the other Loan Parties, in the future is reasonably likely to result in, a Material Adverse Effect.

          (o)  Holding Company and Investment Company Acts.  Neither the Company
               -------------------------------------------
nor any other Loan Party is (i)a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" of or for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          (p)  Permits, Etc.  Each Loan Party has all permits, licenses,
               -------------
authorizations and approvals required for them lawfully to own and operate their business except where the failure to have such would not have a Material Adverse Effect.

          (q)  Title to Properties.  Each Loan Party has good and marketable
               -------------------
title to all of their properties and assets, free and clear of all Liens, and other types of preferential arrangements except for Permitted Liens.

          (r)  Full Disclosure.  No Loan Document or schedule or exhibit thereto
               ---------------
and no certificate, report, statement or other document or information furnished in writing by or on behalf of the Loan Parties to the Lenders in connection herewith or with the consummation of the transactions contemplated hereby, contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained herein or therein not misleading in any material respect. There is no fact reasonably likely to result in a Material

Adverse Effect which has not been set forth in a footnote included in the Financial Statements or a Schedule hereto.

          (s)  Operating Lease Obligations.  As of the date hereof, the Company
               ---------------------------
and the other Loan Parties do not have any obligations as lessee for the payment of rent for any real or personal property other than the Operating Lease Obligations set forth in Schedule 6.01(s) hereto.

          (t)  Environmental Matters.  (i)  The operations of the Loan Parties
               ---------------------
are in compliance with all Environmental Laws except where the failure to be in compliance would not have a Material Adverse Effect; (ii) there has been no Release at any of the properties owned or operated by any Loan Party or a predecessor in interest, or at any disposal or treatment facility which received Hazardous Materials generated by any Loan Party or any predecessor in interest except, in each case, where the Release would not have a Material Adverse Effect; (iii) no Environmental Actions have been asserted against any Loan Party or any predecessor in interest nor does any Loan Party have knowledge or notice of any threatened or pending Environmental Action against any Loan Party or any predecessor in interest which will have a Material Adverse Effect; and (iv) no Environmental Actions have been asserted against any facilities that may have received Hazardous Materials generated by any Loan Party or any predecessor in interest which will result in a Material Adverse Effect.

          (u)  Schedules.  All of the information which is required to be
               ---------
scheduled to this Agreement on the date hereof is set forth on the Schedules attached hereto, is correct and accurate in all material respects and does not omit to state any information material thereto.

          (v)  Insurance.  The Loan Parties keep their properties adequately
               ---------
insured and maintain (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workmen's compensation insurance in the amount required by applicable law, (iii) public liability insurance, which shall include product liability insurance, in the amount customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by them, and (iv) such other insurance as may be required by law.

          (w)  Use of Proceeds.  The proceeds of the Loans shall be used to
               ---------------
refinance existing Indebtedness of the Company and its Subsidiaries, for general working capital and corporate purposes and to make intercompany loans and advances permitted by Sections 7.02(b) and 7.02(f) hereof, provided that (i) proceeds of Loans in an amount up to $20,000,000 may be used to make the Jeri-Jo Earn Out Payment, provided that the Jeri-Jo Earn Out L/C is returned for cancellation substantially contemporaneously with the use of such proceeds to make the Jeri-Jo Earn Out Payment and (ii) the proceeds of all A Revolving Credit Loans will be loaned or advanced to one or more of the Subsidiary Borrowers for their working capital and general corporate purposes. The Letters of Credit will be used to finance the purchase by the Subsidiary Borrowers of Inventory and for other general working capital purposes, provided that no Letters of Credit, other than the Jeri-Jo Earn Out L/C, may be used in connection with the Jeri-Jo Earn Out Payment.

          (x)  Security Interests.  The Security Documents create in favor of
               ------------------
the Collateral Agent, for the benefit of the Lenders, a legal, valid and (upon the filing of UCC-1 financing statements described in Section 5.01(d)(v)) perfected first priority (except as permitted by Section 7.02(a) hereof) security interest in the Collateral.

          (y)  Tradenames.  Schedule 6.01(y) hereto sets forth a complete and
               ----------
accurate list as of the Effective Date of all tradenames used by the Company and its Subsidiaries.

          (z)  Solvency.  After giving effect to the transactions contemplated
               --------
or required to occur by the terms of this Agreement, each Loan Party is, individually and together with its Subsidiaries, Solvent.

          (aa) Material Contracts.  Set forth on Schedule 6.01(aa) hereto is a
               ------------------
complete and accurate list as of the Effective Date of all Material Contracts of the Company and its Subsidiaries, showing the parties thereto and amendments and modifications thereto. As of the date hereof, each such Material Contract (i) is in full force and effect and is binding upon and enforceable against each Loan Party that is a party thereto and, to the best of such Loan Party's knowledge, all other parties thereto in accordance with its terms, (ii) has not been otherwise amended or modified, and (iii) there exists no default under any Material Contract by any Loan Party thereto or, to the Loan Parties' knowledge, any other party thereto which default gives the non-defaulting party the right to terminate such Material Contract.

          (bb) Jeri-Jo Purchase Documents.  As of the Effective Date, the Loan
               --------------------------
Parties are not in default on any of their obligations under any Jeri-Jo Purchase Document, and, to the best knowledge of the Loan Parties, neither any Seller nor any other party to any Jeri-Jo Purchase Document is in default thereunder.

                                  ARTICLE VII

                           COVENANTS OF THE BORROWER

     Section 7.01 Affirmative Covenants.  So long as any principal of or
                  ---------------------
interest on the Loans or the Reimbursement Obligations or any other Letter of Credit Obligations (whether or not due) shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrowers will unless the Required Lenders shall otherwise consent in writing:

          (a)  Reporting Requirements.  Furnish to the Lenders (except in the
               ----------------------
case of clause (v)(C) below, which shall be furnished to the Agents):

               (i) as soon as available and in any event within 50 days after the end of each Fiscal Quarter of the Company, consolidated and consolidating balance sheets and consolidated and consolidating statements of income and consolidated statements of retained earnings and cash flow of the Company and its Consolidated Subsidiaries, in each case as at the end of such Fiscal Quarter; and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding date or period of the immediately preceding Fiscal Year, all in reasonable detail and certified by the chief financial officer of the Company as fairly presenting, in all material respects, the financial position of the Company and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the results of operations and changes in financial position of the Company and its Consolidated Subsidiaries for such Fiscal Quarter, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Lender, subject to year end adjustments and the absence of footnotes;

               (ii) as soon as available, and in any event within 105 days after the end of each Fiscal Year of the Company, consolidated and consolidating balance sheets and consolidated and consolidating statements of income and consolidated statements of retained earnings and cash flow of the Company and its Consolidated Subsidiaries, in each case as at the end of such Fiscal Year, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, and with respect to the consolidated financial statements accompanied by a report and an unqualified opinion, prepared in accordance with generally accepted auditing standards, of Ernst & Young LLP or other independent certified public accountants of recognized standing selected by the Company and reasonably satisfactory to the Agents, together with a written statement of such accountants (1) to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained any knowledge of the existence of an Event of Default or a Default under Sections 7.02(f)(vi), 7.02(h), 7.02(i)(iii) or 7.02(p) hereof and (2) if such accountants shall have obtained any knowledge of the existence of an Event of Default or such Default, describing the nature thereof;

               (iii) as soon as available and in any event within 30 days of the end of each Fiscal Month (except the last Fiscal Month of each Fiscal Year, in which case, within 45 days), internally prepared consolidated balance sheets and consolidated statements of income for such Fiscal Month of the Company and its Consolidated Subsidiaries and balance sheets and statements of income prepared on a stand alone basis for the Company and its Subsidiaries for such Fiscal Month, in each case for the period from the beginning of such Fiscal Year to the end of such Fiscal Month all in reasonable detail and certified by the chief financial officer of the Company as fairly presenting, in all material respects, the financial position of the Company and its Consolidated Subsidiaries as of the end of such Fiscal Month and the results of operations of the Company and its Consolidated Subsidiaries for such Fiscal Month, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Lenders, subject to quarterly and year end adjustments and the absence of footnotes;

               (iv) simultaneously with the delivery of the financial statements required by clauses (i), (ii) and (iii) of this Section 7.01(a), a certificate of the chief financial officer of the Company, stating (a) that such officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under such officer's supervision a review of the condition and operations of the Company and its Subsidiaries during the period covered by such financial statements with a view to determining whether the Company and its Subsidiaries were in compliance with all of the provisions of such Loan Documents at the times such compliance is required by the Loan Documents, and that such review has not disclosed, and such officer has no knowledge of, the existence during such period of an Event of Default or Default or, if an Event of Default or such Default existed, describing the nature and period of existence thereof and the action which the Company and its Subsidiaries propose to take or took with respect thereto and (b) a schedule showing the calculations specified in Section 7.02(p) of this Agreement if such financial covenants are applicable for such period;

                    (v) (A) within 30 days after the end of each Fiscal Month (except the last Fiscal Month of each Fiscal Year, in which case, within 45 days), a schedule, in form and substance reasonably satisfactory to the Collateral Agent, current as of the close of business on the last day of such Fiscal Month, certified by the chief financial officer of each Borrower, containing a breakdown of each Borrower's Inventory by amount and valued at cost (which shall include dollar valuation by location) and warehouse and production facility location and shall include a breakdown of all Prior Season Inventory, appropriately completed with information reasonably satisfactory to the Collateral Agent, incorporating all appropriate month-end adjustments and current as of the close of business on the last day of such Fiscal Month immediately prior to such date, and (B) within 30 days after the end of each Fiscal Month (except the last Fiscal Month of each Fiscal Year, in which case, within 45 days), a Borrowing Base Certificate, in the form of Exhibit J hereto, current as of the close of business on the last day of such Fiscal Month setting forth the calculation of the Borrowing Base (utilizing the Accounts Receivable at the end of such Fiscal Month and the Inventory set forth in the report delivered pursuant to clause (A) above at such time including in-transit Inventory) and Availability for each Borrower on an individual and combined basis, and supported by schedules showing the derivation thereof and containing such detail and such other information as the Collateral Agent may reasonably request from time to time provided that (1) the Borrowing Base and the Availability set forth in the Borrowing Base Certificate shall be effective from and including the date such Borrowing Base Certificate is duly received by the Collateral Agent to but not including the date on which a subsequent Borrowing Base Certificate is duly received by the Collateral Agent, unless the Collateral Agent disputes the eligibility of any asset for inclusion in the calculation of the Borrowing Base or the valuation thereof by notice of such dispute to the appropriate Borrower and (2) in the event of any dispute about the eligibility of any asset for inclusion in the calculation of the Borrowing Base or the valuation thereof, the Collateral Agent's good faith judgment shall control;

                    (vi) within 30 days of the end of each Fiscal Year, financial projections (including projected income statements, balance sheets and schedules of cash receipts and cash disbursements, all projected on a monthly basis for the succeeding Fiscal Year and on an annual basis for each Fiscal Year thereafter until the Final Maturity Date and in each case prepared on a consolidated and stand alone basis), in form and substance reasonably satisfactory to the Agents; all such financial projections shall be reasonable, shall be prepared on a reasonable basis and in good faith, and shall be based on assumptions believed by the Company to be reasonable at the time made and from the best information then available to the Company;

                    (vii) promptly upon their becoming available, a copy of (A) all consultants' reports, investment bankers' reports, accountants' management letters, business plans and similar documents, (B) all reports, financial statements or other information delivered by the Company or any other Loan Party to its shareholders generally, (C) all reports, proxy statements, financial statements and other information filed with the Securities and Exchange Commission or generally distributed by the Company or any other Loan Party to its creditors or the financial community in general, and (D) any audit or other reports submitted to the Company or any other Loan Party by independent accountants in connection with any annual, interim or special audit;

                    (viii) promptly after submission to any Government Authority all documents and information furnished to such Government Authority in connection with any investigation of any Loan Party other than routine inquiries by such Governmental Authority and, except as requested by the Agents, other than in connection with tax audits by Governmental Authorities;

                    (ix) as soon as possible, and in any event within five days after the occurrence of an Event of Default, Default or a Material Adverse Effect, the written statement of the chief executive officer or the chief financial officer of each Borrower, setting forth the details of such Event of Default, Default or Material Adverse Effect and the action which the Company and its Subsidiaries propose to take with respect thereto;

                    (x) (A) as soon as possible and in any event (1) within 30 days after the Borrowers, the Guarantors or any of their respective ERISA Affiliates knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Employee Plan has occurred, (2) within 10 Business Days after the Borrowers, the Guarantors or any of their respective ERISA Affiliates knows or has reason to know that any other Termination Event with respect to any Employee Plan has occurred, or (3) within 10 Business Days after any of the Borrowers, any of the Guarantors or any of their respective ERISA Affiliates knows or has reason to know that an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including installment payments) or an extension of any amortization period under Section 412 of the Internal Revenue Code with respect to an Employee Plan, a statement of the chief financial officer of the Company setting forth the details of such occurrence and the action, if any, which the Borrowers, the Guarantors or any of their respective ERISA Affiliates proposes to take with respect thereto, (B) promptly and in any event within two Business Days after receipt thereof by the Borrowers, the Guarantors or any of their respective ERISA Affiliates from the Pension Benefit Guaranty Corporation, copies of the notice received by the Borrowers, the Guarantors or any of their respective ERISA Affiliates of the Pension Benefit Guaranty Corporation's intention to terminate any Plan or to have a trustee appointed to administer any Plan, (C) promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Employee Plan and Multiemployer Plan, (D) promptly and in any event within 10 Business Days after receipt thereof by the Borrowers, the Guarantors or any of their respective ERISA Affiliates from a sponsor of a Multiemployer Plan or from the Pension Benefit Guaranty Corporation, a copy of the notice received by the Borrowers, the Guarantors or any of their respective ERISA Affiliates concerning the imposition or amount of withdrawal liability under Section 4202 of ERISA or indicating that such Multiemployer Plan may enter reorganization status under
Section 4241 of ERISA, and (E) promptly and in any event within 10 Business Days after any of the Borrowers, any of the Guarantors or any of their respective ERISA Affiliates sends notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by the Borrowers, the Guarantors or any of their respective ERISA Affiliates;

                    (xi) as soon as available and in any event within 5 days after receipt or delivery thereof, copies of any material notices or statements that any Loan Party receives or sends in connection with the Indenture, the Existing Jeri-Jo Subordinated Notes or the Additional Subordinated Notes;

                    (xii) promptly after the commencement thereof but in any event not later than five days after service of process with respect thereto on, or the obtaining of knowledge thereof by, the Company or any other Loan Party, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which would have a Material Adverse Effect; and

                    (xiii) promptly upon request, such other information concerning the condition or operations, financial or otherwise, of the Company or any other Loan Party that the Agents from time to time may reasonably request.

               (b)  Guaranties, Etc. Cause each of their respective Subsidiaries
                    ----------------
not existing on the Effective Date to execute and deliver to the Collateral Agent promptly, and in any event within 15 days after the formation or acquisition thereof (i) a guaranty, substantially in the form of Exhibit B-1 hereto, guaranteeing the Obligations, and (ii) a security agreement, substantially in the form of Exhibit C-2 hereto, securing such guaranty, and, in connection with each such delivery, cause to be delivered to the Collateral Agent, in form and substance reasonably satisfactory to the Collateral Agent, a written opinion of counsel as to such matters relating thereto as the Collateral Agent may reasonably request, together with such other agreements, instruments, approvals or other documents as the Collateral Agent may reasonably request. In addition, within 15 days after the formation or acquisition of any Subsidiary not existing on the Effective Date, the parent of such Subsidiary shall pledge all of the Capital Stock of such Subsidiary to the Collateral Agent pursuant to the terms of the Pledge Agreement to which such parent is a party.

               (c)  Compliance with Laws, Etc. Comply, and cause each of their
                    --------------------------
respective Subsidiaries to comply, with all applicable material laws, rules, regulations and orders (including, without limitation, ERISA and Environmental
Laws), such compliance to include, without limitation, (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and
(ii) paying all lawful claims arising under such laws which if unpaid might become a Lien upon any of its properties, except (A) to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof and (B) taxes, assessments or other claims in an amount of not more than $500,000 in the aggregate and the Liens, if any, securing such amounts.

               (d)  Preservation of Existence, Etc.  Maintain and preserve, and
                    -------------------------------
cause each of their Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by them or in which the transaction of their business makes such qualification necessary, except where the failure to preserve its rights and privileges and to qualify and be in good standing would not have a Material Adverse Effect.

          (e) Keeping of Records and Books of Account.  Keep, and cause each of
              ---------------------------------------
their Subsidiaries to keep, adequate records and books of account, with complete entries made in accordance with GAAP.

          (f) Inspection Rights.  Permit, and cause each of their Subsidiaries
              -----------------
to permit, the Agents, or any agents or representatives thereof at any time and from time to time upon reasonable notice to the Company, during normal business hours to examine and make copies of and abstracts from their records and books of account, to visit and inspect their properties, to conduct audits, physical counts, valuations or examinations and to discuss their affairs, finances and accounts with any of the directors, officers, managerial employees, independent accountants or other representatives thereof, provided that (i) the foregoing shall be in a manner so as to not unduly disrupt the business of the Borrowers and (ii) such notice shall not be required if an Event of Default has occurred and is continuing.

          (g) Maintenance of Properties, Etc.  Maintain and preserve, and cause
              -------------------------------
each of their Subsidiaries to maintain and preserve, all of their properties which are necessary or useful in the proper conduct of their business in good working order and condition, ordinary wear and tear and damage due to casualty excepted. Except where the failure to comply would not have a Material Adverse Effect, comply, and cause each of their Subsidiaries to comply, at all times with the provisions of all leases to which each of them is a party as lessee or under which each of them occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

          (h) Maintenance of Insurance.  Maintain for the Company and its
              ------------------------
Subsidiaries, with responsible and reputable insurance companies or associations insurance (including, without limitation, comprehensive general liability and property and casualty insurance) with respect to their properties and business, in such amounts and covering such risks, as is required by any Governmental Authority or other regulatory body having jurisdiction with respect thereto and as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

          (i) Environmental.  Cause each Loan Party to (i) keep any property
              -------------
either owned or operated by it free of any Liens arising under any Environmental Laws; (ii) comply with Environmental Laws except where the failure to comply would not have a Material Adverse Effect and provide to the Agents documentation of such compliance which the Agents reasonably request; (iii) promptly notify the Agents of any Release of a Hazardous Material in excess of any reportable quantity and take any Remedial Actions required by Governmental Authorities to abate said Release; and (iv) promptly provide the Agents with written notice within ten (10) days of the receipt of any Environmental Action or notice that an Environmental Action will be filed against either of the Borrowers.

          (j) Further Assurances.  Shall, and shall cause each Subsidiary to,
              ------------------
do, execute, acknowledge and deliver, at the sole cost and expense of the Borrowers all such further acts, deeds, conveyances, mortgages, assignments, estoppel certificates, financing statements, notices of assignment, transfers and assurances as the Agents may reasonably require from time to time in order to (i) carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) subject to valid and perfected first priority Liens, all the Collateral,

(iii) perfect and maintain the validity, effectiveness and priority of any of the Loan Documents and the Liens intended to be created thereby, and (iv) better assure, convey, grant, assign, transfer and confirm unto the Agents, the Lenders and the L/C Issuer the rights now or hereafter intended to be granted to the Agents, the Lenders and the L/C Issuer under this Agreement, any Loan Document or any other instrument under which the Borrowers, the Guarantors or any of their respective Subsidiaries may be or may hereafter become bound for carrying out the intention or facilitating the performance of the terms of the Agreement.

          (k) Key Man Life Insurance.  Maintain at all times such key man or
              ----------------------
other life insurance policies on the lives of Peter Boneparth, Howard Zwilling and Susan Schneider or their successors for so long as such individuals or their successors are employed by the Company or any Borrower from a responsible and reputable life insurance company each in an amount of not less than $3,000,000, $1,500,000 and $1,500,000, respectively, together with an assignment of such life insurance policies to the Collateral Agent for the benefit of the Lenders.

          (l) Landlords Waivers; No-offset Letters.  Use their best efforts to
              ------------------------------------
furnish to the Collateral Agent within sixty (60) days of the Effective Date (or within forty-five (45) days of the Effective Date for the premises of Apparel Holdings located at Goose Creek, South Carolina) or the first date on which a Borrower maintains Inventory on leased premises, the location of a contractor, processor or supplier or a warehouse (i) landlord waivers in form and substance reasonably satisfactory to the Collateral Agent from each of the Borrowers' domestic landlords, (ii) no-offset letters in form and substance reasonably satisfactory to the Collateral Agent from each of the Borrowers' domestic contractors, processors and suppliers that may from time to time have possession of the Inventory with a value in excess of $1 million, and (iii) warehouse letters in form and substance reasonably satisfactory to the Collateral Agent from the owner of each of the domestic warehouses that may from time to time have possession of Inventory.

          (m) Real Estate.  If at any time any Loan Party or any of its
              -----------
Subsidiaries acquires any fee interest in real property, such Loan Party shall promptly execute, deliver and record, or cause such Subsidiary to execute, deliver and record, a first priority mortgage and/or deed of trust in favor of the Collateral Agent covering such real property interest, in form and substance reasonably satisfactory to the Collateral Agent, and provide the Collateral Agent with a title insurance policy covering such real property interest in an amount reasonably acceptable to the Collateral Agent, a current ALTA survey thereof, a surveyor's certificate, a satisfactory legal description of such property and an opinion from special counsel to such Loan Party, each in form and substance reasonably satisfactory to the Collateral Agent and as to such matters as the Collateral Agent may reasonably request together with a report of title on forms of and issued by a title company reasonably satisfactory to the Collateral Agent ("Title Company"), subject to such exceptions as are reasonably
                   -------------
satisfactory to the Collateral Agent, and, to the extent necessary under applicable law, Uniform Commercial Code financing statements covering fixtures, in each case appropriately completed and duly executed, for filing in the appropriate county land office and evidence that such Loan Party shall have paid to the Title Company all expenses of the Title Company in connection with the issuance of such reports and in addition shall have paid to the Title Company an amount equal to the recording and stamp taxes (including mortgage recording taxes), if any, payable in connection with recording such mortgages in the appropriate county land offices, each in form and substance reasonably satisfactory to the Collateral Agent.

          (n) Change in Collateral; Collateral Records.  Give the Collateral
              ----------------------------------------
Agent not less than thirty (30) days' prior written notice of any change in the domestic location of any Collateral, other than to locations at which the Collateral Agent has filed financing statements and otherwise fully perfected its Liens thereon, except for (i) in-transit Inventory and (ii) new locations of Inventory in the possession of domestic third-party contractors, processors or suppliers where the value of such Inventory does not exceed $1,000,000 for all such locations, provided that, in the case of clause (ii), the Borrower owning such Inventory (A) provides the Collateral Agent with prompt written notice of such new location, not more than five (5) Business Days after the first date on which Inventory is located at such new location, and (B) takes all action reasonably requested by the Collateral Agent to grant to the Collateral Agent a perfected first priority Lien on such Inventory. The Borrowers shall also advise the Collateral Agent promptly, in reasonable detail, of any material adverse change relating to the value of or the Lien granted on the Collateral. The Borrowers agree to execute and deliver to the Collateral Agent for the benefit of the Lenders from time to time, solely for the Collateral Agent's convenience in maintaining a record of Collateral, such written statements and schedules as the Collateral Agent may reasonably require, designating, identifying or describing the Collateral. The Borrowers' failure, however, to promptly give the Collateral Agent such statements or schedules shall not effect, diminish or modify or otherwise limit the Collateral Agent's security interest in the Collateral.

          (o) Borrowing Base.  Maintain (i) all Loans and Letter of Credit
              --------------
Obligations of each Borrower in compliance with the then current Borrowing Base of each such Borrower on an individual basis and (ii) all Loans and Letter of Credit Obligations in compliance with the then current Borrowing Base on a combined basis.

          (p) Intellectual Property Appraisals.  Furnish to the Lenders within
              --------------------------------
ninety (90) days of the Effective Date, appraisals, at the sole cost and expense of the Borrowers, reasonably satisfactory to the Agents, of all trademarks owned by any Loan Party, such appraisals to be performed by an appraisal firm acceptable to the Agents using methods acceptable to the Agents.

          (q) Post Office Box.  In the case of Jeri-Jo, maintain the Post Office
              ---------------
Box and give the Administrative Agent at least thirty (30) days prior written notice of the change in location of such Post Office Box. Jeri-Jo shall irrevocably instruct all of its Account Debtors to remit all payments to be made by checks or other drafts to the Post Office Box. Until the Administrative Agent has advised Jeri-Jo to the contrary after the occurrence and during the continuance of an Event of Default, Jeri-Jo may and will enforce, collect and receive all amounts owing on its Account Receivable and all other proceeds from the sale of Inventory for the Administrative Agent's benefit and on the Agent's behalf, but at Jeri-Jo's expense; such privilege shall terminate, at the election of the Administrative Agent, upon the occurrence and during the continuance of any Event of Default. All checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness received in the Post Office Box or by Jeri-Jo from any Account Debtor, as proceeds from Accounts Receivable of Jeri-Jo and all other proceeds from the sale of Inventory, shall be held by Jeri-Jo in trust for the Administrative Agent. Jeri-Jo shall not commingle such collections with its own funds or the funds of any other Borrower, Subsidiary or Affiliate.

               (r) Depository Account.  (i) Cause all cash, all proceeds from
                   ------------------
Accounts Receivable of Jeri-Jo (whether received at the Post Office Box or otherwise) and all other proceeds from the sale of Inventory, to be deposited into the Depository Account in the ordinary course of business of Jeri-Jo consistent with past practice but in any event not less than once each Business Day, (ii) instruct the Administrative Agent to cause all funds in the Depository Account to be transferred to the Payment Office each Business Day, (iii) instruct the Administrative Agent to cause all funds transferred to the Payment Office to be credited to the Loan Account and applied to reduce the Obligations outstanding from time to time, and (iv) take all such reasonable actions as the Administrative Agent deems necessary or advisable to send all proceeds from Accounts Receivable of Jeri-Jo and all other proceeds from the sale of Inventory, to the Payment Office to be credited to the Loan Account and applied to the Obligations.

     Section  7.02 Negative Covenants. So long as any principal of or interest
                   ------------------
on the Loans or any Letter of Credit Obligations (whether or not due) shall remain unpaid or any Lender shall have any Commitment hereunder, the Company and the Borrowers will not without the prior written consent of the Required
Lenders:

               (a) Liens, Etc.  Create or suffer to exist, or permit any of
                   -----------
their Subsidiaries to create or suffer to exist, any Lien upon or with respect to any of their properties, rights or other assets, whether now owned or hereafter acquired, or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any right to receive income, other than the following ("Permitted Liens"):
                     ---------------

                   (i)    Liens created pursuant to the Loan Documents;

                   (ii)   Liens existing on the date hereof, as set forth in
Schedule 7.02(a)(ii) hereto, and the renewal and replacement of such Liens, provided that any such renewal or replacement Lien shall be limited to the property or assets covered by the Lien renewed or replaced and the Indebtedness secured by any such renewal or replacement Lien shall be in an amount not greater than the amount of Indebtedness secured by the Lien renewed or replaced;

                   (iii) Liens for taxes, assessments or governmental charges or levies to the extent that the payment thereof shall not be required by
Section 7.01(c) hereof;

                   (iv) Liens created by operation of law or leases (other than Liens created under Environmental Laws), such as landlords' liens, materialmen's liens, mechanics' liens and other similar Liens, arising in the ordinary course of business and securing claims the payment of which shall not be required by Section 7.01(c) hereof;

                   (v) deposits, pledges or Liens (other than Liens arising under ERISA or the Internal Revenue Code) securing (A) obligations incurred in respect of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, (B) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations, or (C) obligations on surety or appeal bonds, but only to the extent such deposits, pledges or Liens are incurred or otherwise arise in the ordinary course of business and secure obligations which are not past due;

                    (vi) easements, rights-of-way, zoning and similar restrictions and other similar charges and encumbrances on the use of real property and minor irregularities in the title thereto which do not (A) secure obligations for the payment of money, or (B) materially impair the value of such property or materially impair the use thereof by the Borrowers, the Guarantors or any of their Subsidiaries in the normal conduct of such Person's business;

                    (vii)   Liens created under the Factoring Agreements;

                    (viii) purchase money liens on or purchase money security interests in equipment acquired or held in the ordinary course of business of the Borrowers, the Guarantors and their Subsidiaries securing Indebtedness not exceeding in any Fiscal Year of the Company the aggregate principal amount of $1,000,000 for the Borrowers, the Guarantors and their Subsidiaries;

                    (ix)    Liens securing Capitalized Leases permitted by
Section 7.02(g); and

                    (x) Liens in favor of the Sellers on the Capital Stock of Jeri-Jo securing the Jeri-Jo Earn Out Payment.

               (b)  Indebtedness.  Create, incur or suffer to exist, or permit
                    ------------
any of their Subsidiaries to create, incur or suffer to exist, any Indebtedness, other than:

                    (i) Indebtedness created hereunder or under the Notes or any Letter of Credit;

                    (ii) Indebtedness existing on the date hereof, as set forth in Schedule 7.02(b)(ii) hereto, and any extensions of maturity, refinancing or modification of the terms thereof, provided that such extension, refinancing or modification (A) is pursuant to terms that are not less favorable to the Borrowers or the Guarantors than the terms of the Indebtedness being extended, refinanced or modified, (B) after giving effect to the extension, refinancing or modification, such Indebtedness is not greater than the amount of the Indebtedness outstanding immediately prior to such extension, refinancing or modification, and (C) the extension, refinancing or modification does not change the Persons liable for such Indebtedness;

                    (iii) intercompany Indebtedness permitted by Section 7.02(f)(iii) owing to a Borrower by any other Borrower, provided that (A) the repayment of such Indebtedness shall be subordinated to the payment of the Obligations, pursuant to the terms of and evidenced by one or more promissory notes, substantially in the form of Exhibits L-1, L-2, L-3 or L-4 hereto, as applicable, and (B) such notes shall be pledged to the Collateral Agent for the benefit of the Lenders;

                    (iv)   Indebtedness permitted by subsection (c) of this
Section 7.02;

                    (v)    Indebtedness secured by Liens permitted by clause
(viii) of subsection (a) of this Section 7.02;

                    (vi) Indebtedness under the Hedging Agreements or currency swaps;

                    (vii)  Indebtedness under Capitalized Leases permitted by
Section 7.02(g);

                    (viii) [intentionally omitted];

                    (ix)   intercompany Indebtedness of the Company permitted by
Section 7.02(f)(viii) hereof;

                    (x) Indebtedness evidenced by the Company Notes or the Indenture;

                    (xi) Unsecured Indebtedness consisting of (A) the Existing Jeri-Jo Subordinated Notes and (B) (x) to the extent that it constitutes Indebtedness, the obligation of the Company and Jeri-Jo with respect to the Jeri-Jo Earn Out Payment or (y) the Additional Subordinated Notes; and

                    (xii) Indebtedness, in addition to the Indebtedness set forth in clauses (i) through (xi) of this Section 7.02(b), in an aggregate principal amount not in excess of $2,000,000 at any time outstanding.

               (c)  Guaranties, Etc.  Assume, guarantee, indorse or otherwise
                    ----------------
become directly or contingently liable (including, without limitation, liable by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss), in connection with any Indebtedness of any other Person, other than:

                    (i) guaranties in favor of the Agents and the Lenders under the Loan Documents;

                    (ii) guaranties by indorsement of negotiable instruments for deposit or collection in the ordinary course of business;

                    (iii) guaranties existing on the date hereof, as set forth in Schedule 7.02(c)(iii) hereto, but not any renewal or other modification thereof provided that, if the Indebtedness guaranteed by such guaranty is renewed, modified or extended pursuant to the terms of this Agreement, such guaranty may be renewed or modified on terms no less favorable to the Borrowers or the Guarantors than the guaranty being renewed or modified;

                    (iv) advances or guaranties incurred in the ordinary course of a Borrower's business, in an aggregate amount not to exceed (A) $500,000 at any time outstanding to or in favor of domestic contractors, processors or agents and (B) $3,500,000 at any time outstanding to or in favor of foreign contractors, processors or agents;

                    (v) guaranties by the Company of Jeri-Jo's obligations under the Jeri-Jo Purchase Agreement and the Warehouse Lease (as defined in the Jeri-Jo Purchase Agreement) and guaranties by the Borrowers of another Borrower's or Guarantor's obligations under leases entered into in the ordinary course of business and otherwise permitted by Section 7.02(g) hereof; and

                    (vi) guaranties by the Borrowers and any present or future Subsidiaries of the Company, of the Company's obligations under the Company Notes.

                (d) Merger, Consolidation, Sale of Assets, Etc.
                    -------------------------------------------

                    (i) Merge or consolidate with any Person, or permit any of their Subsidiaries to merge or consolidate with, any Person; provided,
                                                                --------
however, that any Loan Party (other than the Borrowers) including any Subsidiary
-------
of a Loan Party formed or acquired after the Effective Date, may be merged into a Guarantor (other than the Borrowers) or another such Subsidiary, or may consolidate with another such Subsidiary, so long as (x) the Company gives the Administrative Agent at least 60 days' prior written notice of such merger or consolidation and (y) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transactions.

                    (ii) Sell, assign, lease or otherwise transfer or dispose of, or permit any of its Subsidiaries to sell, assign, lease or otherwise transfer or dispose of, whether in one transaction or in a series of related transactions, any of its properties, rights or other assets whether now owned or hereafter acquired to any Person, provided that (A) the Subsidiary Borrowers and their Subsidiaries may sell Inventory in the ordinary course of business, (B) the Company and its Subsidiaries may dispose of obsolete or worn-out property in the ordinary course of business, (C) the Loan Parties may sell or otherwise dispose of assets, other than Inventory, for fair market value, provided that the aggregate Net Proceeds of such dispositions do not exceed $500,000 in any Fiscal Year, (D) the Subsidiary Borrowers may sell Accounts Receivable to the Factor pursuant to the Factoring Agreements, (E) the Company and its Subsidiaries may enter into licensing agreements as a licensor, and (F) the Borrowers may transfer all of their right, title and interest in the registered trademarks that they own to Apparel Holdings.

                (e) Nature of Business.  Engage in, or permit any of their
                    ------------------
Subsidiaries to engage in, any business other than the apparel business, excluding manufacturing but not excluding contracting for manufacture or the manufacture of samples.

                (f) Investments, Etc.  Make, or permit any of its Subsidiaries
                    -----------------
to make, any loan or advance to any Person or purchase, hold or otherwise acquire, or permit any of its Subsidiaries to purchase, hold or otherwise acquire, any Capital Stock, other securities, properties, assets or obligations of, or any interest in, any Person, other than:

                    (i)    Permitted Investments;

                    (ii) investments in Subsidiaries existing on the date hereof and other investments and loans existing on the date hereof, in each case existing on the date hereof as set forth in Schedule 7.02(f)(ii) hereto;

                    (iii) loans or advances made by a Borrower to any Subsidiary Borrower, provided that (A) the repayment of all such loans and advances is subordinated to the payment of the Obligations pursuant to the terms of and evidenced by one or more promissory notes substantially in the form of Exhibits L-1, L-2, L-3 or L-4 hereto, as applicable, and (B) such notes shall be pledged to the Collateral Agent for the benefit of the Lenders;

                    (iv) loans or advances to employees in the ordinary course in an aggregate amount not to exceed $100,000 at any time outstanding;

                    (v) loans, advances and guaranties permitted by Sections 7.02(c)(iv) and (vi);

                    (vi) investments in the Capital Stock of the Company permitted by Section 7.02(i)(iii);

                    (vii)  [intentionally omitted];

                    (viii) loans or advances by any Subsidiary Borrower to the Company in the ordinary course of business for the purpose of (A) the payment of taxes due and owing by the Company, (B) paying all Obligations owing by the Company under this Agreement and the other Loan Documents, (C) paying principal, interest and expenses required to be paid pursuant to the terms of the Company Notes and the Indenture and the Existing Jeri-Jo Subordinated Notes and the Additional Subordinated Notes and/or to pay dividends on the Designated Capital Stock to the extent otherwise permitted by this Agreement, provided that, in the case of this subclause (C), no Event of Default shall have occurred and be continuing, or would result therefrom, and (D) the purchase of Capital Stock of the Company permitted by Section 7.02(i)(iii), provided that (A) the repayment of such Indebtedness shall be subordinated to the payment of the Obligations, pursuant to the terms of and evidenced by one or more promissory notes, substantially in the form of Exhibit L-4 hereto, as applicable, and (B) such notes shall be pledged to the Collateral Agent for the benefit of the Lenders;

                    (ix) acquisitions by any Loan Party of Capital Stock or assets provided that each of the following conditions has been satisfied and the chief executive officer of the Company shall provide the Lenders with a certificate stating that each of the following conditions has been satisfied together with any additional information that the Agents may reasonably request
(A) both before and after giving effect to such acquisition, no Default or Event of Default shall have occurred and be continuing, (B) the consideration paid by any Loan Party in connection with such acquisition shall be limited to the Capital Stock of the Company, (C) the entity or assets acquired in such acquisition shall be in a line of business permitted by Section 7.02(e) hereof,
(D) the entity or assets acquired shall not require financing in addition to that provided by this Agreement, (E) the independent directors of the Company's board of directors and, in the case of an acquisition of stock of a publicly traded company, the board of directors of the entity being acquired shall approve such acquisition, (F) the Company shall obtain and deliver to the Lenders a fairness opinion with respect to the acquisition from an independent investment banking firm reasonably acceptable to the Agents, and (G) in the case of the acquisition of stock, the new Subsidiary shall comply with the provisions of Section 7.01(b) hereof and, in the case of the acquisition of stock or assets, the Loan Parties shall take all action reasonably requested by the Collateral Agent to grant to the Collateral Agent a perfected first priority Lien on all Capital Stock and assets acquired;

                    (x) purchases of inventory and supplies by any Borrower in the ordinary course of business; and

                    (xi) other loans, advances or investments in an aggregate amount not to exceed $2,000,000.

               (g)  Lease Obligations.  Create, incur or suffer to exist, or
                    -----------------
permit any of their Subsidiaries to create, incur or suffer to exist, any obligations as lessee (i) for the payment of rent for any real or personal property in connection with any sale and leaseback transaction, or (ii) for the payment of rent for any real or personal property under leases or agreements to lease other than (A) obligations under Capitalized Leases (other than the existing Capitalized Leases set forth on Schedule 7.02(g) hereto) which would not cause the aggregate amount of all obligations under Capitalized Leases entered into after the Effective Date owing by the Loan Parties in any Fiscal Year to exceed the amounts set forth in subsection (h) of this Section 7.02, and
(B) Operating Lease Obligations which would not cause the aggregate amount of all Operating Lease Obligations owing by the Loan Parties in any Fiscal Year to exceed $8,000,000 or such greater amount as shall be approved by the Required Lenders.

               (h)  Capital Expenditures.  Make or be committed to make, or
                    --------------------
permit any of its Subsidiaries to make or be committed to make, any expenditure (by purchase or Capitalized Lease) for fixed or capital assets other than expenditures (including obligations under Capitalized Leases) which would not cause the aggregate amount of all such expenditures to exceed $8,000,000 for the Fiscal Years ending November 2000 and October 2001, and $5,000,000 for each Fiscal Year thereafter; provided that, if no Event of Default shall have occurred and be continuing, capital expenditures permitted during the Fiscal Year ended October 2001 and not used in such Fiscal Year may be carried forward to the succeeding Fiscal Year.

               (i)  Dividends, Stock Redemptions, Prepayments, Etc.  Declare or
                    -----------------------------------------------
pay any dividends, purchase or otherwise acquire for value any of its Capital Stock now or hereafter outstanding, return any capital to its stockholders as such, or make any other payment or distribution of assets to its stockholders as such, or purchase or otherwise acquire for value any stock of any Loan Party, or make any payment or prepayment of principal of, premium, if any, or interest on, or redeem, defease or otherwise retire, any Indebtedness of any Loan Party (other than Indebtedness under the Loan Documents) before its scheduled due date, or permit any of its Subsidiaries to do any of the foregoing; provided,
                                                                    --------
however, that so long as no Default or Event of Default shall have occurred and
-------
be continuing, or would result therefrom, (i) the Company may pay dividends in the form of Capital Stock, (ii) the Company and Jeri-Jo may make the Jeri-Jo Earn Out Payment, provided however that any draw on the Jeri-Jo Earn Out Letter of Credit shall not be prohibited by this Section, (iii) after the Initial Overadvance Period, the Company may repurchase shares of its Capital Stock and/or prepay, redeem, defease or otherwise retire Company Notes (in addition to the proceeds of the Designated Capital Stock), provided, that (A) the aggregate consideration paid for all such purchases, redemptions, defeasances and retirements does not exceed $1,000,000 in the aggregate in any calendar year, provided further that the aggregate consideration paid for all such purchases, redemptions, defeasances and retirements may be increased to the aggregate amount of $4,000,000 in any calendar year if, after giving effect to any such purchases, redemptions, defeasances and retirements, the ratio of Consolidated Funded Debt to Consolidated EBITDA for the immediately preceding four (4) Fiscal Quarters is less than 2.5 to 1.0, (iv) the Subsidiary Borrowers may pay dividends to the Company and the Company may pay the amounts necessary to (A) make the repurchase of its shares of Capital Stock to the extent permitted by clause (iii) above, (B) to pay taxes due and owing by the Company, and (C) to pay Obligations owing by the Company pursuant to this Agreement and the other Loan Documents, and (D) to pay interest and expenses required to be paid pursuant to the terms of the Company Notes and the Indenture and the Existing Jeri-Jo Subordinated Notes and the Additional Subordinated Notes and/or to pay dividends on the Designated Capital Stock, (v) the Company may pay, prepay, redeem, defease or otherwise retire the Existing Jeri-Jo Subordinated Notes, the Additional Subordinated Notes and the Company Notes to the extent permitted in
Section 7.02(r) hereof and (vi) any Subsidiaries of the Borrowers may pay dividends to the Subsidiary Borrowers.

                  (j) Sale of Notes, Etc.  Except pursuant to the Factoring
                      -------------------
Agreements and, in the absence of a continuing Event of Default, in the ordinary course of business, sell, discount or otherwise dispose of notes, Accounts Receivable or other obligations owing to a Loan Party or permit any of their Subsidiaries to do so.

                  (k) Compromise of Receivable; Other Obligations.
                      -------------------------------------------

                      (i) Compromise or adjust any of the Accounts Receivable (or extend the time for payment thereof) or grant any discounts, allowance or credits thereon or permit any of their Subsidiaries to do so, in each case other than (i) as permitted by the Factoring Agreements and (ii) in the absence of a continuing Event of Default, in the ordinary course of business.

                      (ii) Forgive or compromise any principal of or interest on, or amend, modify or waive, if the effect of such amendment, modification or waiver is to forgive or compromise any principal of or interest on, the non-negotiable limited recourse promissory notes described on Schedule 7.02(k)(ii) hereto or release any security for such notes (except, in connection with a sale of such notes, as provided in such notes or the pledge agreements related thereto as such notes and pledge agreements existed on the Effective Date).

                  (l) Federal Reserve Regulations.  Permit any Loan or the
                      ---------------------------
proceeds of any Loan under this Agreement to be used for any purpose which violates or is inconsistent with the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

                  (m) Transactions with Affiliates.  Enter into or be a party
                      ----------------------------
to, or permit any Subsidiary to enter into or be a party to any transaction with any Affiliate of the Company except (i) as otherwise expressly permitted in this Agreement, (ii) in the ordinary course of business in a manner and to an extent necessary or desirable for the prudent operation of its business for fair consideration and on terms no less favorable to the Company or such Subsidiary as are available from unaffiliated third parties, and (iii) for the employment, compensation or consulting arrangements described in Schedule 7.02(m) hereto and any renewals, extensions or modifications thereof on fair and reasonable terms necessary or desirable for the prudent operation of its business.

                  (n) Environmental.  The Loan Parties shall not allow the use,
                      -------------
handling, generation, storage, treatment, release or disposal of Hazardous Materials at any property owned or leased by the Loan Parties except in compliance with Environmental Laws so long as such use, handling, generation, storage, treatment, release or disposal of Hazardous Materials does not result in a Material Adverse Effect.

                  (o) Factoring Agreements.  Cause any voluntary termination by
                      --------------------
a Loan Party of any Factoring Agreement.

                  (p) Financial Covenants.
                      -------------------

                      (i)   Net Worth.  Permit Consolidated Net Worth of the
                            ---------
Company and its Consolidated Subsidiaries at the end of each Fiscal Quarter to be less than the Base Net Worth plus the sum of (i) 50% of net income (without any deductions for net losses) for all Fiscal Quarters ending after the Fiscal Quarter ended August 5, 2000 and (ii) 100% of the Net Proceeds from the sale or other issuance of any Capital Stock, in either case, calculated all on a cumulative basis for all Fiscal Quarters ending after August 5, 2000.

                      (ii)  Leverage Ratio.  Permit the ratio of Consolidated
                            --------------
Funded Debt to Consolidated EBITDA of the Company and its Consolidated Subsidiaries as of the end of the four (4) Fiscal Quarters ending on each Fiscal Quarter end set forth below to be greater than the amount set forth below opposite each such Fiscal Quarter end:

                                                    Maximum
                      Fiscal Quarter End        Leverage Ratio
                      ------------------        --------------

                      January 2001               4.00 to 1.0
                      April 2001                 3.70 to 1.0
                      July 2001                  3.70 to 1.0
                      October 2001               3.50 to 1.0
                      January 2002               3.25 to 1.0
                      April 2002                 3.25 to 1.0
                      July 2002                  3.10 to 1.0
                      October 2002               2.60 to 1.0
                      January 2003               2.60 to 1.0
                      April 2003                 2.40 to 1.0
                      July 2003                  2.40 to 1.0
                      October 2003               2.20 to 1.0

                      (iii) Fixed Charge Coverage Ratio.  Permit the ratio of
                            ---------------------------
Consolidated EBITDA of the Company and its Consolidated Subsidiaries to Consolidated Fixed Charges of the Company and its Consolidated Subsidiaries for the four (4) Fiscal Quarters ending on each Fiscal Quarter end set forth below to be less than the amount set forth below opposite each such Fiscal Quarter end:

                                                   Fixed Charge
                      Fiscal Quarter Ended         Coverage Ratio
                      --------------------         --------------
                      January 2001                   1.35 to 1.0
                      April 2001                     1.35 to 1.0
                      July 2001                      1.35 to 1.0
                      October 2001                   1.35 to 1.0
                      January 2002                   1.35 to 1.0
                      April 2002                     1.40 to 1.0
                      July 2002                      1.40 to 1.0
                      October 2002                   1.40 to 1.0
                      January 2003                   1.45 to 1.0
                      April 2003                     1.45 to 1.0
                      July 2003                      1.45 to 1.0
                      October 2003                   1.45 to 1.0

                      (iv) Cash Flow Ratio.  Permit the ratio of Consolidated
                           ---------------
EBIT of the Company and its Consolidated Subsidiaries to Consolidated Net Interest Expense of the Company and its Consolidated Subsidiaries for the four
(4) Fiscal Quarters ending on each Fiscal Quarter end set forth below be less than the amount set forth below opposite each such Fiscal Quarter end:

                                                   Minimum
                      Fiscal Quarter End       Cash Flow Ratio
                      ------------------       ---------------
                      January 2001               2.10 to 1.0
                      April 2001                 2.10 to 1.0
                      July 2001                  1.85 to 1.0
                      October 2001               1.85 to 1.0
                      January 2002               1.85 to 1.0
                      April 2002                 2.00 to 1.0
                      July 2002                  2.00 to 1.0
                      October 2002               2.20 to 1.0
                      January 2003               2.20 to 1.0
                      April 2003                 2.20 to 1.0
                      July 2003                  2.20 to 1.0
                      October 2003               2.20 to 1.0

                      (v) In the event that the Company issues the Additional Subordinated Notes in connection with the Jeri-Jo Earn Out, the Agents and the Company will negotiate in good faith to revise the Leverage Ratio contained in Section 7.02(p)(ii), the Fixed Charge Coverage Ratio contained in Section 7.02(p)(iii) and the Cash Flow Ratio contained in Section 7.02(p)(iv) on the same basis on which such financial covenants were calculated other than to give effect to the issuance of such Additional Subordinated Notes. For purposes of illustration, if Additional Jeri-Jo Subordinated Notes in a principal amount of $59,000,000 are issued by the Company, which is the maximum principal amount of Additional Jeri-Jo Subordinated Notes the Company is permitted to issue under this Agreement, the Leverage Ratio, the Fixed Charge Coverage Ratio and the Cash Flow Ratio will be revised as set forth in Schedule 7.02(p). In no event will the issuance of such Additional Subordinated Notes result in ratios that are more favorable to the Company than those contained in Schedule 7.02(p). Notwithstanding anything to the contrary contained herein, any revision to such financial covenants shall only require the approval of the Company and the Agents.

               (q)  Fiscal Periods.  Change the Fiscal Months, Fiscal Years and
                    --------------
Fiscal Quarters as set forth on Schedule 1.01B, except as otherwise agreed to in writing by the Agents.

               (r)  Amendment, Waiver or Prepayment of the Indenture and the
                    --------------------------------------------------------
Company Notes; the Existing Jeri-Jo Subordinated Notes and the Additional
-------------------------------------------------------------------------
Subordinated Notes. (i) Agree, or permit any of its Subsidiaries to agree, to
------------------
any amendment or other change to (or make any payment consistent with any amendment or other change to), or waive any of its rights under, the Indenture or the Company Notes or refinance any of the Company Notes, provided that the Borrowers or any of their Subsidiaries may agree to any amendment or other change (A) to cure any ambiguity, defect or inconsistency therein, (B) to comply with the requirements of the Securities and Exchange Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act, or (C) amend any provision of the Indenture or Company Notes in a manner which is both beneficial to the Company and not adverse to the Lenders;

                    (ii) directly or indirectly, by deposit of monies or otherwise, prepay, purchase, redeem, retire, defease or otherwise acquire, or make any payment on account of any principal of, premium or interest payable in connection with the prepayment, redemption, defeasance or retirement of any Company Notes, provided that, after the Initial Overadvance Period, the Company may prepay, purchase, redeem, retire, defease or otherwise acquire the Company Notes (A) with the proceeds of the issuance of Designated Capital Stock of the Company consisting of common equity or preferred equity with a dividend not higher than the interest on the Company Notes and having other terms no more restrictive to the Company and its Subsidiaries than the terms of the Indenture, or (B) to the extent permitted by Section 7.02(i)(iii), in the case of clauses
(A) and (B) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, and provided further that, notwithstanding anything to the contrary contained in this Section 7.02(r)(ii) payments of regularly scheduled interest may be made pursuant to the terms of the Company Notes and the Indenture;

                    (iii) agree to any amendment or other change to (or make any payment consistent with any amendment or other change to), or waive any of its rights under, the Existing Jeri-Jo Subordinated Notes or any Additional Subordinated Notes, provided that the Company may (A) agree to any amendment or other change to cure any ambiguity, defect or inconsistency therein or (B) amend any provision of the Existing Jeri-Jo
 Subordinated Notes or any Additional Subordinated Notes in a manner which is both more beneficial to the Company and not adverse to the Lenders; or

                    (iv) directly or indirectly, by deposit of monies or otherwise, pay, prepay, purchase, redeem, retire, defease or otherwise acquire, or make any payment on account of any principal of, premium or interest payable in connection with the payment, prepayment, redemption, defeasance or retirement of any Existing Jeri-Jo Subordinated Notes or any Additional Subordinated Notes, provided that so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, (A) payments of regularly scheduled interest may be made pursuant to the terms (including the subordination provisions) of the Existing Jeri-Jo Subordinated Notes and the Additional Subordinated Notes, (B) payments of regularly scheduled principal may be made pursuant to the terms (including the subordination provisions) of the Jeri-Jo Subordinated Notes, provided that (x) such principal payments may not exceed $2,500,000 in the aggregate in any quarter and (y) both immediately before and after giving effect thereto the Loans and Letter of Credit Obligations do not exceed the Borrowing Base Before Overadvance Amount,
 (C) payments of regularly scheduled principal may be made on the Additional Subordinated Notes other than the Additional Jeri-Jo Subordinated Notes pursuant to the terms (including the subordination provisions) of such Additional Subordinated Notes, (D) the Company may prepay, purchase, redeem, retire, defease or otherwise acquire the Additional Subordinated Notes with the proceeds of the issuance of Designated Capital Stock of the Company consisting of common equity or preferred equity with a dividend not higher than the interest on the Additional Subordinated Notes and having other terms no more restrictive to the Company and its Subsidiaries than the terms of the Additional Subordinated Notes, and (E) after the Initial Overadvance Period, the Company may prepay, purchase, redeem, retire, defease or otherwise acquire the Existing Jeri-Jo Subordinated Notes with the proceeds of the issuance of Designated Capital Stock of the Company consisting of common equity or preferred equity with a dividend not higher than the interest on the Existing Jeri-Jo Subordinated Notes and having other terms no more restrictive to the Company and its Subsidiaries than the terms of the Existing Jeri-Jo Subordinated Notes.

                                 ARTICLE VIII

                     MANAGEMENT, COLLECTION AND STATUS OF
                   ACCOUNTS RECEIVABLE AND OTHER COLLATERAL

          Section  8.01  Management of Collateral.  (a)After the occurrence and
                         ------------------------
during the continuance of an Event of Default and subject to the prior rights of the Factor under the Factoring Agreements and the Assignment Agreement, the Collateral Agent may for the benefit of the Lenders, send a notice of assignment and/or notice of the Collateral Agent's security interest to any and all Account Debtors or any third party holding or otherwise concerned with any of the Collateral, and thereafter the Collateral Agent on behalf of the Lenders shall have the sole right to collect the Accounts Receivable and/or take possession of the Collateral and the books and records relating thereto. The Company and the Borrowers shall not and shall not permit their Subsidiaries, without prior written consent of the Collateral Agent, to grant any extension of time of payment of any Account Receivable, compromise or settle any Account Receivable for less than the full amount thereof, release, in whole or in part, any Person or property liable for the payment thereof, or allow any credit or discount whatsoever thereon, provided that, the Company and the Borrowers may grant such extensions, compromise or settle Accounts Receivable, release any such Person or property or allow any credit or discount (i) in the absence of a continuing Event of Default, in the ordinary course of business or (ii) as permitted by the Factoring Agreements.

               (b)  (i)   Subject to the prior rights of the Factor under the
Factoring Agreements and the Assignment Agreement, the Company and the Borrowers hereby appoint the Collateral Agent or its designee on behalf of the Collateral Agent as the Company's and the Borrowers' attorney-in-fact with power after the occurrence and during the continuance of an Event of Default to endorse the Company's or Borrower's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral that may come into its possession, to sign the Company's or a Borrower's name on any invoice or bill of lading relating to any of the Accounts Receivable, drafts against Account Debtors, assignments and verifications of Accounts Receivable and notices to Account Debtors, to send verification of Accounts Receivable, to notify the Postal Service authorities to change the address for delivery of mail addressed to the Company and the Borrowers to such address as the Administrative Agent may designate and to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designate shall not be liable for any acts of omission or commission (other than acts or omissions constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction), nor for any error of judgment or mistake of fact or law; this power being coupled with an interest is irrevocable until all of the Loans and any other Obligations under the Loan Documents are paid in full and all of the Commitments are terminated.

                    (ii) Subject to the prior rights of the Factor under the Factoring Agreements and the Assignment Agreement, the Collateral Agent, without notice to or consent of the Company, any Borrower or any Guarantor upon the occurrence and during the continuance of an Event of Default (A) may sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Accounts Receivable or any securities, instruments or insurance applicable thereto and/or release the Account Debtor thereon; (B) is authorized and empowered to accept the return of the goods represented by any of the Accounts Receivable, and (C) shall have the right to receive, endorse, assign and/or deliver in its name or the name of the Company, any Borrower or any Guarantor any and all checks, drafts, and other instruments for the payment of money relating to the Accounts Receivable. The Company and each Borrower and Guarantor hereby waive notice of presentment, protest and non-payment of any instrument so endorsed, all in a commercially reasonable manner and without discharging or in any way affecting liability hereunder.

               (c) Nothing herein contained shall be construed to constitute the Company, any Borrower or any Guarantor as agent of the Agents or the Lenders for any purpose whatsoever, and the Agents and the Lenders shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (other than from acts or omissions of the Agents or the Lenders constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Agents and the Lenders shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts Receivable or any instrument received in payment thereof or for any damage resulting therefrom (other than acts or omissions of the Agents or the Lenders constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Agents and the Lenders, by anything herein or in any assignment or otherwise, do not assume any of the Company's, Borrowers' or any Guarantor's obligations under any contract or agreement assigned to the Agents and the Agents or the Lenders shall not be responsible in any way for the performance by the Company or such Borrower of any of the terms and conditions thereof.

                    (d) If any of the Accounts Receivable includes a charge for any tax payable to any Governmental Authority, subject to the prior rights of the Factor under the Factoring Agreement and the Assignment Agreement, the Collateral Agent is hereby authorized (but in no event obligated) in its discretion to pay the amount thereof to the proper taxing authority for the Company's, any Borrower's or any Guarantor's account and to charge the Company or such Borrower or Guarantor therefor. The Company or such Borrower or Guarantor shall notify the Collateral Agent if any Accounts Receivable include any taxes due to any such authority and, in the absence of such notice and, the Collateral Agent shall have the right to retain the full proceeds of such Accounts Receivable and shall not be liable for any taxes that may be due from the Company or such Borrower or Guarantor by reason of the sale and delivery creating such Accounts Receivable.

          Section  8.02 Accounts Receivable Documentation.  Subject to the prior
                        ---------------------------------
rights of the Factor under the Factoring Agreements and the Assignment Agreement, the Company and each Borrower will at such intervals as the Collateral Agent may reasonably require, execute and deliver confirmatory written assignments of the Accounts Receivable to the Collateral Agent and furnish such further schedules and/or information as the Collateral Agent may reasonably require relating to the Accounts Receivable, including, without limitation, sales invoices or the equivalent, credit memos issued, remittance advises, reports and copies of deposit slips and copies of original shipping or delivery receipts for all merchandise sold. In addition, the Company and each Borrower shall notify the Collateral Agent of any material non-compliance in respect of the representations, warranties and covenants contained in Section
8.03 below. The items to be provided under this Section 8.02 are to be in form reasonably satisfactory to the Collateral Agent and are to be executed and delivered to the Collateral Agent from time to time solely for its convenience in maintaining records of the Collateral. The Company or any Borrower's failure to give any of such items to the Collateral Agent shall not affect, terminate, modify or otherwise limit the Collateral Agent's Lien in the Collateral. Subject to the provisions of the Factoring Agreements, the Company and each Borrower shall not re-date any invoice or sale or make sales on extended dating beyond that customary in the Company's or such Borrower's industry, and shall not re-bill any Accounts Receivable without promptly disclosing the same to the Factor and the Collateral Agent and providing the Factor and the Collateral Agent with copy of such re-billing, identifying the same as such. If the Company or any Borrower becomes aware of anything materially detrimental to the credit of any of the Company's or any of the Borrowers' customers' which is not otherwise publicly known with respect to non-credit approved Accounts Receivable, the Company or such Borrower will promptly advise the Collateral Agent thereof.

          Section 8.03 Status of Accounts Receivable and Other Collateral. With
                       --------------------------------------------------
respect to Collateral of the Borrowers and the Guarantors at the time the Collateral becomes subject to the Collateral Agent's security interests, the Borrowers and the Guarantors covenant, represent and warrant: (a) the Borrower or such Guarantor shall be the sole owner of the Collateral owned by it, free and clear of all Liens except the Lien of the Factor, the Lien in the favor of the Collateral Agent for the benefit of the Lenders and Permitted Liens, fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of said Collateral; (b) to the knowledge of the Borrowers and the Guarantors, at the time created, each Account Receivable shall be a good and valid account representing an undisputed bona fide indebtedness incurred or an amount indisputably owed by the Account Debtor therein named, for a fixed sum as set forth in the invoice relating thereto with respect to an absolute sale and delivery upon the specified terms of goods sold by a Borrower or Guarantor or work, labor and/or services theretofore rendered by a Borrower or Guarantor; (c) to the best knowledge of the Borrowers and the Guarantors and except as otherwise disclosed to the Factor and the Collateral Agent, no Account Receivable is subject to any defense, offset, counterclaim, discount or allowance except as may be stated in the invoice relating thereto or discounts and allowances as may be customary in the Borrowers' or the Guarantors' business, and, each of such Accounts Receivable will be paid when due; (d) none of the transactions underlying or giving rise to any Accounts Receivable shall violate any applicable material state or federal laws or regulations; (e) except as disclosed to the Factor and the Collateral Agent, no agreement under which any deduction or offset of any kind, other than normal trade discounts and allowances, may be granted or shall have been made by the Borrowers or the Guarantors at or before the time such Accounts Receivable is created; (f) all documents and agreements relating to Accounts Receivable shall be true and correct in all material respects and in all respects what they purport to be;
(g) to the best knowledge of the Borrowers and the Guarantors, all signatures and endorsements that appear on all documents and agreements relating to Accounts Receivable shall be genuine and all signatories and endorsers shall have full capacity to contract; (h) the Borrowers and the Guarantors shall maintain books and records pertaining to said Collateral in such detail, form and scope as required by Section 7.01(l) hereof; (i) the Borrowers and the Guarantors will promptly notify the Factor and the Collateral Agent if any of their accounts arise out of contracts with the United States or any department, agency, or instrumentality thereof and, subject to the prior rights of the Factor under the Factoring Agreements and the Assignment Agreement, will execute any instruments and take any steps required by the Collateral Agent in order that all monies due or to become due under any such contract shall be assigned to the Collateral Agent and notice thereof given to the United States Government under the Federal Assignment of Claims Act; (j) the Borrowers and the Guarantors will, immediately upon learning thereof, report to the Collateral Agent any material loss or destruction of, or substantial damage to, any of the Collateral, and any other material matters affecting the value, enforceability or collectibility of any of the Collateral; (k) if any amount payable under or in connection with any Account Receivable is evidenced by a promissory note or other instrument, as such term is defined in the Uniform Commercial Code, subject to the prior rights of the Factor under the Factoring Agreements and the Assignment Agreement, such promissory note or instrument shall be immediately pledged, endorsed, assigned and delivered to the Collateral Agent as additional Collateral; (l) the Borrowers and the Guarantors shall not redate any invoice or sale or make sales on extended dating beyond that which is customary in the ordinary course of their business and in the industry; (m) the Borrowers and the Guarantors shall conduct a physical count of their Inventory not less than once each year and, upon the occurrence and during the continuance of an Event of Default, at such other intervals as the Collateral Agent may reasonably request and, if requested by the Collateral Agent, the Borrowers and the Guarantors shall promptly supply the Collateral Agent with a copy of each such count (in such form as is available) accompanied by a report of the value (based on the lower of cost (on a FIFO basis) or market value) of such Inventory; and
(n) the Borrowers and the Guarantors are not and shall not be entitled to pledge the Collateral Agent' or the Lenders' credit on any purchases for or any purpose whatsoever.

          Section 8.04  Collateral Custodian.  Upon the occurrence and during
                        --------------------
the continuance of an Event of Default, the Collateral Agent may at any time and from time to time employ and maintain in the premises of the Company and the Borrowers a custodian selected by the Collateral Agent who shall have full authority to do all acts necessary to protect the Collateral Agent's interests in accordance with applicable law and the provisions of the Loan Documents. The Company and the Borrowers hereby agree to cooperate with any such custodian and to do whatever the Collateral Agent may reasonably request to preserve the Collateral. All reasonable costs and expenses incurred by the Collateral Agent, by reason of the employment of the custodian, shall be charged to the Loan Account.

                                  ARTICLE IX

                                  THE AGENTS

          Section 9.01  Authorization and Action.  Each Lender (and each
                        ------------------------
subsequent holder of any Note by its acceptance thereof) hereby irrevocably appoints and authorizes CIT, in its capacity as the Administrative Agent, and BACC, in its capacity as Collateral Agent, to perform the duties of each such Agent as set forth in this Agreement including: (i) to receive on behalf of each Lender any payment of principal of or interest on the Notes outstanding hereunder and all other amounts accrued hereunder paid to the Administrative Agent, and, subject to Section 2.05 of this Agreement and the other provisions of this Agreement, to distribute promptly to each Lender its Pro Rata Share of all payments so received, (ii) to distribute to each Lender copies of all material notices and agreements received by the Agents and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agents shall not have any liability to the Lenders for the Agents' inadvertent failure to distribute any such notice or agreements to the Lenders, and (iii) subject to Section 12.03 of this Agreement, to take such action as the Agents deem appropriate on its behalf to administer the Loans, Letters of Credit and the Loan Documents and to exercise such other powers delegated to the Agents by the terms hereof or the Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations), together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Notes), the Agents shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions of the Required Lenders shall be binding upon all Lenders and all holders of Notes; provided, however, that the L/C Issuer shall not be required
                  --------  -------
to refuse to honor a drawing under any Letter of Credit and the Agents shall not be required to take any action which, in the reasonable opinion of the Agents, exposes the Agents to liability or which is contrary to this Agreement or any Loan Document or applicable law.

          Section 9.02  Borrower's Default.  In the event that (i) any Borrower
                        ------------------
fails to pay when due the principal of or interest on any Note or any Reimbursement Obligation or any other amount payable hereunder, or (ii) the Administrative Agent receives written notice of the occurrence of an Event of Default, the Administrative Agent shall promptly give written notice thereof to the Lenders, and shall take such action with respect to such Event of Default as it shall be directed to take by the Required Lenders; provided, however, that,
                                                      --------  -------
unless and until the Administrative Agent shall have received such directions and except as otherwise expressly provided in this Agreement, the Administrative Agent may take such action or refrain from taking such action hereunder or under the other Loan Documents with respect to an Event of Default or Default, as it shall deem advisable in the best interest of the Lenders.

          Section 9.03  Agents' Reliance, Etc.   The Agents or any of their
                        ----------------------
directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by them under or in connection with this Agreement or the other Loan Documents, except for their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Without limiting the generality of the foregoing, the Agents (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receive written notice of the assignment or transfer thereof, pursuant to
Section 12.08 hereof, signed by such payee and in form satisfactory to the Administrative Agent; (ii) may consult with legal counsel (including, without limitation, counsel to the Agents or counsel to the Borrowers), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectibility of the Collateral, the existence, priority or perfection of the Collateral Agent's Lien thereon, or the Borrowing Base or any certificate prepared by a Borrower in connection therewith, nor shall the Agents be responsible or liable to the Lenders for any failure to monitor or maintain the Borrowing Base or any portion of the Collateral; and (vii) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

          Section 9.04  CIT, BACC and Fleet.  With respect to the Loans made by
                        -------------------
it and the Notes issued to it and the Letters of Credit, each of CIT, BACC and Fleet and each of their Affiliates shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not an Agent; and the term "Lender" or "any Lenders" shall, unless otherwise expressly indicated, include CIT, BACC and Fleet each in its individual capacity. CIT, BACC and Fleet and each of their respective Affiliates may accept deposits from, lend money to, act as trustee or paying agent under indentures of, and generally engage in any kind of business with, any Borrower or any Guarantor, any of their Affiliates, or any Person who may do business with or own securities of any Borrower or Guarantor, or any of their Affiliates, all as if CIT, BACC and Fleet were not Agents and without any duty to account therefor to any Lenders. The Lenders acknowledge and agree that BACC, as Factor under the Factoring Agreements, CIT as a participant of Factor in the Factoring Agreements, and the L/C Issuer, which may be an Affiliate of the Collateral Agent, may take actions which are not in the interests of, or may have an adverse effect on, the Lenders, or may omit to take actions which would be in the interests of, or would have a favorable effect on, the Lenders, and the Lenders will not assert any claim against the Collateral Agent based on actions or omissions by BACC, as Factor under the Factoring Agreements or the Administrative Agent, as a participant of Factor, or the L/C Issuer and will not assert any such actions or omissions as a defense or offset to the Lenders' obligations hereunder.

          Section 9.05  Lender Credit Decision.  Each Lender acknowledges that
                        ----------------------
it has, independently and without reliance upon the Agents or any other Lender, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

          Section 9.06  Indemnification.  Each Lender agrees to indemnify and
                        ---------------
hold harmless each Agent (to the extent not reimbursed by any Borrower or any Guarantor), ratably according to the Pro Rata Shares of each Lender, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against any Agent in any way relating to or arising out of this Agreement or the other Loan Documents or any action taken or omitted by any Agent under this Agreement or the other Loan Documents; provided, however, that no Lender shall be liable to
                          --------  -------
any Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements for which there has been a final judicial determination that such resulted from such Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Agents promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees, disbursements and other charges) incurred by the Agents in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiation, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or the other Loan Documents, to the extent that the Agents are not reimbursed in full for such expenses by the Borrowers. The obligations of each Lender under this Section 9.06 shall survive the termination of this Agreement and the other Loan Documents and the payment of all other obligations of the Agents and the Lenders under this Agreement and the other Loan Documents.

          Section 9.07  Successor Agents.  Any Agent may resign at any time by
                        ----------------
giving written notice thereof to the Lenders and the Company. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent, reasonably acceptable to the Company, with such rights and obligations hereunder as those previously held by the retiring Agent, provided, the
                                                          --------
successor Agent may be appointed by the Required Lenders without any consultation with or consent of the Company or any other Loan Party if an Event of Default or Default has occurred and is continuing. If no successor Agent shall have been so appointed by the Required Lenders, been accepted by the Company, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a Lender or a commercial bank or other financial institution organized under the laws of the United States of America or any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Agent's resignation hereunder as an Agent, the provisions of this
Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement and the other Loan Documents.

          Section 9.08  Collateral Matters.
                        ------------------

                    (a) The Administrative Agent may from time to time, make such disbursements and advances ("Agent Advances") which the Administrative
                                  --------------
Agent, in its sole discretion, deems necessary or desirable to preserve or protect the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by any Borrower, any Guarantor or other Person of the Loans, Reimbursement Obligations or Letters of Credit and other Obligations or to pay any other amount chargeable to any Borrower or Guarantor pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 12.05. The Agent Advances shall be repayable on demand and be secured by the Collateral. The Agent Advances shall constitute Obligations hereunder. Without limitation to its obligations pursuant to Section 9.06, each Lender agrees that it shall make available to the Administrative Agent, upon the Administrative Agent's demand, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of each such Agent Advance. If such funds are not made available to the Administrative Agent by such Lender the Administrative Agent shall be entitled to recover such funds, on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for three Business Days and thereafter at the Base Rate.

                    (b) The Agents shall have no obligation whatsoever to any Lenders to assure that the Collateral exists or is owned by any Borrower or any Guarantor or is cared for, protected or insured or has been encumbered or that the Liens granted to the Collateral Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agents in this Section 9.08 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent's own interest in the Collateral as one of the Lenders and that the Collateral Agent shall have no duty or liability whatsoever to any other Lender other than for acts or omissions constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

               (c) The Lenders hereby irrevocably authorize the Collateral Agent, at its option and in its discretion, to release any Lien granted to or held by the Collateral Agent upon any Collateral upon termination of the Total Commitment and payment and satisfaction of all Loans and Letter of Credit Obligations, (whether or not due) and all other Obligations which have matured and which the Collateral Agent has been notified in writing are then due and payable; or constituting property being sold or disposed of if a Loan Party certifies to the Collateral Agent that the sale or disposition is made in compliance with Section 7.02(d)(ii) hereof (and the Collateral Agent may rely conclusively on any such certificate, without further inquiry); or constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or (except as otherwise provided in Section
12.03 of this Agreement) if approved, authorized or ratified in writing by the Required Lenders. Without in any manner limiting the Collateral Agent's authority to act without any specific or further authorization or consent by the Required Lenders, upon request by the Collateral Agent at any time, the Lenders shall confirm in writing the Collateral Agent's authority to release particular types or items of Collateral pursuant to this Section 9.08(c).

                                   ARTICLE X

                               EVENTS OF DEFAULT

          Section 10.01 Events of Default.  If any of the following Events of
                        -----------------
Default shall occur and be continuing:

               (a) Any Loan Party shall fail to pay any principal of or interest on any Loan, any Agent Advance, any Reimbursement Obligation, or any fee or other amount when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise);

               (b) Any representation or warranty made by any Loan Party or any officer of such Loan Party under or in connection with any Loan Document shall have been incorrect in any material respect when made;

               (c) Any Loan Party shall fail to perform or observe any covenant contained in (i) paragraphs (b), (c) (d), (f), (h), (k), (n), (o) or (p) of
Section 7.01, Section 7.02 or Article VIII of this Agreement, (ii) paragraphs
(b), (d), (e), (f)(i), (g), (h) or (j) of Section 5 of the Security Agreements, or (iii) Section 4(a) or paragraphs (e), (f), (g) or (h) of Section 6 of the Pledge Agreements;

               (d) Any Loan Party shall default in the performance or observance of (i) the covenants contained in Section 7.01(a) of this Agreement (other than subparagraphs (v) and (ix) thereof) and such default shall continue unremedied for a period of 10 days, (ii) the covenants contained in subparagraphs (v) and (ix) of Section 7.01(a) of this Agreement and such default shall continue unremedied for a period of 3 days, or
(iii) any other covenant contained in Section 7.01 of this Agreement (to the extent not otherwise provided for in paragraphs (a), (b) or (c) of this Section 10.01) and such default shall continue unremedied for a period of 20 days;

               (e) Any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document to be performed or observed by such Loan Party (to the extent not otherwise provided for in paragraphs (a), (b), (c) or (d) of this Section 10.01) and such failure, if capable of being remedied, shall remain unremedied for 20 days;

               (f) Any Loan Party shall fail to pay any principal or interest on any of its Indebtedness (excluding Indebtedness evidenced by the Notes) in excess of $1,000,000, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness in excess of such amount shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

               (g) Any Loan Party (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for such Loan Party or for any substantial part of its property, (ii) shall be generally not paying its debts as such debts become due, or shall admit in writing its inability to pay its debts generally,
(iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (g);

               (h) Any proceeding shall be instituted against any Loan Party seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for such Loan Party or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of 45 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur;

               (i) Any material provision of any Loan Document shall at any time for any reason be declared by a court of competent jurisdiction to be null and void, or the validity or enforceability thereof shall be contested by any Loan Party, or a proceeding shall be commenced by any Loan Party or any Governmental Authority or other regulatory body having jurisdiction over such Loan Party, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny in writing that such Loan Party has any liability or obligation purported to be created under any Loan Document;

               (j) Any Security Agreement, Pledge Agreement, any mortgage or any other security document, after delivery thereof pursuant hereto, shall for any reason not as a result of any act or omission of the Collateral Agent fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on or security interest in any Collateral purported to be covered thereby;

               (k) One or more judgments or orders (other than a judgment or award described in subsections (g) or (h) of this Section 10.01) for the payment of money exceeding any applicable insurance or bond coverage by more than $1,000,000 in the aggregate for the Loan Parties shall be rendered against any Loan Party, remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order, or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

               (l) Any Loan Party or any of its ERISA Affiliates shall have made a complete or partial withdrawal from a Multiemployer Plan, and, as a result of such complete or partial withdrawal, such Loan Party or such ERISA Affiliate incurs a withdrawal liability in an annual amount exceeding $1,000,000; or a Multiemployer Plan enters reorganization status under Section 4241 of ERISA, and, as a result thereof, such Loan Party's or such ERISA Affiliate's annual contribution requirement with respect to such Multiemployer Plan increases in an annual amount exceeding $1,000,000;

               (m) Any Termination Event with respect to any Employee Plan shall have occurred, and, 30 days after notice thereof shall have been given to any Loan Party by the Administrative Agent, (i) such Termination Event (if correctable) shall not have been corrected, and (ii) the then current value of such Employee Plan's vested benefits exceeds the then current value of assets allocable to such benefits in such Employee Plan by more than $1,000,000 (or, in the case of a Termination Event involving liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971
or 4975 of the Internal Revenue Code, the liability is in excess of such amount);

               (n) A breach, default or event of default by the Borrower shall occur under any Factoring Agreement, if such breach, default or event of default has resulted in the Factor terminating such Factoring Agreement;

               (o) A Change of Control shall have occurred;

               (p) A breach, default or event of default shall occur under the Company Notes or the Indenture, if the effect of such breach, default or event of default is to accelerate, or permit the acceleration of, the maturity of the Company Notes;

then, and in any such event, the Administrative Agent may, and upon the direction of the Required Lenders shall, by notice to the Company, (i) declare the Total Commitment to be reduced to zero, whereupon the Total Commitment shall forthwith be reduced to zero, (ii) declare all Loans and all Reimbursement Obligations, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Loans, all Reimbursement Obligations, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party; provided, however, that upon the occurrence of any Event of Default
            --------  -------
described in subsections (g) or (h) of this Section 10.01, the Loans, all Reimbursement Obligations, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by each Loan Party, and (iii) exercise any and all of its other rights under applicable law, hereunder and under the other Loan Documents.

          Section 10.02 Deposit for Letters of Credit.  Upon demand by the
                        -----------------------------
Administrative Agent after the occurrence and during the continuation of any Event of Default, the Borrowers shall deposit with the Collateral Agent with respect to each Letter of Credit then outstanding cash or equivalents, acceptable to the Collateral Agent, and readily convertible into cash in an amount equal to the greatest amount for which such Letter of Credit may be drawn. Such deposits shall be held by the Collateral Agent in an interest bearing account maintained by the Collateral Agent as security for, and to provide for the payment of, the Letter of Credit Obligations.

                                  ARTICLE XI

                                   GUARANTY

          Section 11.01 Guaranty.  The Company hereby (i) irrevocably,
                        --------
absolutely and unconditionally guarantees the prompt payment, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all the Obligations, including, without limitation, all amounts now or hereafter owing in respect of the Loan Documents, whether for principal, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to a Borrower whether or not a claim for post-filing interest is allowed in such proceeding), fees, expenses, indemnifications or otherwise, and (ii) agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Agents, the Lenders, the L/C Issuer, BACC or CIT in enforcing its rights under this Article XI.

          Section 11.02 Obligations Unconditional.
                        -------------------------

                 (a) The Company hereby guarantees that the Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agents, the Lenders or the L/C Issuer with respect thereto. The Company agrees that its guarantee constitutes a guaranty of payment when due and not of collection, and waives any right to require that any resort be had by the Agents, the Lenders or the L/C Issuer to any Collateral. The obligations of the Company under this Article XI are independent of the obligations of the Borrowers under this Agreement and the other Loan Documents and a separate action or actions may be brought and prosecuted against the Company to enforce this Article XI irrespective of whether any action is brought against the Borrowers or whether the Borrowers are joined in any such action. The liability of the Company hereunder shall be absolute and unconditional, irrespective of: (i) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (ii) any extension or change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations (including, without limitation, any extension for longer than the original period), or any other amendment or waiver of or consent to any departure from any provision of any Loan Document (including the creation or existence of any Obligations in excess of the amounts permitted by any lending formulas contained in this Agreement; (iii) any exchange or release of, or non-perfection of any Lien on, any Collateral, or any release or amendment or waiver of or consent to any departure from any other guaranty, for all or any of the Obligations; (iv) the existence of any claim, set off, defense or other right that the Company may have against any Person, including the Agents or the Lenders; (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Borrower or any other Guarantor in respect of the Obligations of the Company in respect hereof.

                 (b) This Guaranty (i) is a continuing guaranty and shall remain in full force and effect until such date on which all of the Obligations and all other expenses to be paid by the Company pursuant hereto shall have been satisfied in full after the Total Commitment shall have been terminated, (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agents, the Lenders or the L/C Issuer upon the insolvency, bankruptcy or reorganization of any Borrower or any Guarantor or otherwise, all as though such payment had not been made, and (iii) shall be binding upon the Company, its successors and assigns.

          Section 11.03 Waivers.  The Company hereby waives, to the extent
                        -------
permitted by applicable law, (i) promptness and diligence, (ii) notice of acceptance and notice of the incurrence of any Obligation, (iii) notice of any action taken by the Agents, the Lenders, the L/C Issuer or any Borrower or any other agreement or instrument relating thereto, (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of the Company hereunder, the omission of or delay in which, but for the provisions of this Section 11.03, might constitute grounds for relieving the Company of its obligations hereunder, (v) any right to compel or direct the Agents or the Lenders to seek payment or recovery of any amounts owed under this Article IX from any one particular fund or source, (vi) any requirement that the Agents, the Lenders or the L/C Issuer protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Person or any Collateral, and (vii) any other defenses available to the Borrowers or the Company. All such waivers by the Company shall be effective only to the extent permitted by applicable law.

          Section 11.04 Subrogation.  Until such time as the Obligations have
                        -----------
been satisfied in full and all Commitments have been terminated, the Company hereby irrevocably agrees that it will not exercise any and all rights which it has or may have at any time or from time to time (whether arising directly or indirectly by operation of law or contract) to assert any claim against any Borrower or any other Guarantor on account of any payments made under this

Agreement, including, without limitation, all existing and future rights of subrogation, reimbursement, exoneration, contribution and/or indemnity. If any amount shall be paid to the Company on account of such rights at any time when all of such Obligations and all other Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Agents or the Lenders, shall be segregated from the other funds of the Company and shall forthwith be paid over to the Agents to be applied in whole or in part by the Agents against the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement.

          Section 11.05 No Waiver; Remedies.  No failure on the part of the
                        -------------------
Agents, the Lenders or the L/C Issuer to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedy provided by law.

          Section 11.06 Stay of Acceleration.  If acceleration of the time for
                        --------------------
payment of any amount payable by any Borrower in respect of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of such Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Company hereunder forthwith on demand by the Agents, Lenders or the L/C Issuer.

                                  ARTICLE XII

                                 MISCELLANEOUS

          Section 12.01 [Intentionally Omitted].
                         ---------------------

          Section 12.02 Notices, Etc.   All notices and other communications
                        -------------
provided for hereunder shall be in writing and shall be mailed, sent by overnight courier, telecopied, or delivered, if to any Lender, at its address specified under its signature on the signature pages hereof; if to any Borrower or the Company, at the following address:

          McNaughton Apparel Group Inc.
          463 Seventh Avenue
          New York, New York 10018
          Attention: Peter Boneparth, Chief Executive Officer


          Telephone: (212) 947-2960
          Telecopier: (212) 563-2766

     with a copy to:

          Torys
          237 Park Avenue
          New York, New York  10017
          Attention: Bradley P. Cost, Esq.
          Telephone: (212) 880-6000
          Telecopier: (212) 682-0200
     if to the Administrative Agent, to it at the following address:

          The CIT Group/Commercial Services, Inc.
          1211 Avenue of the Americas
          New York, New York 10036
          Attention: Charles Carbone, Vice President

          Telephone: (212) 382-9023
          Telecopier: (212) 382-6814

     if to the Collateral Agent, to it at the following address:

          Banc of America Commercial Corporation
          335 Madison Avenue
          New York, New York 10017
          Attention: Robert J. Higgins, Senior Vice President

          Telephone: (212) 503-7406
          Telecopier: (212) 503-7091

     if to the Documentation Agent, to it at the following address:

          Fleet Capital Corporation
          60 East 42/nd/ Street
          New York, New York 10017
          Attention: Christopher Gauch

          Telephone: (212) 885-8823
          Telecopier: (212) 885-8808

     in each case with a copy to:

          Schulte Roth & Zabel LLP
          900 Third Avenue
          New York, New York 10022
          Attention: Frederic L. Ragucci, Esq.

          Telephone: (212) 756-2000
          Telecopier: (212) 593-5955

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 12.02. All such notices and other communications shall be effective (i) if mailed (by certified mail, postage prepaid and return receipt requested), upon receipt or three Business Days after mailing whichever occurs first, (ii) if telecopied, when transmitted and a confirmation is received, provided the same is on a Business Day and, if not, on the next Business Day,
(iii) if sent by overnight courier, upon receipt or two Business Days after delivered to such overnight courier, whichever occurs first, or (iv) if delivered, upon delivery, provided the same is on a Business Day and, if not, on the next

Business Day, except that notices to the Agents or the L/C Issuer pursuant to Articles II and III hereof shall not be effective until received by the Agents or the L/C Issuer, as the case may be.

          Section 12.03 Amendments, Etc.   No amendment or waiver of any
                        ----------------
provision of this Agreement or the other Loan Documents, and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by such Loan Party and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that
                                                       --------  -------
no amendment, waiver or consent shall (i) increase the Commitment of any Lender (except for increases in the B Commitments of Lenders pursuant to Section 2.01(d), reduce the principal of, or interest on, the Loans or the Reimbursement Obligations payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any date fixed for any payment of principal of, or interest or fees on, the Loans or Letter of Credit Obligations payable to any Lender, in each case without the written consent of any Lender affected thereby, (ii) except to the extent expressly provided in Section 2.01(d), increase the Total Commitment without the written consent of each Lender, or (iii) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, amend the definition of "Required Lenders," release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents) or any of the Guarantors (other than inactive Guarantors), amend, modify or waive this Section
12.03 of this Agreement, or amend the definition of "Eligible Inventory," "Eligible Accounts Receivable" "Net Amount of Eligible Accounts Receivable," "Overadvance Amount," "Borrowing Base," "Eligible Amount of Prior Season Inventory" or "Borrowing Base Before Overadvance Amount" if the effect of such amendment is to increase the aggregate Availability of the Borrowers (after adding the Overadvance Amount) on a combined basis, in each case without the written consent of each Lender.

          Section 12.04 No Waiver; Remedies, Etc.   No failure on the part of
                        -------------------------
any Lender or any Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lenders and the Agents provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lenders and the Agents under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Lenders and the Agents to exercise any of their rights under any other Loan Document against such party or against any other Person.

          Section 12.05 Expenses; Taxes; Attorneys' Fees.  The Borrowers agree
                        --------------------------------
to jointly and severally pay or cause to be paid, on demand, and to save the Agents (and, in the case of clauses (a) and (d) through (m) below, the Lenders) harmless against liability for the payment of, all reasonable out-of-pocket expenses, regardless of whether the transactions contemplated hereby are consummated, including but not limited to reasonable fees and expenses of counsel, including the allocated cost of internal counsel, for the Agents (and, in the case of clauses (a) and (d) through

(m) below, the Lenders), accounting, due diligence, filing fees, periodic field audits, investigation, monitoring of assets, syndication, miscellaneous disbursements, examination, travel, lodging and meals, incurred by the Agents (and, in the case of clauses (a) and (d) through (m) below, the Lenders) from time to time arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents, provided that, the Borrowers shall not be obligated to reimburse the Lenders under this clause (a) for out of pocket expenses and/or the allocated cost of internal counsel to the Lenders exceeding $75,000 in the aggregate for all Lenders (excluding the expenses of the Agents), (b) any amendments, waivers or consents to this Agreement or the other Loan Documents requested or signed by any Loan Party whether or not such documents become effective or are given, (c) the preservation and protection of any of the Agents' and the Lenders' rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against the Agents or the Lenders by any Person that arises from or relates to this Agreement, any other Loan Document, the Agents' or the Lenders' claims against the Borrowers or the other Loan Parties, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document,
(f) the filing of any petition, complaint, answer, motion or other pleading by the Agents or the Lenders, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien on any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from the Borrowers or any other Loan Party amounts owed hereunder or under any other Loan Document, (j) the receipt of any advice with respect to any of the foregoing, (k) all liabilities and costs arising from or in connection with the past, present or future operations of the Loan Parties involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property, (l) any costs or liabilities incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of the Loan Parties, or (m) any liabilities or costs incurred in connection with any Lien arising under any Environmental Law. Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrowers jointly and severally agree to pay all stamp, document, transfer, recording or filing taxes or fees (including, without limitation, mortgage recording taxes) and similar impositions now or hereafter determined by the Agents or any of the Lenders to be payable in connection with this Agreement or any other Loan Document, and the Borrowers jointly and severally agree to save the Agents and the Lenders harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, and (y) if the Borrowers or any Loan Party fail to perform any covenant or agreement contained herein or in any other Loan Document, any Agent may itself perform or cause performance of such covenant or agreement, and the expenses of the Agents incurred in connection therewith shall be reimbursed on demand by the Borrowers.

          Section 12.06 Right of Set-off.  Upon the occurrence and during the
                        ----------------
continuance of any Event of Default, each Lender may, and is hereby authorized to, at any time and from time to time, without notice to any Borrower or Guarantor (any such notice being expressly waived by the Borrowers and Guarantors) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Borrower or Guarantor against any and all joint and several obligations of the Borrowers now or hereafter existing under any Loan Document, irrespective of whether or not such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. Such set-off shall be subject to the provisions of Section 4.03. Such Lender agrees to notify the Borrowers promptly after any such set-off and application made by such Lender provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agents under this Section 12.06 are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

          Section 12.07 Severability.  Any provision of this Agreement, or of
                        ------------
any other Loan Document to which any Borrower or any Guarantor is a party, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 12.08 Assignments and Participations.
                        ------------------------------

                  (a) Each Lender may, with the written consent of the Agents (other than in the case of assignments to Affiliates of a Lender) and notice to the Borrowers, assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Loans made by it, the Notes held by it and its Pro Rata Share of Letter of Credit Obligations); provided,
                                                                    --------
however, that (i) such assignment is in an amount which is at least $10,000,000
-------
or a multiple of $1,000,000 in excess thereof (or the remainder of such Lender's Commitment) and, if such assignment is not in an amount equal to the remainder of an assigning Lender's Commitment, the assigning Lender retains a Commitment of not less than $10,000,000, (ii) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement, (iii) no such assignment shall be made, other than by BACC, CIT or Fleet, prior to the Syndication Date, (iv) the parties to each such assignment shall execute and deliver to the Agents, for their acceptance, an Assignment and Acceptance, together with any Note subject to such assignment and such parties (other than the Borrowers or the Company) shall deliver to the Administrative Agent a processing and recordation fee of $3,500, and (v) the assignee shall execute and deliver to the Agents an acknowledgement to the agreement among Lenders executed on the Effective Date. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least three Business Days after the delivery thereof to the Agents (or such shorter period as shall be agreed to by the Administrative Agent and the parties to such assignment), (A) the assignee thereunder shall become a "Lender" hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). Any such assignment shall not adversely affect the Borrowers' rights under this Agreement except that the assigning Lender shall not be responsible for the obligations assigned.

               (b) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto that: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement of any other instrument or document furnished pursuant hereto, and (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the value, perfection or priority of the Collateral or the financial condition of any Borrower or any Guarantor or any of their Subsidiaries or the performance or observance by such Borrower or such Guarantor or any of their Subsidiaries of any of their obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto.

               (c) The Administrative Agent shall maintain at its address referred to in Section 12.02 hereof a copy of each Assignment and Acceptance delivered to and accepted by it. Such copies shall be available for inspection by any Borrower or any Guarantor or any Lender at any reasonable time and from time to time upon reasonable prior notice.

               (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee Lender, together with the Notes subject to such assignment and the processing and recordation fee, if the Agents consent, which consent will not be required in the case of assignments to Affiliates of a Lender and will not otherwise be unreasonably withheld, to the proposed Assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit H hereto, (i) accept such Assignment and Acceptance, and (ii) give prompt notice thereof to the Borrower. Within three Business Days after its receipt of such notice, any Borrower or any Guarantor, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note a new Note to the order of such assignee Lender in an aggregate principal amount equal to the Loans and Commitment assumed by it pursuant to such Assignment and Acceptance, and if the assigning Lender has retained any Loans and Commitment hereunder, a new Note to the order of the assigning Lender in an aggregate principal amount equal to the Loans and Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the date of the Administrative Agent's acceptance of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto. Promptly after each such Assignment and Acceptance becomes effective, the Administrative Agent shall prepare and distribute to each Lender and the Borrower a revised Schedule 1.01A hereto after giving effect to such assignment, which revised Schedule 1.01A shall replace the prior Schedule 1.01A and become part of this Agreement.

               (e) Each Lender may sell participations to one or more lenders or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Loans made by it, the Notes held by it and its Pro Rata Share of the Letter of Credit Obligations); provided, however, that (i) such
                                   --------  -------
participation shall be in a minimum principal amount of not less than $5,000,000 or an amount equal to all of the selling Lender's Commitment and outstanding Loans, (ii) such

Lender's obligations under this Agreement shall remain unchanged, (iii) such Lender's shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) such Lender shall remain the holder of any such Notes for all purposes of this Agreement, and (v) any Borrower or any Guarantor, the Agent, the L/C Issuer and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Participants shall have no direct rights under this Agreement except that participants shall have the rights of a Lender under Sections 4.05 and 12.06 hereof, provided that no Lender may grant any participant any rights to consent to any amendment, waiver, consent or other modification hereunder other than the right to consent to (i) any increase of any Commitment in which such participant has a participation (other than the increase in the Total Commitment from $210,000,000 to $225,000,000 and the increase in the B Commitment from $160,000,000 to $175,000,000), (ii) any reduction in the principal of, or interest on, the Loans or the Reimbursement Obligations in which such participant has a participation, (iii) any postponement or extension of any date fixed for any payment of principal of, or interest or fees on, the Loans or Letter of Credit Obligations in which such participant has a participation, or (iv) any release of all or a substantial portion of the Collateral or any of the Guarantors.

                    (f) Nothing contained in this Section 12.08 shall prohibit any Lender from pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

          Section 12.09 Counterparts.  This Agreement may be executed in any
                        ------------
number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

          Section 12.10 Headings.  Section headings herein are included for
                        --------
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          Section 12.11 Governing Law.  This Agreement, the Notes and the other
                        -------------
Loan Documents shall be governed by, and construed in accordance with, the law of the State of New York applicable to contracts made and to be performed in the State of New York without regard to conflicts of law principles. Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Company and each Borrower hereby irrevocably accept in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Company and each Borrower further irrevocably consent to the service of process out of any of the aforementioned courts and in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each Borrower or the Company at its address for notices contained in Section 12.02, such service to become effective ten (10) days after such mailing. Each Borrower and the Company hereby irrevocably appoint the Secretary of State of the State of New York as its agent for service of process in respect of any such action or proceeding. Nothing herein shall affect the right of the Agents to service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrowers and/or the Company in any other jurisdiction. The Company and each Borrower hereby expressly and irrevocably waive, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the Company or any Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, such Person hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Loan Documents.

          Section 12.12 WAIVER OF JURY TRIAL, ETC.  THE COMPANY AND EACH
                        --------------------------
BORROWER, THE LENDERS AND THE AGENTS HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, THE NOTES OR OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE COMPANY AND EACH BORROWER CERTIFY THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. THE COMPANY AND EACH BORROWER HEREBY ACKNOWLEDGE THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS AGREEMENT.

          Section 12.13 Consent by the Agents, Lenders.  Except as otherwise
                        ------------------------------
expressly set forth herein to the contrary, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an "Action") of the Agents or the Lenders shall be permitted or required pursuant
 ------
to any provision hereof or any provision of any other agreement to which the Company or any Borrower is a party and to which the Agents or the Lenders has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by any Agent or any Lender, as the case may be, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith.

          Section 12.14 No Party Deemed Drafter.  The Company, each of the
                       -----------------------
Borrowers, the Lenders and the Agents agree that no party hereto shall be deemed to be the drafter of this Agreement, and each of the Borrowers, the Company, the Lenders and the Agents further agree that, in the event this Agreement is ever construed by a court of law, such court shall not construe this Agreement or any provision of this Agreement against any party hereto as the drafter of this Agreement.

          Section 12.15 Reinstatement; Certain Payments.  If claim is ever made
                        -------------------------------
upon the Agents or the Lenders for repayment or recovery of any amount or amounts received by the Agents or the Lenders in payment or on account of any of the Obligations under this Agreement, the Agents or the Lenders shall give prompt notice of such claim to each other Lender and the

L/C Issuer, the Company and the Borrowers, and if the Agents or the Lenders repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Agents or the Lenders or any of their property, or (ii) any good faith settlement or compromise of any such claim effected by the Agents or the Lenders with any such claimant, then and in such event the Company and each Borrower agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon the Company and the Borrowers notwithstanding the cancellation of any Note or other instrument evidencing the Obligations under this Agreement or the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to the Agents and the Lenders hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Agents or the Lenders.

          Section 12.16 Indemnification.  In addition to all of the Company's or
                        ---------------
any Borrowers' other Obligations under this Agreement, each of the Borrowers agree to, jointly and severally, defend, protect, indemnify and hold harmless the Agents, Banc of America Securities LLC, Fleet Securities, Inc., the L/C Issuer, each Lender, and all of the respective officers, directors, employees, attorneys, consultants and agents of the Agents, Banc of America Securities LLC, Fleet Securities, Inc., the L/C Issuer and each Lender (collectively called the "Indemnitees") from and against any and all losses, damages, liabilities,
 -----------
obligations, penalties, fees, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses, including the allocated cost of internal counsel) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following:
(i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any Loan Document or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) the Lenders' furnishing of funds to the Borrowers, making of Commitments to the Borrowers or issuing Letters of Credit for the account of the Borrowers under this Agreement, including, without limitation, the management of any such Loans or the Reimbursement Obligations, (iii) any matter relating to the transactions contemplated by the Jeri-Jo Purchase Documents, financing transactions contemplated by this Agreement or by any document executed in connection with the transactions contemplated by this Agreement or the Jeri-Jo Purchase Documents or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the "Indemnified Matters"); provided, however, that the Company
                    -------------------    --------  -------
and the Borrowers shall have no obligation to any Indemnitee hereunder for any Indemnified Matter caused by or resulting from the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction. Such indemnification for all of the foregoing losses, damages, fees, costs and expenses of the Indemnitees are chargeable against the Loan Account. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 12.16 may be unenforceable because it is violative of any law or public policy, the Company and the Borrowers shall contribute the maximum portion which they are permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. The Indemnity shall survive the repayment of the Obligations and the discharge of the Liens granted under the Loan Documents.

          Section 12.17 Binding Effect.  This Agreement shall become effective
                        --------------
when it shall have been executed by the Company, the Borrowers, the Agents and the Lenders and when the conditions precedent set forth in Section 5.01 hereof have been satisfied or waived by the Agents, and thereafter shall be binding upon and inure to the benefit of the Company, each Borrower, the Agents and each Lender, and their respective successors and assigns, except that the Company and the Borrowers shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of all the Lenders, and the assignment by any Lender shall be governed by Section 12.08 hereof.

          Section 12.18 Releases of Collateral.
                        ----------------------

                    (a) Upon the request of any Loan Party made in connection with any sale, transfer or other disposition of Collateral permitted pursuant to clauses (B) or (C) of Section 7.02(d)(i i) of this Agreement (a "Permitted
                                                                 ---------
Disposition"), the Collateral Agent shall, at the expense of the Loan Parties,
-----------
promptly release, without recourse, representation and warranty, its Lien on any such Collateral. Notwithstanding anything to the contrary, the Collateral Agent shall not have any obligation to release its Lien on any such Collateral if the Collateral Agent determines, in its sole discretion exercised reasonably, that the conditions of this subsection (b) of Section 12.18 have not been satisfied.

                    (b) The Loan Parties may exercise their rights under this
Section 12.18 at any time during the term of this Financing Agreement in connection with a Permitted Disposition by delivering to the Collateral Agent, not less than five Business Days prior to the date of the proposed Permitted Disposition and release, a certificate substantially in the form of Exhibit K hereto (the "Release certificate") of the chief executive officer of the Company
             -------------------
which shall refer to this Section 12.18, identify the assets proposed to be sold or disposed of and any documents that the Loan Parties are requesting the Collateral Agent to sign in connection with any such proposed release, and be accompanied by a counterpart of any such documents executed and acknowledged by all parties thereto (if any) other than the Collateral Agent (and in form for execution by the Collateral Agent) certifying, as of the date of the Release Certificate, that (i) both immediately before and immediately after giving effect to such requested release, no Default or Event of Default shall have occurred and be continuing, (ii) the sale, transfer or disposition is made in compliance with Section 7.02(d)(ii) hereof, and (iii) if the Net Proceeds of such Permitted Disposition has been made or, as a condition to the requested release, will be made to the Administrative Agent, provided that in the event that the Release Certificate states that the Borrowers are required to make a payment of such Net Proceeds, (A) such Release Certificate shall contain a calculation of the amount of such payment and (B) prior to or simultaneously with the release requested by the Loan Parties and the delivery by the Collateral Agent of any documents relating thereto, the Administrative Agent shall have received such payment within two Business Days after receipt by the applicable Borrower.

          Section 12.19 Confidentiality.  Upon delivering to any Lender or Agent
                        ---------------
or permitting any Lender or Agent to inspect, any written information pursuant to this Agreement or the other Loan Documents, each Lender and or Agent shall treat such information as confidential to the extent such information is conspicuously marked confidential. Each Lender and Agent agrees to hold such information in confidence from the date of disclosure thereof. Subject to the other provisions of this Section 12.19, any Lender or Agent may disclose confidential information to its officers, directors, employees, attorneys, accountants or other professionals engaged by any Lender or Agent only after determining that such third party has been instructed to hold such information in confidence to the same extent as if it were a Lender. Notwithstanding the foregoing, the provisions of this Section
12.19 shall not apply to information within any one of the following categories or any combination thereof: (i) information the substance of which, at the time of disclosure by any Lender or Agent, has been disclosed to or is known to any creditor (other than information as to which such creditor is then under an obligation of nondisclosure), or any other Person other than (A) a director, officer, employee or agent of any Loan Party or a professional engaged by a Loan Party or (B) a Person who is then under an obligation of nondisclosure (otherwise than as a consequence of a wrongful act of any Lender or Agent), (ii) information which any Lender or Agent had in its possession prior to receipt thereof from the disclosing party, or (iii) information received by any Lender or Agent from a third party having no obligations of nondisclosure with respect thereto. Nothing contained in this Section 12.19 shall prevent any disclosure:
(i) believed in good faith by any Lender or Agent to be required by any law or guideline or interpretation or application thereof by any Governmental Authority, arbitrator or grand jury charged with the interpretation or administration thereof or compliance with any request or directive of any Governmental Authority, arbitrator or grand jury (whether or not having the force of law), (ii) determined by counsel for any Lender or Agent to be necessary or advisable in connection with enforcement or preservation of rights under or in connection with this Agreement or any other Loan Document, (iii) of any information which has been made public by a Person other than any Lender or Agent or (iv) pursuant to a subpoena or other legal process. Any Lender or Agent shall have the right to disclose any confidential information described in this
Section 12.19 to the L/C Issuer and to an assignee or prospective assignee or to a participant or prospective participant in the Obligations hereunder, provided that the assigning or selling Lender or Agent shall have obtained from such assignee or prospective assignee or participant or prospective participant an agreement to hold such information in confidence to the same extent as if it were a Lender.

          Section 12.20 No Novation.  This Second Amended and Restated Financing
                        -----------
Agreement does not extinguish the obligations for the payment of money outstanding under the Existing Financing Agreement or discharge or release the obligations under the Existing Financing Agreement or the Lien or priority of any mortgage, pledge, security agreement or any other security therefor.
Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Second Amended and Restated Financing Agreement shall be construed as a release or other discharge of any Borrower or any Guarantor under the Existing Financing Agreement from any of its obligations and liabilities as a "Borrower" or "Guarantor" thereunder. Each of the Borrowers and the Guarantors hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this Amendment all references in any such Loan Document to "the Financing Agreement," "thereto," "thereof," "thereunder" or words of like import referring to the Existing Financing Agreement shall mean the Existing Financing Agreement as amended and restated by this Second Amended and Restated Financing Agreement and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent a security interest in or Lien on, any collateral as security for the obligations of the Borrowers or the Guarantors from time to time existing in respect of the Existing Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              McNAUGHTON APPAREL GROUP INC.


                              By: /s/ Amanda J. Bokman
                                 --------------------------------------
                              Title: VP, CFO, Secretary and Treasurer
                                    -----------------------------------


                              NORTON McNAUGHTON OF SQUIRE, INC.

                              By: /s/ Amanda J. Bokman
                                 --------------------------------------
                              Title: VP, CFO, Secretary and Treasurer
                                    -----------------------------------


                              MISS ERIKA, INC.

                              By: /s/ Amanda J. Bokman
                                 --------------------------------------
                              Title: VP, CFO, Secretary and Treasurer
                                    -----------------------------------


                              JERI-JO KNITWEAR, INC.

                              By: /s/ Amanda J. Bokman
                                 --------------------------------------
                              Title: VP, CFO, Secretary and Treasurer
                                    -----------------------------------


                              AGENTS AND LENDERS
                              ------------------

                              THE CIT GROUP/COMMERCIAL SERVICES,
                              INC., as Administrative Agent and Lender

                              By: /s/ Charles Carbone
                                 --------------------------------------
                              Title: Vice President
                                    -----------------------------------


                              BANK OF AMERICA COMMERCIAL
                              CORPORATION, as Collateral Agent, Syndication Agent and Lender

                              By:  Robert J. Higgins
                                 --------------------------------------
                              Title: Sr. V.P.
                                    -----------------------------------


                              FLEET CAPITAL CORPORATION,
                              as Documentation Agent and Lender

                              By: Christopher Gauch
                                 --------------------------------------
                              Title: Vice President
                                    -----------------------------------

                              LENDERS
                              -------

                              BANK LEUMI USA

                              By: /s/ Richard E. Oleszewski
                                 --------------------------------------
                              Title: First V.P.
                                    -----------------------------------


                              By:  /s/ Iris Steinhardt
                                  -------------------------------------
                              Title: Vice President
                                    -----------------------------------


                              DEBIS FINANCIAL SERVICES, INC.

                              By: /s/ James M. Vandervalk
                                 --------------------------------------
                              Title: President - ABL Division
                                    -----------------------------------


                              IBJ WHITEHALL BUSINESS CREDIT CORPORATION

                              By: Dan Bueno
                                 --------------------------------------
                              Title: AVP
                                    -----------------------------------


                              ISRAEL DISCOUNT BANK OF NEW YORK

                              By: /s/ Ronald J. Bongiovanni
                                 --------------------------------------
                              Title: First V.P.
                                    -----------------------------------


                              By: /s/ David Herzog
                                 --------------------------------------
                              Title: Assistant Manager
                                    -----------------------------------


                              HELLER FINANCIAL INC.

                              By: /s/ Richard Holston
                                 --------------------------------------
                              Title: AVP
                                    -----------------------------------


                              LASALLE BUSINESS CREDIT INC.

                              By: /s/ Robert Corsentino
                                 --------------------------------------
                              Title: Sr. V.P.
                                    -----------------------------------

                SECOND AMENDED AND RESTATED FINANCING AGREEMENT

                         Dated as of November 29, 2000

                                 by and among

                        McNAUGHTON APPAREL GROUP INC.,

                      NORTON McNAUGHTON OF SQUIRE, INC.,

                               MISS ERIKA, INC.,

                            JERI-JO KNITWEAR, INC.,

          THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO,


                    BANC OF AMERICA COMMERCIAL CORPORATION,
                  as Collateral Agent and Syndication Agent,


                   THE CIT GROUP/COMMERCIAL SERVICES, INC.,
                           as Administrative Agent,


                          FLEET CAPITAL CORPORATION,
                            as Documentation Agent,


                        BANC OF AMERICA SECURITIES LLC,
                   as Lead Arranger and Joint Book Manager,


                                      and


                            FLEET SECURITIES, INC.,
                             as Joint Book Manager

                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I DEFINITIONS; CERTAIN TERMS...........................................................................   2
     Section  1.01       Definitions...........................................................................   2
                         -----------
     Section  1.02       Accounting and Other Terms............................................................  24
                         --------------------------
     Section  1.03       Time References.......................................................................  24
                         ---------------

ARTICLE II THE LOANS...........................................................................................  24
     Section  2.01       Commitments...........................................................................  24
                         -----------
     Section  2.02       Loans.................................................................................  27
                         -----
     Section  2.03       Making the Loans......................................................................  27
                         ----------------
     Section  2.04       Notes; Repayment of Loans.............................................................  27
                         -------------------------
     Section  2.05       Funding and Settlement Procedures.....................................................  27
                         ---------------------------------
     Section  2.06       Interest..............................................................................  29
                         --------
     Section  2.07       Reduction of Commitment; Prepayment of Loans..........................................  30
                         --------------------------------------------
     Section  2.08       Fees..................................................................................  34
                         ----
     Section  2.09       Eurodollar Rate Not Determinable; Illegality or Impropriety...........................  34
                         -----------------------------------------------------------
     Section  2.10       Indemnity.............................................................................  35
                         ---------
     Section  2.11       Continuation and Conversion of Loans..................................................  36
                         ------------------------------------
     Section  2.12       Taxes.................................................................................  37
                         -----
     Section  2.13       Joint and Several Liability of the Borrowers..........................................  38
                         --------------------------------------------

ARTICLE III LETTERS OF CREDIT..................................................................................  40
     Section  3.01       Letter of Credit Guaranty.............................................................  40
                         -------------------------
     Section  3.02       Participations........................................................................  44
                         --------------
     Section  3.03       Letters of Credit.....................................................................  45
                         -----------------

ARTICLE IV FEES, PAYMENTS AND OTHER COMPENSATION...............................................................  46
     Section  4.01       Audit and Collateral Monitoring Fees..................................................  46
                         ------------------------------------
     Section  4.02       Payments; Computations and Statements.................................................  46
                         -------------------------------------
     Section  4.03       Sharing of Payments, Etc..............................................................  47
                         ------------------------
     Section  4.04       Apportionment of Payments.............................................................  48
                         -------------------------
     Section  4.05       Increased Costs and Reduced Return....................................................  48
                         ----------------------------------

ARTICLE V CONDITIONS OF EFFECTIVENESS, LETTER OF CREDIT ISSUANCE AND LENDING...................................  49
     Section  5.01       Conditions Precedent to Effectiveness.................................................  49
                         -------------------------------------
     Section  5.02       Conditions Precedent to Loans and Letters of Credit...................................  53
                         ---------------------------------------------------

ARTICLE VI REPRESENTATIONS AND WARRANTIES......................................................................  54
     Section  6.01       Representations and Warranties........................................................  54
                         ------------------------------

ARTICLE VII COVENANTS OF THE BORROWER..........................................................................  59
     Section  7.01       Affirmative Covenants.................................................................  59
                         ---------------------
     Section  7.02       Negative Covenants....................................................................  67
                         ------------------

ARTICLE VIII MANAGEMENT, COLLECTION AND STATUS OF ACCOUNTS RECEIVABLE AND OTHER COLLATERAL.....................  77

                                      (i)

     Section  8.01       Management of Collateral..............................................................  77
                         ------------------------
     Section  8.02       Accounts Receivable Documentation.....................................................  79
                         ---------------------------------
     Section  8.03       Status of Accounts Receivable and Other Collateral....................................  80
                         --------------------------------------------------
     Section  8.04       Collateral Custodian..................................................................  81
                         --------------------

ARTICLE IX THE AGENTS..........................................................................................  81
     Section  9.01       Authorization and Action..............................................................  81
                         ------------------------
     Section  9.02       Borrower's Default....................................................................  82
                         ------------------
     Section  9.03       Agents' Reliance, Etc.................................................................  82
                         ---------------------
     Section  9.04       CIT, BACC and Fleet...................................................................  82
                         -------------------
     Section  9.05       Lender Credit Decision................................................................  83
                         ----------------------
     Section  9.06       Indemnification.......................................................................  83
                         ---------------
     Section  9.07       Successor Agents......................................................................  84
                         ----------------
     Section  9.08       Collateral Matters....................................................................  84
                         ------------------

ARTICLE X EVENTS OF DEFAULT....................................................................................  85
     Section  10.01      Events of Default.....................................................................  85
                         -----------------
     Section  10.02      Deposit for Letters of Credit.........................................................  88
                         -----------------------------

ARTICLE XI GUARANTY............................................................................................  88
     Section  11.01      Guaranty..............................................................................  88
                         --------
     Section  11.02      Obligations Unconditional.............................................................  88
                         -------------------------
     Section  11.03      Waivers...............................................................................  89
                         -------
     Section  11.04      Subrogation...........................................................................  89
                         -----------
     Section  11.05      No Waiver; Remedies...................................................................  90
                         -------------------
     Section  11.06      Stay of Acceleration..................................................................  90
                         --------------------

ARTICLE XII MISCELLANEOUS......................................................................................  90
     Section  12.01      [Intentionally Omitted]...............................................................  90
                          ---------------------
     Section  12.02      Notices, Etc..........................................................................  90
                         ------------
     Section  12.03      Amendments, Etc.......................................................................  92
                         ---------------
     Section  12.04      No Waiver; Remedies, Etc..............................................................  92
                         ------------------------
     Section  12.05      Expenses; Taxes; Attorneys' Fees......................................................  92
                         --------------------------------
     Section  12.06      Right of Set-off......................................................................  93
                         ----------------
     Section  12.07      Severability..........................................................................  94
                         ------------
     Section  12.08      Assignments and Participations........................................................  94
                         ------------------------------
     Section  12.09      Counterparts..........................................................................  96
                         ------------
     Section  12.10      Headings..............................................................................  96
                         --------
     Section  12.11      Governing Law.........................................................................  96
                         -------------
     Section  12.12      WAIVER OF JURY TRIAL, ETC.............................................................  97
                         -------------------------
     Section  12.13      Consent by the Agents, Lenders........................................................  97
                         ------------------------------
     Section  12.14      No Party Deemed Drafter...............................................................  97
                         -----------------------
     Section  12.15      Reinstatement; Certain Payments.......................................................  97
                         -------------------------------
     Section  12.16      Indemnification.......................................................................  98
                         ---------------
     Section  12.17      Binding Effect........................................................................  98
                         --------------
     Section  12.18      Releases of Collateral................................................................  99
                         ----------------------
     Section  12.19      Confidentiality.......................................................................  99
                         ---------------
     Section  12.20      No Novation........................................................................... 100
                         -----------

                                     (ii)

SCHEDULE 1.01A          Lenders and Lenders' Commitments
SCHEDULE 1.01B          Fiscal Year, Fiscal Month and Fiscal Quarter
SCHEDULE 1.01C          Prior Season Inventory
SCHEDULE 1.01D          Pricing Grid
SCHEDULE 1.01E          Maximum Overadvance Amount
SCHEDULE 3.03(c)        Existing Letters of Credit
SCHEDULE 6.01(e)        Inventory Locations
SCHEDULE 6.01(f)        Subsidiaries
SCHEDULE 6.01(g)        Litigation
SCHEDULE 6.01(j)        ERISA
SCHEDULE 6.01(k)        Taxes, Etc.
SCHEDULE 6.01(s)        Operating Lease Obligations
SCHEDULE 6.01(y)        Tradenames
SCHEDULE 6.01(aa)       Material Contracts
SCHEDULE 7.02(a)(ii)    Liens
SCHEDULE 7.02(b)(ii)    Indebtedness
SCHEDULE 7.02(c)(iii)   Guaranties
SCHEDULE 7.02(f)(ii)    Investments
SCHEDULE 7.02(g)        Capitalized Lease Obligations
SCHEDULE 7.02(k)(ii)    Promissory Notes
SCHEDULE 7.02(m)        Transactions with Affiliates
SCHEDULE 7.02(p)        Financial Covenants in the event of issuance of Additional
                        Subordinated Notes

EXHIBIT A-1             Form of A Revolving Credit Note
EXHIBIT A-2             Form of B Revolving Credit Note
EXHIBIT B-1             Form of Subsidiary Guaranty
EXHIBIT B-2             Form of Borrower Guaranty
EXHIBIT C-1             Form of Borrower Security Agreement
EXHIBIT C-2             Form of Guarantor Security Agreement
EXHIBIT D-1             Form of Borrower Pledge Agreement
EXHIBIT D-2             [Intentionally Omitted]
EXHIBIT E               Form of Letter of Credit Application
EXHIBIT F               [Intentionally Omitted]
EXHIBIT G               [Intentionally Omitted]
EXHIBIT H               Form of Assignment and Acceptance
EXHIBIT I               Form of Notice of Borrowing
EXHIBIT J               Form of Borrowing Base Certificate
EXHIBIT K               Form of Release Certificate
EXHIBIT L-1             Form of Subordinated Intercompany Revolving Credit Note (Squire)
EXHIBIT L-2             Form of Subordinated Intercompany Revolving Credit Note (Miss Erika)
EXHIBIT L-3             Form of Subordinated Intercompany Revolving Credit Note (Jeri-Jo)
EXHIBIT L-4             Form of Subordinated Intercompany Revolving Credit Note (Company)

                                     (iii)

                                Schedule 1.01A
                                --------------

                       Lenders and Lenders' Commitments



                                           A                       B                       Total
              Lender                   Commitment              Commitment                Commitment         Percentage
              ------                   ----------              ----------                ----------         ----------
Banc of America Commercial           $10,515,850.00          $ 33,650,750.00           $ 44,166,600.00        21.032%
 Corporation
The CIT Group/Commercial               9,325,400.00            29,841,300.00             39,166,700.00        18.651%
   Services, Inc.
Fleet Capital Corporation              9,325,400.00            29,841,300.00             39,166,700.00        18.651%
Heller Financial Inc.                  5,952,400.00            19,047,600.00             25,000,000.00        11.905%
LaSalle Business Credit Inc.           5,357,150.00            17,142,850.00             22,500,000.00        10.714%
Debis Financial Services, Inc.         3,571,450.00            11,428,550.00             15,000,000.00         7.143%
IBJ Whitehall Business Credit          2,380,950.00             7,619,050.00             10,000,000.00         4.762%
 Corporation
Israel Discount Bank of New York       1,785,700.00             5,714,300.00              7,500,000.00         3.571%
Bank Leumi USA                         1,785,700.00             5,714,300.00              7,500,000.00         3.571%
                                     --------------          ---------------           ---------------       -------
                                     $50,000,000.00          $160,000,000.00           $210,000,000.00       100.000%

                                SCHEDULE 1.01B


                   Fiscal Year, Fiscal Month, Fiscal Quarter
                   -----------------------------------------


Part A:           "Fiscal Year"
                  Each fiscal year end for the Company and its Consolidated Subsidiaries is October 31st, if such date falls on a Saturday, or the first Saturday following October 31st. The Company and its Consolidated Subsidiaries operate on a 52 or 53-week fiscal year. See below for examples of actual fiscal years.

Part B:           "Fiscal Month"
                  Each fiscal month end for the Company and its Consolidated Subsidiaries is the 30th or 31st of such month, if such date falls on a Saturday, or the first Saturday following the 30th or 31st.
                  See below for examples of actual fiscal months.

Part C:           "Fiscal Quarter"
                  Each fiscal quarter end for the Company and its Consolidated Subsidiaries is January 31st, April 30th, July 31st and October 31st, if such date falls on a Saturday, or the first Saturday following January 31st, April 30th, July 31st and October 31st. The Company and its Consolidated Subsidiaries operate on a 13-week quarter (4 weeks, 4 weeks, 5 weeks). See below for examples of actual fiscal quarters.

                                                                           FY Period Ending Dates for:
                                                                -----------------------------------------------
                                                  # Wks/               2000            2001              2002
Quarter          Period #          Month            Mth                2001            2002              2003
-------          --------          -----            ---                ----            ----              ----
            ----------------
                    1              November          4             12/02/00        12/01/01          11/30/02
  1st               2              December          4             12/30/00        12/29/01          12/28/02
  ---
                    3               January          5             02/03/01        02/02/02          02/01/03
            ----------------

            ----------------
                    4              February          4             03/03/01        03/02/02          03/01/03
  2nd               5                 March          4             03/31/01        03/30/02          03/29/03
  ---
                    6                 April          5             05/05/01        05/04/02          05/03/03
            ----------------

            ----------------
                    7                   May          4             06/02/01        06/01/02          05/31/03
  3rd               8                  June          4             06/30/01        06/29/02          06/28/03
  ---
                    9                  July          5             08/04/01        08/03/02          08/02/03
            ----------------

            ----------------
                                     August          4             09/01/01         0831/02          08/30/03
  4th                             September          4             09/29/01        09/28/02          09/27/03
  ---
                                    October          5             11/03/01        11/02/02          11/01/03
            ----------------

                                 SCHEDULE 1.01C


                             Prior Season Inventory
                             ----------------------



-------------------------------------------------------------------------------------------------
             Date                       Eligible Amount                    Ineligible
             ----                       ---------------                    ----------
-------------------------------------------------------------------------------------------------
 1.  July 1 - Sept. 30 Year 2    .  75% Fall Year 1 without         .  All Prior Season Inventory
                                    confirmed purchase order           not set forth in Eligible
                                                                       Amount column
                                 .  50% Holiday, Spring and
                                    Transition Year 1 without
                                    confirmed purchase order

                                 .  100% Prior Season Inventory
                                    with confirmed purchase order
-------------------------------------------------------------------------------------------------
 2.  Oct. 1 - Nov. 30 Year 2     .  75% Fall and Holiday Year 1     .  All Prior Season Inventory
                                    without confirmed purchase         not set forth in Eligible
                                    order                              Amount column

                                 .  50% Spring and Transition
                                    Year 1 without confirmed
                                    purchase order

                                 .  100% Prior Season Inventory
                                    with confirmed purchase order
-------------------------------------------------------------------------------------------------
 3.  Dec. 1 - Dec. 31 Year 2     .  75% Holiday and Spring Year     .  All Prior Season Inventory
                                    1 without confirmed purchase       not set forth in Eligible
                                    order                              Amount column

                                 .  50% Transition and Fall
                                    Year 1 without confirmed
                                    purchase order

                                 .  100% Prior Season Inventory
                                    with confirmed purchase order
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
             Date                     Eligible Amount                    Ineligible
             ----                     ---------------                    ----------
-------------------------------------------------------------------------------------------------
 4.  Jan. 1 - Mar. 31 Year 2     .  75% Spring Year 1               .  All Prior Season Inventory
                                    without confirmed                  not set forth in Eligible
                                    purchase order                     Amount column

                                 .  50% Transition, Fall and
                                    Holiday Year 1 without
                                    confirmed purchase order

                                 .  100% Prior Season Inventory
                                    with confirmed purchase order
-------------------------------------------------------------------------------------------------
 5.  Apr. 1 - May 31 Year 2      .  75% Spring and Transition       .  All Prior Season Inventory
                                    Year 1 without confirmed           not set forth in Eligible
                                    purchase order                     Amount column

                                 .  50% Fall and Holiday Year 1
                                    without confirmed purchase
                                    order

                                 .  100% Prior Season Inventory
                                    with confirmed purchase order
-------------------------------------------------------------------------------------------------
 6.  Jun. 1 - Jun. 30 Year 2     .  75% Transition Year 1           .  All Prior Season Inventory
                                    without confirmed purchase         not set forth in Eligible
                                    order                              Amount column

                                 .  50% Fall, Holiday and
                                    Spring Year 1 without
                                    confirmed purchase order

                                 .  100% Prior Season Inventory
                                    with confirmed purchase order
-------------------------------------------------------------------------------------------------

                                SCHEDULE 1.01D

                                 Pricing Grid
                                 ------------

          Commencing on the Pricing Grid Effective Date, the Applicable Unused Line Percentage, Applicable Base Rate Margin, the Applicable Eurodollar Rate Margin and the Applicable L/C Percentage for any Fiscal Quarter, shall be the applicable rate per annum set forth in the table below opposite the ratio of Consolidated Funded Debt to Consolidated EBITDA calculated for the immediately preceding four (4) Fiscal Quarters; provided that, if any time after the Initial Overadvance Period (i) the sum of the aggregate principal amount of the outstanding Revolving Credit Loans of the Borrowers on a combined basis and the aggregate outstanding Letter of Credit Obligations exceeds (ii) the Borrowing Base of the Borrowers on a combined basis before giving effect to the Overadvance Amount (the average daily amount of such excess, if any, for any calendar month, the "Designated Overadvance Amount"), (A) outstanding Eurodollar Loans for such calendar month in an amount equal to the Designated Overadvance Amount shall be subject to an Applicable Margin for Eurodollar Loans of 300 bps,
(B) if the Designated Overadvance Amount exceeds the aggregate principal amount of the outstanding Eurodollar Loans for such calendar month, outstanding Base Rate Loans in an amount equal to the remaining Designated Overadvance Amount for such calendar month shall be subject to an Applicable Margin for Base Rate Loans of 175 bps and (C) if the Designated Overadvance Amount exceeds the aggregate principal amount of the Revolving Credit Loans then outstanding for such calendar month, a Letter of Credit fee of 150 bps shall apply to undrawn documentary and standby Letters of Credit in an amount equal to such excess for such calendar month.

=====================================================================================================================
                                                                     Applicable Margin
                                            Applicable Margin for    for Alternate Base
                                              Eurodollar Loans           Rate Loans            Letters of Credit
                                         -----------------------------------------------
 Funded Debt to EBITDA       Unused Line
 Ratio                           Fee              Revolver                Revolver          Documentary     Standby
---------------------------------------------------------------------------------------------------------------------
 Greater than 3.00:1            50 bps             250 bps                100 bps            137.5 bps      150 bps
 Less than or equal to         37.5 bps            225 bps                 75 bps             125 bps       125 bps
  3.00:1 but greater than
  2.50:1
 Less than or equal to         37.5 bps            200 bps                 50 bps             100 bps       125 bps
  2.50:1 but greater than
  2.00:1
 Less than or equal to          25 bps             175 bps                 25 bps             75 bps        125 bps
  2.00:1
=====================================================================================================================

Commencing on the Pricing Grid Effective Date, changes in the Applicable Base Rate Margin, the Applicable Eurodollar Rate Margin, the Applicable L/C Percentage or the Applicable Unused Line Percentage resulting from changes in the ratio of Consolidated Funded Debt to Consolidated EBITDA shall become effective on the first day of the month following the date of delivery to the Agents of the financial statements pursuant to Sections 7.01(a)(i) of this Agreement and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time period specified in Sections 7.01(a)(i) (after giving effect to the grace period set forth in Section 10.01(d) hereof), then, until such financial statements are delivered, the ratio of Consolidated Funded Debt to Consolidated EBITDA as at the end of the Fiscal Quarter that would have been covered thereby shall for the purposes hereof be deemed to be = or > 3.00. Each determination of the ratio of Consolidated Funded Debt to Consolidated EBITDA pursuant to this paragraph shall be made with respect to the period of four consecutive Fiscal Quarters ending at the end of the period covered by the relevant financial statements.

                                 SCHEDULE 1.01E

                           Maximum Overadvance Amount
                           --------------------------

                                      Overadvance Amount   Overadvance Amount
                                        on Last Day of     During Fiscal Month
                                        Fiscal Month       (Other than Last Day)
                                   ---------------------------------------------

November 2000                           $35,000,000              $35,000,000
December 2000                           $33,000,000              $38,000,000
January 2001                            $30,000,000              $35,000,000
February 2001                           $25,000,000              $30,000,000
March 2001                              $20,000,000              $25,000,000
April 2001                              $10,000,000              $15,000,000
May 2001                                $       -0-              $10,000,000
June 2001                               $       -0-              $ 5,000,000
July 2001 - October 2001                $ 5,000,000              $10,000,000
November 2001 - January 2002            $10,000,000              $15,000,000
February 2002                           $       -0-              $10,000,000
March 2002                              $       -0-              $ 5,000,000
April 2002 & thereafter                 $       -0-              $       -0-

                                SCHEDULE 7.02(P)
                        FINANCIAL COVENANTS IN THE EVENT
                  OF ISSUANCE OF ADDITIONAL SUBORDINATED NOTES

          In the event of the issuance by the Company of $59,000,000 of Additional Subordinated Notes, the financial covenants with respect to the Leverage Ratio, the Fixed Charge Coverage Ratio and the Cash Flow Ratio will be revised as follows:

               (i)     Leverage Ratio.
                       --------------

                                                        Maximum
                    Fiscal Quarter Ended              Leverage Ratio
                    --------------------              --------------
                       January 2001                    4.45 to 1.0
                       April 2001                      4.20 to 1.0
                       July 2001                       4.20 to 1.0
                       October 2001                    3.90 to 1.0
                       January 2002                    3.65 to 1.0
                       April 2002                      3.65 to 1.0
                       July 2002                       3.40 to 1.0
                       October 2002                    2.95 to 1.0
                       January 2003                    2.95 to 1.0
                       April 2003                      2.75 to 1.0
                       July 2003                       2.75 to 1.0
                       October 2003                    2.40 to 1.0

               (ii)    Fixed Charge Coverage Ratio.
                       ----------------------------

                                                        Fixed Charge
                    Fiscal Quarter Ended              Coverage Ratio
                    --------------------              --------------
                       January 2001                    1.30 to 1.0
                       April 2001                      1.30 to 1.0
                       July 2001                       1.30 to 1.0
                       October 2001                    1.30 to 1.0
                       January 2002                    1.30 to 1.0
                       April 2002                      1.35 to 1.0
                       July 2002                       1.35 to 1.0
                       October 2002                    1.35 to 1.0
                       January 2003                    1.40 to 1.0
                       April 2003                      1.40 to 1.0
                       July 2003                       1.40 to 1.0
                       October 2003                    1.40 to 1.0

               (iii)     Cash Flow Ratio.
                         ---------------

                                                             Minimum
                       Fiscal Quarter Ended               Cash Flow Ratio
                       --------------------               ---------------
                          January 2001                      2.05 to 1.0
                          April 2001                        2.05 to 1.0
                          July 2001                         1.75 to 1.0
                          October 2001                      1.75 to 1.0
                          January 2002                      1.75 to 1.0
                          April 2002                        1.90 to 1.0
                          July 2002                         1.90 to 1.0
                          October 2002                      2.05 to 1.0
                          January 2003                      2.05 to 1.0
                          April 2003                        2.05 to 1.0
                          July 2003                         2.05 to 1.0
                          October 2003                      2.05 to 1.0